[GRAPHIC OMITTED]


Liberty Acorn Family of Funds

Class Z Shares
Annual Report               4
December 31, 2002

Managed by Liberty Wanger Asset Management, L.P.



Liberty Acorn Fund
Liberty Acorn International
Liberty Acorn USA
Liberty Acorn Foreign Forty
Liberty Acorn Twenty
Columbia Thermostat Fund

Liberty Acorn Family of Funds Annual Report 2002
        Table of Contents

The Liberty Acorn Family of Funds
        Performance At A Glance                       1

Squirrel Chatter: Plastics                            2

Liberty Acorn Fund
        In a Nutshell                                 4
        At a Glance                                   5
        Major Portfolio Changes                      16
        Statement of Investments                     18

Liberty Acorn International
        In a Nutshell                                 6
        At a Glance                                   7
        Major Portfolio Changes                      27
        Statement of Investments                     29
        Portfolio Diversification                    33

Liberty Acorn USA
        In a Nutshell                                 8
        At a Glance                                   9
        Major Portfolio Changes                      34
        Statement of Investments                     35

Liberty Acorn Foreign Forty
        In a Nutshell                                10
        At a Glance                                  11
        Major Portfolio Changes                      38
        Statement of Investments                     39
        Portfolio Diversification                    41

Liberty Acorn Twenty
        In a Nutshell                                12
        At a Glance                                  13
        Major Portfolio Changes                      42
        Statement of Investments                     43

Columbia Thermostat Fund
        In a Nutshell                                14
        At a Glance                                  15
        Statement of Assets and Liabilities          59
        Statement of Operations                      60
        Statement of Changes in Net Assets           61
        Financial Highlights                         62
        Notes to Financial Statements                63

Liberty Acorn Family of Funds
        Statements of Assets and Liabilities         44
        Statements of Operations                     45
        Statements of Changes in Net Assets          46
        Financial Highlights                         50
        Notes to Financial Statements                54


        Report of Independent Auditors               65
        Liberty Acorn Family of Funds Information    66
        Board of Trustees and
          Management of Acorn                        67


--------------------------------------------------------------------------------

>Why You May Not Have Received A 1099-DIV Tax Form for 2002

Liberty Acorn International was the only Liberty Acorn fund that declared a distribution in 2002. Therefore, if you were a Liberty Acorn International shareholder, and your total distribution was $10.00 or more, you were sent a 1099-DIV tax form. If you owned any other Liberty Acorn fund, there were no distributions in 2002 and we did not send you a 1099, unless you sold fund shares. We have managed the Liberty Acorn Funds so as to avoid paying capital gain distributions in 2002. It's bad enough to lose money and worse to have to pay capital gains taxes to boot.

LIBERTY ACORN INTERNATIONAL DISTRIBUTIONS

                                                                                        RECORD
                                          SHORT-TERM      LONG-TERM                       AND
                              INCOME        CAPITAL        CAPITAL    REINVESTMENT    EX-DIVIDEND      PAYABLE
                             DIVIDEND        GAIN           GAIN          PRICE          DATE           DATE
                             ---------     ---------      ---------     ---------      ---------      ---------
   June 2002                   $0.07         None           None         $19.25         6/11/02        6/14/02
   December 2002                0.04         None           None          15.35         12/6/02       12/11/02

---------------------------------------------------------------------------------------------------------------

THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Liberty Acorn Family of Funds
        >Performance At A Glance
         Class Z Average Annual Total Returns through 12/31/02

                            4th*            1               3              5               10            Life
                           Quarter         year            years          years           years         of Fund
-------------------------------------------------------------------------------------------------------------------
 LIBERTY ACORN
 FUND (6/10/70)             7.42%         -13.31%           0.42%          7.44%          12.49%         15.50%
-------------------------------------------------------------------------------------------------------------------
 S&P 500                    8.44%         -22.10%         -14.55%         -0.59%           9.35%         11.65%
-------------------------------------------------------------------------------------------------------------------
 Russell 2000               6.16%         -20.48%          -7.54%         -1.36%           7.15%           NA
-------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap
 Core Funds Index           5.79%         -19.23%          -2.56%          1.39%           8.70%           NA
-------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Core
 Funds Index                6.59%         -17.37%          -5.84%          2.90%           9.28%           NA
-------------------------------------------------------------------------------------------------------------------
 LIBERTY ACORN
 INTERNATIONAL (9/23/92)    3.28%         -16.10%         -19.10%          1.83%           7.54%          8.03%
-------------------------------------------------------------------------------------------------------------------
 EMI Global ex-US           4.82%          -6.89%         -11.44%         -1.10%           3.00%          2.45%
-------------------------------------------------------------------------------------------------------------------
 EAFE                       6.45%         -15.94%         -17.24%         -2.89%           4.01%          3.44%
-------------------------------------------------------------------------------------------------------------------
 Lipper Int'l Small-
 Cap Funds Index            3.02%          -7.95%         -13.54%          2.93%            NA             NA
-------------------------------------------------------------------------------------------------------------------
 LIBERTY ACORN USA
 (9/4/96)                   8.26%         -18.49%          -4.00%          2.86%            --            9.49%
-------------------------------------------------------------------------------------------------------------------
 Russell 2000               6.16%         -20.48%          -7.54%         -1.36%            --            3.53%
-------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap
 Core Funds Index           5.79%         -19.23%          -2.56%          1.39%            --            5.67%
-------------------------------------------------------------------------------------------------------------------
 S&P 500                    8.44%         -22.10%         -14.55%         -0.59%            --            6.31%
-------------------------------------------------------------------------------------------------------------------
 LIBERTY ACORN FOREIGN
 FORTY (11/23/98)           3.00%         -14.89%         -19.42%           --              --            1.08%
-------------------------------------------------------------------------------------------------------------------
 EAFE                       6.45%         -15.94%         -17.24%           --              --           -6.78%
-------------------------------------------------------------------------------------------------------------------
 SSB World ex-US
 Cap Range $2-10B           3.95%          -9.18%         -10.33%           --              --            -1.99%
-------------------------------------------------------------------------------------------------------------------
 Lipper International
 Funds Index                6.64%         -13.83%         -15.99%           --              --           -4.31%
-------------------------------------------------------------------------------------------------------------------
 LIBERTY ACORN TWENTY
 (11/23/98)                 6.04%          -7.81%           3.60%           --              --           11.08%
-------------------------------------------------------------------------------------------------------------------
 S&P MidCap 400             5.83%         -14.51%          -0.05%           --              --            6.04%
-------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap
 Growth Index               4.70%         -28.47%         -22.06%           --              --            1.57%
-------------------------------------------------------------------------------------------------------------------
 S&P 500                    8.44%         -22.10%         -14.55%           --              --            -5.32%
-------------------------------------------------------------------------------------------------------------------
 COLUMBIA THERMOSTAT
 FUND (9/25/02)             5.69%           --              --              --              --            4.10%
-------------------------------------------------------------------------------------------------------------------
 S&P500                     8.44%           --              --              --              --            7.96%
-------------------------------------------------------------------------------------------------------------------
 Lehman U.S Govt.
 Intermediate Bond Index    0.97%           --              --              --              --            1.37%
-------------------------------------------------------------------------------------------------------------------
 Lipper Flexible
 Portfolio Funds Index      5.76%           --              --              --              --            5.79%
-------------------------------------------------------------------------------------------------------------------

*Quarterly numbers are not annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI GLOBAL EX-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB WORLD EX-US CAP RANGE $2-$10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX -- 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX -- 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX -- 30 largest small cap core funds, including Liberty Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. LEHMAN U.S. GOVERNMENT INTERMEDIATE BOND INDEX is made up of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Funds statement of additional information. It is not possible to invest directly in an index.

>Squirrel Chatter: PLASTICS

Photo of: Ralph Wanger


The movie "The Graduate" came out in 1967. There were several famous lines in the film, including Dustin Hoffman as Ben Braddock telling Anne Bancroft, "Mrs. Robinson, you're trying to seduce me!" (Good forecast!) Another was a poolside conversation between a Mr. McGuire and Ben.

Mr. McGuire: "Ben, I want to say just one word to you - just one word."

Ben: "Yes sir."

Mr. McGuire, gravely: "Plastics."

Ben: "Exactly how do you mean?"

Mr. McGuire: "There's a great future in plastics. Think about it. Will you think about it?"1

     This instantly became the best one-liner of the decade. The question is, why was it funny? At the time, guitarist and potter were respected vocations. Looking for a means to make real money, perhaps by making plastics, was considered selling out. There was no shortage of musicians or artisans in the 60s. Most ended up stowing the guitar in an attic when a prospective spouse said, "Yeah, you're cool, but no way will I shack up with somebody who doesn't have a job. How do you intend to support our family?"

     How good was the advice about plastics? In fact, from 1980 to 2001 the plastics industry expanded steadily at a rate of 3.7%, a very satisfactory growth rate. The value of shipments for the plastics industry in 2000 was $132 billion and still growing. The amount of plastic use per person in the United States has more than doubled over the last 20 years, and the rest of the world is starting to catch up. Plastics technology has improved too. The LEXAN polycarbonate shell for your laptop or cell phone is a highly sophisticated component. So, there was nothing wrong with Mr. McGuire's idea. It was a whole lot better than telling Ben to look for work in the steel, textile or coal industries.

     Making good long-term forecasts is quite complicated. It's interesting to go back and find those who attempted to predict what the future might bring and see how they did. One guy who was brave enough to make a 100-year forecast was the famous economist John Maynard Keynes. He wrote an essay in 1930 called, "Economic Possibilities for our Grandchildren"2 that was bold, interesting and likely to be correct.

     1930 was not a happy year. The boom of the Twenties turned into the Great Depression. The banking system was collapsing. For the next half dozen years, the problems of unemployment, stagnation and poverty seemed over whelming. Political revolution, either fascist or communist, was a real threat. Still, Keynes looked across the decades to a time of prosperity. Using the power of compound interest, he calculated that in the year 2030 per capita GDP might well be eight times what it was in 1930, assuming stable population and no important wars. The assumption of a stable population proved to be fairly accurate in Europe, North America and Japan, and generally incorrect for most of the rest of the world. The assumption of no important wars was violated in the late 1930s but despite that unfortunate event, the 2030 projections are still on target. Per capita GDP in the United States ($22,000) is four times what it was in 1929 and another doubling in the next 28 years is certainly plausible.

     Keynes' belief in future economic growth developed a concept barely over a century old at that time. He saw the great age of scientific and technological innovations as a harbinger of even greater things to come. He listed 15 areas that he believed would drive future economic growth. Power generation (coal, steam, electricity and petroleum) and materials (steel, rubber, cotton and the chemical industries) dominated his list, taking eight spots. Another three focused on machinery (automatic machinery, mass production and printing). Communication, in the form of the wireless, received just one position in the
15. He gave credit for recent advances to scientists such as Newton, Darwin and Einstein and "thousands of other things and men." He thought that future discoveries and inventions, in a peaceful society without excessive population growth, would be able to solve the economic problem of scarcity that had plagued mankind forever.

     There were some interesting industries on Keynes' list that were and are important but are not areas that anyone invests in anymore, such as coal, steam, rubber and cotton. (Steam power is now confined to the innards of electrical generating plants.) The chemical industry has continued to be crucial, including the sub-sectors of pharmaceuticals, fertilizers and, of course, plastics. However, the great chemical companies of Keynes' era -- DuPont, Dow, Rohm & Haas -- have gone from being at the forefront of growth to becoming commodity-producing companies barely earning their cost of capital. Forbes recently wrote on DuPont, describing it as a low-return, struggling company.3 Keynes would have undoubtedly been surprised to see the vast expansion of electronics and computers. Today when one talks about technology stocks one means primarily the computer industry, and plastics don't count. However, there are strong signs that many high-tech categories are becoming commodities too (cell phones, DRAMs, PCs).

     Keynes gave very good advice. The long-term future of the world was excellent despite the horrid short-term problems of the Great Depression. Mr. McGuire was right. Plastics was a fine growth industry. Still, advising Ben to go to work for IBM would have been even better advice. Rotation continues. Once-great companies have disappeared or have become relatively unimportant - Pennsylvania Railroad, U.S. Steel, A&P, and (alas) FAO Schwartz. The total economy grows steadily, but industries and companies go through a life cycle of birth, growth, maturity and decay. The objective of small-cap and mid-cap investing is to find companies in the growth stage and get out as they mature. Sounds easy enough.

2002 SCARLET A WINNERS

     "The political problem of mankind is to combine three things: Economic Efficiency, Social Justice, and Individual Liberty ... The third prefers, above everything, to give unhindered opportunity to the exceptional and aspiring."4

     We believe our analysts and portfolio managers are exceptional and aspiring. In addition to our stellar internal resources, we get valuable assistance from other members of the investment world. We honor these individuals with the coveted Scarlet A certificate. To win this prize for 2002, the recommended stock had to increase more than 40% and make more than $20 million on the domestic side. The international criteria were an increase of at least 30% and a $5 million gain.

     Natural gas producer XTO Energy topped the list of 2002 domestic winners. A terrific long-term holding for the funds, XTO (then Cross Timbers Oil) was a Scarlet A winner in 2000 as well. The credit, once again, goes to Brad Beago of Credit Lyonnais Securities for bringing us this idea. Also an encore appearance, prison management company WACKENHUT earns a Scarlet A for Jim Macdonald of First Analysis for the second year in a row. Matt Reiner of Paradigm Capital Management earns the A for AVID TECHNOLOGY, a provider of digital editing software and systems.

     Small- and middle-market bank ANGLO IRISH BANK led the international winners. Credit goes to David Smith of Davy Stockbrokers in Dublin for this winning suggestion. Italian offshore oil and drilling company SAIPEM also earns a Scarlet A for 2002. We've held this stock for over seven years and, most recently, have turned to David Dudlyke of Credit Suisse First Boston and Peter Los of Rabo Securities for valuable insight and guidance on the stock.


/s/ Ralph Wanger
Ralph Wanger
Chief Investment Officer, Liberty Wanger Asset Management, L.P.
Lead Portfolio Manager, Liberty Acorn Trust


--------------------------------------------------------------------------------

1 "The Graduate" is based on a book by the same name, written by Charles Webb and first published in 1963.

2 Keynes, John Maynard, Essays In Persuasion, Harcourt, Brace and Company, New York, 1932, pgs. 358-373.

3    Forbes, February 3, 2003, pgs. 54-60.

4    Keynes, John Maynard, Liberalism and Labour, 1926.




--------------------------------------------------------------------------------
WHO SHOULD PAY THE TAX ON DIVIDENDS?

In the first quarter of 2002, "Squirrel Chatter" discussed dividends. What a good idea it would be to restore the practice of paying them! We suggested that institutions might soon start demanding dividends again and companies would therefore reinstate them. In January, the Bush administration proposed a series of tax changes including changing the taxation of dividends. There is a plausible theory of taxation that says every stream of income should be taxed, but only once. Single-taxation is true for corporate bond interest, but not true for dividends, which are taxed first at the corporate level and then at the shareholder level. Most other countries tax dividends only once.

     Bush suggested eliminating the tax to the shareholder, which we believe is better than the current approach, but not the correct solution. We feel the right way to do it is to make dividends deductible to the corporation (paid out of pre-tax income, the same way bond interest is handled). Then the shareholder getting the dividend would pay tax at his own tax rate. The administration plan to eliminate the tax at the shareholder level has some undesirable side effects. First, corporate managers have no incentive to increase dividends since their economics have not changed. Second, there would be unwelcome competition for income with the municipal bond community, the REIT industry, etc. In order to cure some of these defects, Bush's tax proposal then added on a cost-basis adjustment for undistributed profits. This would cause every shareholder to have to perform some arcane bookkeeping adjustments each year. The tax code should be simplified, not made more complex. However, in our opinion the basic idea of increasing dividends is terrific.

     Why do we want to see more dividends? From the shareholder's point of view, a dollar of certain dividend income is more valuable than the riskier prospects for a dollar in capital gains. Second, we believe leaving the cash in the corporate treasury is unwise. In certain cases, the money is either wasted repurchasing stock at bloated prices, used for foolish capital investments, or taken by management in the form of excessive stock option grants. Returning the money to the shareholders would reduce waste mishandling.
--------------------------------------------------------------------------------

Liberty Acorn Fund
     >In a Nutshell

Photo of: Ralph Wanger
Photo of: Charles P. McQuaid

Liberty Acorn Fund dropped 13.31% in 2002, but still outperformed all of its benchmarks (see Page 1 for performance data). During the fourth quarter, Liberty Acorn Fund rose 7.42%, somewhat better than small-cap averages but slightly less than the large-cap S&P 500. While we are not happy to lose money during the year, we are proud that we have given back only a little of our bull market gains and that the Fund has great long-term performance.

     The Fund's outperformance for the year was the result of strong individual stock selection and relatively small investments in the worst groups. The Fund's best stocks were in a variety of industries. Commonwealth Bancorp's stock more than doubled in the year. Video-editing equipment producer Avid Technology showed a 90% jump, ladies' accessories company Coach bagged a 67% gain, while guard and prison company Wackenhut secured a 73% profit on a takeover. We had less than half the market weightings in biotech and technology equipment stocks, groups that halved during the year.

     Problem stocks for the year included Dynegy, off over 90%, AmeriCredit, down 75%, and THQ, which fell 59%. We have given up on Dynegy, but continue to hold AmeriCredit and THQ. We think AmeriCredit will recover when the economy improves and the consumer finance shakeout ends. We believe THQ will benefit when the video game cycle shifts from core gamer software to mass market titles.

     Technology and media stocks were the Fund's biggest winners in the fourth quarter. Avid more than doubled while employee timeclock maker Kronos booked a 50% gain. While both companies produce technology hardware, related software and services have been keys to their success. CATV company Mediacom rebounded 65% from a deeply discounted valuation, while Getty Images rose over 50% on improved free cash flow.

     A year ago we mentioned that we were buying computer software and services stocks. We thought the stocks were cheap, balance sheets were in good shape, costs were controlled, and revenue growth would eventually accelerate. We continued to buy during the year as additional opportunities arose. Our selections were off less than their group for the year, and were profitable in the fourth quarter. We recently added to the Fund's energy holdings because we believed that a number of energy stocks did not reflect an improved outlook for domestic natural gas. We think that purchases of these and numerous other stocks will prove rewarding over the long run.

/s/ Ralph Wanger
Ralph Wanger
Lead Portfolio Manager

/s/ Charles P. McQuaid
Charles P. McQuaid
Co-Portfolio Manager



--------------------------------------------------------------------------------
Money in the Banks
--------------------------------------------------------------------------------
Shareholders of Commonwealth Bancorp, a Philadelphia savings and loan, recently approved its sale to a subsidiary of the Royal Bank of Scotland. Commonwealth was our latest in a string of successful investments in banks and S&Ls. Many banks and S&Ls are regional franchises with loyal customers, high local market shares, and low cost deposits. The group benefits from being downstream from technology by cutting costs through computerization. The banking industry consists of thousands of independent entities in the United States. Since economies of scale exist, the industry has been consolidating and acquisition premiums appear justified. When purchased at the right price, bank stocks often prove rewarding. With nearly 200 public small-cap banks and S&Ls to chose from, there are lots of stocks to analyze. We welcome David Frank who joined us in 2002 to follow part of the group plus other financial services stocks.
--------------------------------------------------------------------------------



Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic insta bility, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/02, the Fund's positions in the holdings mentioned were:
Commonwealth Bancorp, 0.1%; Avid Technology, 0.8%; Coach, 1.0%; Wackenhut, 0.0%; Dynegy, 0.0.%; AmeriCredit, 0.7%; THQ, 0.4%; Kronos, 0.8%; Mediacom, 0.3%; Getty Images, 0.6%.

Liberty Acorn Fund
     >At a Glance                                           Ticker Symbol: ACRNX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2002

                         1 YEAR      5 YEARS    10 YEARS
 Returns before taxes    -13.31%      7.44%      12.49%
--------------------------------------------------------
 Returns after taxes     -13.31       5.52       10.28
 on distributions
--------------------------------------------------------
 Returns after taxes      -8.17       5.91        9.99
 on distributions and
 sale of fund shares
--------------------------------------------------------
 Russell 2000 (pretax)   -20.48      -1.36        7.15
--------------------------------------------------------
 S&P 500 (pretax)        -22.10      -0.59        9.35
--------------------------------------------------------


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.



LIBERTY ACORN FUND PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2002

Pie Chart:

22.7%           Information
                   Software/Services 12.6%
                   Computer Related Hardware 6.7%
                   Media 2.3%
                   Telecommunications 1.1%

5.8%            Real Estate

7.1%            Energy/Minerals

9.3%            Health Care

19.1%           Consumer Goods/Services

13.7%           Finance

11.8%           Industrial Goods/Services

10.5%           Other*

*Other includes cash and other assets less liabilities of 10.1%. Foreign equities within the portfolio were 7.8% diversified by country as follows: 4.7% Europe; 1.4% Canada; 0.9% Asia without Japan; 0.2% Australia; 0.5% Japan; 0.1% Latin America.



THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN FUND (CLASS Z)
     >June 10, 1970 through December 31, 2002

This graph compares the results of $10,000 invested in the Liberty Acorn Fund at inception on June 10, 1970 (the date the Fund shares were first offered to the public) to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT LIBERTYFUNDS.COM FOR DAILY UPDATES.

LIBERTY ACORN FUND NAV ON 12/31/02: $15.50

TOTAL NET ASSETS:  $5,740.6 MILLION

Line Chart:
                                 Liberty Acorn Fund           S&P 500
6/30/70                          9694.96                      9819.82
7/31/70                          10517.24                     10574.99
8/31/70                          11223.08                     11081.08
9/30/70                          12022.83                     11481.19
10/31/70                         11916.20                     11385.80
11/30/70                         12169.45                     11962.11
12/31/70                         13586.67                     12676.21
1/31/71                          14953.38                     13224.70
2/28/71                          15837.72                     13378.38
3/31/71                          17020.50                     13905.67
4/30/71                          18230.49                     14446.21
5/31/71                          17275.94                     13881.82
6/30/71                          17397.32                     13928.19
7/31/71                          17289.43                     13388.98
8/31/71                          17640.07                     13908.32
9/30/71                          17571.46                     13846.05
10/31/71                         16516.36                     13304.19
11/30/71                         15677.69                     13306.84
12/31/71                         17828.47                     14489.93
1/31/72                          18652.50                     14788.02
2/29/72                          19648.78                     15197.40
3/31/72                          20119.24                     15323.26
4/30/72                          20672.73                     15426.60
5/31/72                          20824.93                     15731.32
6/30/72                          20562.03                     15425.28
7/31/72                          19521.45                     15498.15
8/31/72                          19129.91                     16070.48
9/30/72                          18962.10                     16029.41
10/31/72                         18920.15                     16218.87
11/30/72                         19745.20                     17000.53
12/31/72                         19367.63                     17241.65
1/31/73                          18270.13                     16984.63
2/28/73                          16883.49                     16385.80
3/31/73                          16563.49                     16399.05
4/30/73                          15054.95                     15373.61
5/31/73                          13637.84                     15515.37
6/30/73                          13637.84                     15453.10
7/31/73                          15214.59                     16081.08
8/31/73                          14555.09                     15532.59
9/30/73                          16825.01                     16196.34
10/31/73                         17469.17                     16222.84
11/30/73                         14877.17                     14423.69
12/31/73                         14769.81                     14708.53
1/31/74                          15110.61                     14603.87
2/28/74                          15188.10                     14593.27
3/31/74                          15017.62                     14293.85
4/30/74                          13824.27                     13781.13
5/31/74                          12925.38                     13365.13
6/30/74                          12506.93                     13212.77
7/31/74                          11718.21                     12366.19
8/31/74                          10621.59                     11176.47
9/30/74                          9697.29                      9888.71
10/31/74                         12015.87                     11551.40
11/30/74                         11436.22                     10987.02
12/31/74                         10684.25                     10816.11
1/31/75                          12371.50                     12191.31
2/28/75                          12895.58                     12969.00
3/31/75                          13022.63                     13298.89
4/30/75                          13642.00                     13975.89
5/31/75                          14928.38                     14642.29
6/30/75                          15944.78                     15341.81
7/31/75                          15106.09                     14353.47
8/31/75                          14224.10                     14100.42
9/30/75                          13646.80                     13660.57
10/31/75                         14159.96                     14553.52
11/30/75                         14224.10                     14964.23
12/31/75                         13951.49                     14842.34
1/31/76                          16285.66                     16649.44
2/29/76                          17970.94                     16509.01
3/31/76                          18959.43                     17065.45
4/30/76                          18943.22                     16932.96
5/31/76                          19461.77                     16744.83
6/30/76                          20498.87                     17486.75
7/31/76                          19796.27                     17403.29
8/31/76                          19861.60                     17371.49
9/30/76                          20727.28                     17819.29
10/31/76                         19926.94                     17488.08
11/30/76                         21217.29                     17416.53
12/31/76                         23046.65                     18394.28
1/31/77                          24091.14                     17523.85
2/28/77                          23235.44                     17204.56
3/31/77                          23910.12                     17024.38
4/30/77                          24486.07                     17094.59
5/31/77                          24979.75                     16759.41
6/30/77                          26608.86                     17587.44
7/31/77                          26441.52                     17368.84
8/31/77                          25777.99                     17070.75
9/30/77                          25628.70                     17097.24
10/31/77                         24666.59                     16430.84
11/30/77                         26740.11                     16950.19
12/31/77                         27171.40                     17077.37
1/31/78                          25528.78                     16096.98
2/28/78                          25780.54                     15771.07
3/31/78                          26754.03                     16234.76
4/30/78                          28919.19                     17698.73
5/31/78                          30094.08                     17861.69
6/30/78                          30094.08                     17616.59
7/31/78                          32149.92                     18643.35
8/31/78                          35492.16                     19203.76
9/30/78                          34745.67                     19142.82
10/31/78                         28519.27                     17473.50
11/30/78                         30826.60                     17848.44
12/31/78                         31776.68                     18199.52
1/31/79                          33357.02                     19006.36
2/28/79                          32583.84                     18395.60
3/31/79                          36376.09                     19492.58
4/30/79                          36504.95                     19617.12
5/31/79                          37057.22                     19189.19
6/30/79                          40131.51                     20023.85
7/31/79                          41505.15                     20292.79
8/31/79                          44852.34                     21463.96
9/30/79                          45298.63                     21555.38
10/31/79                         42063.02                     20174.88
11/30/79                         45614.76                     21134.08
12/31/79                         47790.43                     21585.85
1/31/80                          50478.17                     22927.93
2/29/80                          50602.40                     22926.60
3/31/80                          42258.39                     20696.87
4/30/80                          44556.61                     21654.74
5/31/80                          47393.16                     22768.95
6/30/80                          49111.66                     23489.67
7/31/80                          52126.68                     25123.21
8/31/80                          54232.81                     25377.58
9/30/80                          56696.98                     26124.80
10/31/80                         57876.41                     26653.42
11/30/80                         61793.81                     29492.58
12/31/80                         62594.14                     28602.28
1/31/81                          61405.12                     27405.94
2/28/81                          61124.84                     27881.56
3/31/81                          65118.86                     28997.09
4/30/81                          65445.86                     28436.67
5/31/81                          66637.06                     28509.54
6/30/81                          64184.59                     28330.68
7/31/81                          61688.06                     28388.98
8/31/81                          57933.55                     26750.13
9/30/81                          54131.51                     25431.90
10/31/81                         57600.87                     26804.45
11/30/81                         58955.35                     27910.70
12/31/81                         58004.84                     27195.28
1/31/82                          55855.47                     26840.22
2/28/82                          54397.10                     25339.16
3/31/82                          53546.39                     25206.68
4/30/82                          55247.82                     26346.05
5/31/82                          54299.88                     25447.80
6/30/82                          53692.23                     25066.24
7/31/82                          52745.55                     24619.77
8/31/82                          55713.27                     27608.64
9/30/82                          56586.13                     27953.10
10/31/82                         62596.38                     31169.85
11/30/82                         67559.20                     32429.78
12/31/82                         68207.61                     33053.79
1/31/83                          71999.11                     34283.25
2/28/83                          75490.61                     35068.89
3/31/83                          77580.23                     36364.60
4/30/83                          80463.36                     39228.93
5/31/83                          85065.81                     38888.45
6/30/83                          87777.18                     40401.43
7/31/83                          85603.55                     39209.06
8/31/83                          83886.11                     39798.62
9/30/83                          85388.87                     40347.11
10/31/83                         82356.51                     39880.76
11/30/83                         85254.69                     40722.05
12/31/83                         85388.87                     40510.07
1/31/84                          82835.92                     40283.52
2/29/84                          79613.73                     38865.92
3/31/84                          80298.09                     39538.95
4/30/84                          80212.54                     39913.88
5/31/84                          77304.02                     37705.35
6/30/84                          79416.93                     38524.11
7/31/84                          78263.87                     38045.84
8/31/84                          87574.82                     42248.28
9/30/84                          87718.95                     42257.55
10/31/84                         87978.39                     42420.51
11/30/84                         87401.86                     41946.21
12/31/84                         89044.97                     43051.14
1/31/85                          98794.38                     46405.67
2/28/85                          100452.21                    46974.03
3/31/85                          99746.10                     47004.50
4/30/85                          99838.20                     46960.78
5/31/85                          105732.71                    49674.09
6/30/85                          107107.02                    50451.78
7/31/85                          108624.73                    50378.91
8/31/85                          107664.55                    49948.33
9/30/85                          103142.39                    48386.33
10/31/85                         107695.52                    50621.36
11/30/85                         114788.49                    54092.47
12/31/85                         117142.49                    56710.39
1/31/86                          119847.97                    57027.03
2/28/86                          126520.80                    61289.08
3/31/86                          132667.70                    64708.53
4/30/86                          134935.80                    63979.86
5/31/86                          139176.17                    67383.41
6/30/86                          141428.67                    68522.79
7/31/86                          134782.15                    64689.98
8/31/86                          138981.69                    69487.28
9/30/86                          132004.50                    63742.71
10/31/86                         134914.42                    67417.86
11/30/86                         136501.65                    69096.45
12/31/86                         136843.05                    67294.65
1/31/87                          147564.32                    76356.65
2/28/87                          157863.86                    79373.34
3/31/87                          160298.29                    81664.02
4/30/87                          155054.89                    80938.00
5/31/87                          158912.54                    81640.17
6/30/87                          164942.45                    85763.12
7/31/87                          170979.84                    90107.31
8/31/87                          179877.58                    93469.79
9/30/87                          180518.52                    91420.24
10/31/87                         135087.27                    71731.58
11/30/87                         133089.05                    65826.71
12/31/87                         142922.51                    70828.03
1/31/88                          147022.39                    73807.63
2/29/88                          158881.16                    77248.28
3/31/88                          159366.10                    74860.89
4/30/88                          163642.31                    75688.92
5/31/88                          161393.99                    76343.40
6/30/88                          169946.42                    79847.64
7/31/88                          171143.95                    79544.25
8/31/88                          167856.14                    76844.20
9/30/88                          173543.17                    80117.91
10/31/88                         174831.64                    82348.97
11/30/88                         172343.56                    81175.15
12/31/88                         178370.18                    82591.41
1/31/89                          185924.92                    88639.37
2/28/89                          189702.28                    86430.84
3/31/89                          192253.23                    88447.27
4/30/89                          200936.27                    93039.22
5/31/89                          208098.55                    96803.13
6/30/89                          204223.07                    96254.64
7/31/89                          215944.73                    104944.36
8/31/89                          221421.95                    106996.56
9/30/89                          226493.46                    106562.00
10/31/89                         213358.26                    104088.50
11/30/89                         217567.61                    106210.92
12/31/89                         222681.33                    108761.26
1/31/90                          208257.89                    101459.99
2/28/90                          210852.03                    102766.30
3/31/90                          217233.62                    105490.20
4/30/90                          210955.80                    102857.71
5/31/90                          226001.83                    112886.86
6/30/90                          229685.52                    112125.07
7/31/90                          226379.41                    111766.03
8/31/90                          195903.25                    101664.02
9/30/90                          175081.35                    96715.69
10/31/90                         170958.72                    96303.66
11/30/90                         177742.80                    102529.15
12/31/90                         183674.24                    105385.53
1/31/91                          194614.61                    109974.83
2/28/91                          210517.63                    117839.16
3/31/91                          219033.08                    120692.90
4/30/91                          226082.29                    120979.07
5/31/91                          236740.69                    126197.67
6/30/91                          226533.44                    120416.00
7/31/91                          237001.03                    126029.41
8/31/91                          245976.62                    129014.31
9/30/91                          246203.85                    126856.12
10/31/91                         253986.48                    128561.21
11/30/91                         246771.93                    123381.03
12/31/91                         270640.85                    137492.05
1/31/92                          285157.09                    134929.78
2/29/92                          295550.72                    136683.89
3/31/92                          293460.39                    134018.28
4/30/92                          284576.44                    137954.43
5/31/92                          285795.81                    138630.10
6/30/92                          278828.01                    136567.30
7/31/92                          289312.86                    142146.26
8/31/92                          284680.57                    139238.21
9/30/92                          289723.32                    140877.05
10/31/92                         305027.46                    141360.63
11/30/92                         322837.34                    146173.82
12/31/92                         336210.38                    147927.93
1/31/93                          350677.58                    149205.09
2/28/93                          349705.00                    151238.74
3/31/93                          368609.61                    154428.99
4/30/93                          359370.06                    150696.87
5/31/93                          388973.10                    154728.40
6/30/93                          393410.52                    155181.51
7/31/93                          391412.72                    154556.17
8/31/93                          417245.71                    160421.30
9/30/93                          429427.62                    159193.16
10/31/93                         445772.20                    162484.10
11/30/93                         428937.90                    160935.35
12/31/93                         444888.87                    162881.56
1/31/94                          447121.29                    168418.12
2/28/94                          441699.70                    163847.38
3/31/94                          420332.28                    156703.76
4/30/94                          423840.37                    158713.57
5/31/94                          419056.61                    161318.23
6/30/94                          404705.36                    157363.54
7/31/94                          417780.95                    162531.80
8/31/94                          437059.21                    169194.49
9/30/94                          431587.92                    165056.97
10/31/94                         429978.72                    168765.24
11/30/94                         413243.02                    162619.24
12/31/94                         411750.28                    165031.80
1/31/95                          404013.14                    169311.08
2/28/95                          417132.63                    175910.17
3/31/95                          423187.78                    181100.95
4/30/95                          427897.35                    186433.49
5/31/95                          441016.84                    193884.47
6/30/95                          458845.90                    198387.65
7/31/95                          481142.57                    204966.88
8/31/95                          486243.02                    205482.25
9/30/95                          496103.89                    214154.74
10/31/95                         475362.06                    213388.98
11/30/95                         488963.26                    222755.70
12/31/95                         497406.80                    227046.90
1/31/96                          505453.08                    234774.77
2/29/96                          525203.06                    236951.51
3/31/96                          535443.79                    239231.58
4/30/96                          563971.53                    242759.67
5/31/96                          584087.25                    249019.61
6/30/96                          572749.30                    249969.53
7/31/96                          543209.20                    238926.87
8/31/96                          563987.69                    243966.61
9/30/96                          584766.19                    257697.40
10/31/96                         581797.83                    264805.25
11/30/96                         598123.79                    284821.14
12/31/96                         609569.17                    279177.27
1/31/97                          631049.99                    296618.97
2/28/97                          622944.02                    297751.72
3/31/97                          594573.12                    286661.37
4/30/97                          597815.50                    303774.51
5/31/97                          645235.45                    322269.48
6/30/97                          674822.25                    336707.74
7/31/97                          709392.44                    363497.62
8/31/97                          712680.47                    343134.61
9/30/97                          767343.97                    361926.34
10/31/97                         744738.76                    349839.69
11/30/97                         744738.76                    366034.71
12/31/97                         761852.26                    372319.82
1/31/98                          748399.90                    376438.79
2/28/98                          803106.18                    403589.03
3/31/98                          853328.34                    424256.76
4/30/98                          865883.88                    428524.11
5/31/98                          833149.80                    421159.25
6/30/98                          850977.75                    438265.77
7/31/98                          802766.29                    433599.63
8/31/98                          656312.61                    370910.17
9/30/98                          684966.59                    394671.44
10/31/98                         719533.30                    426775.30
11/30/98                         749096.93                    452640.43
12/31/98                         807685.20                    478724.17
1/31/99                          807205.86                    498742.71
2/28/99                          770776.14                    483241.92
3/31/99                          778924.89                    502575.52
4/30/99                          842676.90                    522038.95
5/31/99                          856098.38                    509711.18
6/30/99                          901843.77                    537999.47
7/31/99                          914942.10                    521200.32
8/31/99                          888260.33                    518622.15
9/30/99                          883409.10                    504403.82
10/31/99                         910090.86                    536323.53
11/30/99                         974612.23                    547225.76
12/31/99                         1077255.41                   579455.48
1/31/00                          1051094.32                   550341.81
2/29/00                          1128996.23                   539924.48
3/31/00                          1081906.27                   592744.17
4/30/00                          1044699.39                   574910.97
5/31/00                          1022607.81                   563115.53
6/30/00                          1062104.69                   576998.01
7/31/00                          1066422.19                   567977.21
8/31/00                          1144137.16                   603256.76
9/30/00                          1163257.52                   571408.85
10/31/00                         1133651.81                   568992.98
11/30/00                         1074005.42                   524133.94
12/31/00                         1185608.29                   526699.13
1/31/01                          1207653.30                   545385.93
2/28/01                          1177341.41                   495656.73
3/31/01                          1124295.60                   464256.76
4/30/01                          1223498.15                   500334.39
5/31/01                          1275166.15                   503686.41
6/30/01                          1293235.57                   491427.40
7/31/01                          1268729.21                   486589.69
8/31/01                          1218316.13                   456128.38
9/30/01                          1053073.26                   419294.91
10/31/01                         1097884.88                   427290.41
11/30/01                         1182606.87                   460066.24
12/31/01                         1258355.97                   464096.71
1/31/02                          1246391.74                   457323.93
2/28/02                          1230908.61                   448504.37
3/31/02                          1320992.26                   465372.28
4/30/02                          1318177.15                   437157.66
5/31/02                          1278765.55                   433937.07
6/30/02                          1214017.93                   403023.85
7/31/02                          1070447.11                   371610.10
8/31/02                          1079596.23                   374049.95
9/30/02                          1015552.39                   333398.38
10/31/02                         1058482.88                   362742.71
11/30/02                         1126749.39                   384093.40
12/31/02                         1090856.69                   361528.88


                AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
 1 YEAR         5 YEARS         10 YEARS        LIFE OF FUND
-13.31%          7.44%           12.49%            15.50%



LIBERTY ACORN FUND TOP 10 HOLDINGS (AS A %OF NET ASSETS)

1. International Game Technology            3.2%
Slot Machines & Progressive Jackpots

2. XTO Energy                               2.1%
Natural Gas Producer

3. Expeditors International of Washington   1.6%
International Freight Forwarder

4. First Health Group                       1.6%
PPO Network

5. Harley-Davidson                          1.2%
Motorcycles & Related Merchandise

6. Lincare Holdings                         1.2%
Home Health Care Services

7. TCF Financial                            1.1%
Great Lakes Bank

8. SEI Investments                          1.1%
Mutual Fund Administration &
Investment Management

9. Coach                                    1.0%
Designer & Retailer of Branded
Leather Accessories

10. Peoples Bank Bridgeport                 1.0%
Connecticut Savings & Loan

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Liberty Acorn International
     >In a Nutshell

Photo of: Leah Joy Zell

Liberty Acorn International rose 3.28% in the fourth quarter. Making some money was welcome after the unrelenting market declines of last summer, and the bounce helped to trim the Fund's loss for the year a bit. The Fund's 16.10% drop for the year was in line with the large-cap oriented EAFE Index but worse than the Fund's smaller cap benchmark, the EMI Global ex-US Index, which only slid 6.89%. However, the Lipper Small-Cap Funds Average* lost 12.13%, which suggests that the benchmark held a lot of stocks that the fund managers didn't own.

     One of the differences between Liberty Acorn International's portfolio and that of the EMI Global ex-US Index is market capitalization. A main driver of the benchmark's outperformance for the year was the outperformance of micro-caps (companies smaller than $250 million). The median size of companies in our portfolio at the end of December was $640 million vs. $334 million for our small-cap benchmark. The smallest stocks slid the least in a year when nothing worked.

     What did the portfolio look like at the end of the year? The number of holdings in the Fund was up only slightly from last year, at 168 names. But the Fund assets were more evenly spread across the portfolio. Increasing diversification reduced risk, evidenced by the fact that portfolio volatility was less than two-thirds that of the EAFE Index. We also brought the median market capitalization down by $342 million from $982 million a year ago. The embedded dividend yield rose to 2.6%, but we did not pass on taxable income to shareholders. Greater tax efficiency is one of the few benefits of the bear market.

     In many respects, today's environment is a mirror image of 1999. Our mood then was ebullient and our valuation models were stretched. Now our mood is muted, and our valuation models have room for error. We don't expect the bull's return anytime soon, but we think the bear must be getting tired by now. We continue to believe that discipline and teamwork should pay off in a world where stock picking is king.

     As was mentioned in a recent letter sent to Class Z Liberty Acorn International and Liberty Acorn Foreign Forty shareholders, a 2% redemption fee will be applied on all shares that are redeemed within 60 days of purchase. This fee went into effect on February 10. I want to assure you that this will have no impact on long-term shareholders. It is meant to deter market timing by short-term traders, whose transactions hurt the continuing shareholders. Any redemption fees we might collect will be credited to the funds, not the management company.


/s/ Leah Joy Zell
Leah Joy Zell
Lead Portfolio Manager


--------------------------------------------------------------------------------
   Harmony Is Good
--------------------------------------------------------------------------------
                   As Gold

Likely the largest gold miner you've never heard of, Harmony Gold came into being over the last five years through the consolidation of several South African gold mines. It is currently the fifth largest producer of gold in the world. We added the stock to Liberty Acorn International's portfolio in March 2002 because it was trading at a substantial discount to better-known gold companies. With the listing of Harmony's ADRs* on the New York Stock Exchange in December 2002, we expected the valuation gap to its higher-trading peers to decline and boost the share price. The Fund's investment in the stock was up 29% at year-end.

*An ADR, or American Depository Receipt, is a certificate issued by a U.S. bank and traded in the U.S. as domestic shares. The certificate represents the number of foreign securities the U.S. bank holds in that security's country of origin.

--------------------------------------------------------------------------------



* The Lipper Small-Cap Funds Average is an equally-weighted average return of all funds in the Lipper International Small-Cap category. As of December 31, 2002, the total number of funds in the category was 98.

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/02, the Fund's position in Harmony Gold was 0.9%.

Liberty Acorn International
     >At a Glance                                           Ticker Symbol: ACINX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2002

                         1 YEAR      5 YEARS    10 YEARS

 Returns before taxes    -16.10%      1.83%       7.54%
--------------------------------------------------------
 Returns after taxes     -16.30       0.62        6.64
 on distributions
--------------------------------------------------------
 Returns after taxes      -9.87       1.78        6.46
 on distributions and
 sale of fund shares
--------------------------------------------------------
 EMI Global ex-US         -6.89      -1.10        3.00
 (pretax)
--------------------------------------------------------


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.


LIBERTY ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2002

Pie Chart:

20.8%           Industrials

 0.5%           Computer Software

 0.7%           Computer Hardware

 0.6%           Telecom

 0.9%           Technology Services

 5.5%           Broadcasting & Media Content

 7.6%           Business Services

 9.3%           Health Care

19.3%           Other Industries

19.0%           Consumer Goods & Services

 9.4%           Financials

 6.4%           Other*

*Cash and other assets less liabilities.


THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN INTERNATIONAL (CLASS Z) >September 23, 1992 through December 31, 2002

This graph compares the results of $10,000 invested in Liberty Acorn International at inception on September 23, 1992 (the date the Fund shares were first offered to the public) with the EMI Global ex-U.S., Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Salomon, excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT LIBERTYFUNDS.COM FOR DAILY UPDATES.

LIBERTY ACORN INTERNATIONAL NAV AS OF 12/31/02: $15.40
TOTAL NET ASSETS: $1,311.4 MILLION


Line Chart:
                                 Acorn International          EMI Global ex-US
9/30/92                          10010.00                     10000.00
10/31/92                         10380.00                     9383.91
11/30/92                         10570.00                     9403.64
12/31/92                         10690.00                     9537.99
1/31/93                          10780.00                     9623.14
2/28/93                          11460.00                     9965.42
3/31/93                          12000.00                     10968.72
4/30/93                          12450.00                     11975.88
5/31/93                          12910.00                     12611.24
6/30/93                          12920.00                     12126.87
7/31/93                          12920.00                     12500.36
8/31/93                          13760.00                     13145.38
9/30/93                          13910.00                     12871.06
10/31/93                         14560.00                     12825.71
11/30/93                         14620.00                     11753.47
12/31/93                         15940.00                     12508.74
1/31/94                          16630.00                     13759.70
2/28/94                          16570.00                     13855.89
3/31/94                          15850.00                     13629.22
4/30/94                          15960.00                     14036.94
5/31/94                          15870.00                     13834.01
6/30/94                          15550.00                     14122.63
7/31/94                          15980.00                     14289.36
8/31/94                          16481.42                     14451.92
9/30/94                          16491.49                     14040.47
10/31/94                         16521.67                     14277.78
11/30/94                         15606.04                     13454.41
12/31/94                         15334.37                     13537.59
1/31/95                          14640.09                     12974.16
2/28/95                          14549.54                     12760.27
3/31/95                          14811.15                     13250.60
4/30/95                          15263.93                     13662.71
5/31/95                          15505.42                     13487.73
6/30/95                          15726.78                     13338.72
7/31/95                          16582.19                     14086.05
8/31/95                          16411.03                     13752.70
9/30/95                          16823.83                     13845.26
10/31/95                         16300.28                     13431.41
11/30/95                         16068.72                     13547.03
12/31/95                         16703.01                     14056.19
1/31/96                          17357.44                     14387.96
2/29/96                          17880.98                     14555.97
3/31/96                          18203.16                     14862.82
4/30/96                          18787.11                     15629.24
5/31/96                          19340.86                     15506.84
6/30/96                          19592.56                     15499.60
7/31/96                          18967.86                     14897.89
8/31/96                          19240.41                     15045.70
9/30/96                          19361.55                     15129.60
10/31/96                         19553.35                     15033.27
11/30/96                         20088.37                     15292.76
12/31/96                         20152.94                     14905.94
1/31/97                          20635.96                     14691.41
2/28/97                          20892.88                     14986.39
3/31/97                          20584.57                     14800.13
4/30/97                          20286.54                     14599.15
5/31/97                          21170.35                     15460.09
6/30/97                          21807.52                     15852.56
7/31/97                          21951.07                     15699.61
8/31/97                          20788.10                     15012.49
9/30/97                          21660.33                     15252.54
10/31/97                         20486.98                     14513.08
11/30/97                         20268.92                     13840.66
12/31/97                         20190.28                     13552.76
1/31/98                          20475.73                     13978.17
2/28/98                          22122.58                     15035.12
3/31/98                          23857.25                     15762.14
4/30/98                          24351.30                     15889.61
5/31/98                          24768.50                     16024.60
6/30/98                          24334.71                     15459.87
7/31/98                          24491.42                     15362.16
8/31/98                          21368.43                     13343.32
9/30/98                          20428.17                     13047.55
10/31/98                         21110.98                     13946.61
11/30/98                         22308.68                     14427.09
12/31/98                         23304.90                     14732.83
1/31/99                          23842.19                     14630.14
2/28/99                          23125.81                     14356.05
3/31/99                          23573.55                     14977.98
4/30/99                          24983.93                     15891.57
5/31/99                          25140.64                     15500.93
6/30/99                          27222.29                     16103.95
7/31/99                          28190.89                     16623.47
8/31/99                          29001.82                     16915.99
9/30/99                          29486.12                     16839.15
10/31/99                         30758.82                     16685.55
11/30/99                         35365.32                     17285.70
12/31/99                         41761.14                     18462.29
1/31/00                          41607.48                     18110.39
2/29/00                          48297.77                     18807.14
3/31/00                          46808.41                     18890.64
4/30/00                          41359.25                     17650.24
5/31/00                          38285.97                     17281.11
6/30/00                          40170.93                     18330.81
7/31/00                          39669.10                     17723.45
8/31/00                          40562.60                     18230.90
9/30/00                          38494.08                     17294.82
10/31/00                         35629.97                     16248.39
11/30/00                         32730.08                     15532.36
12/31/00                         33402.33                     16139.41
1/31/01                          34914.89                     16439.94
2/28/01                          32407.96                     15801.17
3/31/01                          29284.81                     14577.35
4/30/01                          30419.23                     15531.47
5/31/01                          30223.16                     15500.30
6/30/01                          28746.52                     14974.45
7/31/01                          27590.95                     14535.34
8/31/01                          27034.56                     14495.36
9/30/01                          23353.87                     12608.14
10/31/01                         24466.64                     13120.43
11/30/01                         25850.46                     13659.83
12/31/01                         26349.78                     13772.32
1/31/02                          25707.80                     13522.95
2/28/02                          25636.47                     13749.28
3/31/02                          26977.50                     14645.12
4/30/02                          27862.01                     14950.05
5/31/02                          27747.88                     15428.47
6/30/02                          26646.06                     14826.72
7/31/02                          23854.02                     13559.54
8/31/02                          23496.06                     13477.55
9/30/02                          21405.62                     12234.08
10/31/02                         21491.53                     12510.56
11/30/02                         22150.16                     12978.13
12/31/02                         22107.39                     12823.62


                AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
 1 YEAR         5 YEARS         10 YEARS        LIFE OF FUND
-16.10%          1.83%           7.54%             8.03%



LIBERTY ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A %OF NET ASSETS)

1. Rhoen-Klinikum (Germany)                     2.2%
Hospital Management

2. Neopost (France)                             1.5%
Postage Meter Machines

3. Power Financial (Canada)                     1.3%
Life Insurance & Mutual Funds

4. Kerry Group (Ireland)                        1.2%
Food Ingredients

5. Anglo Irish Bank (Ireland)                   1.2%
Small Business & Middle Market Banking

6. Hunter Douglas (Netherlands)                 1.2%
Decorative Window Coverings

7. Kaba Holdings (Switzerland)                  1.1%
Building Security Systems

8. Geberit International                        1.1%
(Switzerland) Plumbing Supplies

9. Amer Group (Finland)                         1.1%
Branded Sporting Goods

10. Pargesa (Switzerland)                       1.0%
 Industrial & Media Conglomerate

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Liberty Acorn USA
     >In a Nutshell

Photo of:Robert A. Mohn

Liberty Acorn USA ended the year on a strong note. The Fund was up 8.26% for the fourth quarter, outperforming the 6.16% gain of the Russell 2000. The fourth quarter rally was not enough to undo the declines of earlier quarters but Liberty Acorn USA did perform better than the benchmark for the year. The Fund was off 18.49% vs. a 20.48% decline for the Russell 2000.

     The market bottomed out at the end of October and previously pummeled tech stocks were the first to bounce back. Kronos, a provider of labor management software, was among the Fund's best performers for the quarter and the year. The company has maintained double-digit revenue growth throughout the technology depression. We added Kronos to the Fund mid-year, capturing the best portion of the stock's 2002 performance. Group 1 Software was also a winner for the year and quarter. Group 1 sells address verification software that cleanses data used in customer relationship management software, essentially providing the little system that makes the big system work. Zebra Technologies, a manufacturer of bar code printers, rose 24% in 2002 as new applications for its product were unveiled.

     Outside the technology sector, annual winners included security company Wackenhut, which increased over 73% when acquired by Group 4 Falck early in the year. ITT Educational Services gained 28%, benefiting from growing enrollment as people looked for ways to increase job skills in this tight economy. Steris, a manufacturer of equipment sterilization devices, enjoyed a 34% gain thanks to strong growth in its hospital sales and building sales momentum in the scientific and industrial sectors. Coach, designer and retailer of leather accessories, benefited from well-received extensions to its product line, increasing 65% in Liberty Acorn USA.

     The worst performer for the year was auto-lender AmeriCredit. Although we believe company fundamentals are sound, industry-wide concerns and the negative impact of a stock offering late in the year crushed its stock price. Nursing home operator Beverly Enterprises declined as lawsuit furor in the industry made it necessary to build liability reserves, hurting the company's bottom line. JDA Software dropped as orders for its retailing software slowed in response to the weak economy. NDCHealth Group, a provider of drug marketing services, suffered along with pharmaceutical manufacturers as pharmaceutical sales slowed in the year.

     In December 1999, Amazon.com CEO Jeff Bezos was named Time magazine's Person of the Year. Talk about bad `Timing!' One year later, the NASDAQ was 39% lower and Amazon's own stock price had tumbled 80%. This past December, Time selected three corporate whistle blowers as its Persons of the Year 2002. Hmm... We already learned the lesson that when CEO's ruled the world and graced the covers of our national newsmagazines, it was a bad time to buy stocks. Is it possible that today, when CEO's are doing perp walks and corporate vigilantes are our new cover girls, we all should be buying stocks?


/s/ Robert A. Mohn
Robert A. Mohn
Lead Portfolio Manager


--------------------------------------------------------------------------------

   Turning Dirt Into Dollars
--------------------------------------------------------------------------------
Attracted to its unique franchise in the consumer lawn and garden products category, we first purchased Scotts Company in June 2002. Scotts has excellent brand names (Scotts, MiracleGro, Ortho, Roundup) that allow it to garner high market share in a category that has been experiencing strong revenue growth. Management is also in the midst of a multi-year process of transforming the company to be a more innovative, marketing driven, traditional consumer products company with efficient manufacturing and distribution capabilities. Scotts' goal: "To be the Procter & Gamble of lawn and garden." We believe this process along with continued investment in its brands should result in higher returns on capital and ultimately a higher valuation. Since the Fund's initial purchase, Scotts is up nearly 17%.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Kronos, 2.7%; Group 1 Software, 0.9%; Zebra Technologies, 2.3%; Wackenhut, 0.0%; Group 4 Falck, 0.0%; ITT Educational Services, 3.9%; Steris, 2.4%; Coach, 0.6%; AmeriCredit, 2.0%; Beverly Enterprises, 0.0%; JDA Software, 2.6%; NDCHealth Group, 1.8%; Scotts Company, 2.5%.

Liberty Acorn USA
     >At a Glance                                           Ticker Symbol: AUSAX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2002

                                                LIFE OF
                         1 YEAR      5 YEARS      FUND
 Returns before taxes    -18.49%      2.86%       9.49%
--------------------------------------------------------------------------------
 Returns after taxes     -18.49       1.95        8.60
 on distributions
--------------------------------------------------------------------------------
 Returns after taxes     -11.35       2.18        7.74
 on distributions and
 sale of fund shares
--------------------------------------------------------------------------------
 Russell 2000            -20.48      -1.36        3.53
 (pretax)
--------------------------------------------------------------------------------


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

LIBERTY ACORN USA PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2002

Pie Chart:

38.1%           Information
                   Software & Services 24.1%
                   Telecommunications 5.3%
                   Media 4.6%
                   Computer Related Hardware 4.1%

 4.8%           Energy/Minerals

 5.8%           Industrial Goods/Services

 9.8%           Finance

20.6%           Health Care

12.3%           Consumer Goods/Services

 8.6%           Other*

*Other includes cash and other assets less liabilities of 7.8%.


THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN USA (CLASS Z)
     >September 4, 1996 through December 31, 2002

This graph compares the results of $10,000 invested in Liberty Acorn USA at inception on September 4, 1996 (the date the Fund shares were first offered to the public) to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT LIBERTYFUNDS.COM FOR DAILY UPDATES.

LIBERTY ACORN USA NAV AS OF 12/31/02: $14.28
TOTAL NET ASSETS: $323.5 MILLION

Line Chart:
                                 Liberty Acorn USA            Russell 2000
9/30/96                          10720.00                     10359.91
10/31/96                         10810.00                     10200.25
11/30/96                         11260.00                     10620.51
12/31/96                         11650.00                     10898.86
1/31/97                          12210.00                     11116.70
2/28/97                          11920.00                     10847.14
3/31/97                          11480.00                     10335.31
4/30/97                          11420.00                     10364.11
5/31/97                          12510.00                     11517.11
6/30/97                          13320.00                     12010.71
7/31/97                          14000.00                     12569.59
8/31/97                          14350.00                     12857.21
9/30/97                          15340.00                     13798.27
10/31/97                         15140.00                     13192.12
11/30/97                         15170.00                     13106.76
12/31/97                         15413.10                     13336.21
1/31/98                          15076.70                     13125.72
2/28/98                          16320.35                     14096.30
3/31/98                          17400.90                     14677.68
4/30/98                          17992.15                     14758.85
5/31/98                          17227.61                     13963.98
6/30/98                          17525.05                     13993.35
7/31/98                          16591.88                     12860.52
8/31/98                          13935.95                     10363.30
9/30/98                          14151.30                     11174.30
10/31/98                         14653.77                     11630.06
11/30/98                         15402.36                     12239.36
12/31/98                         16305.06                     12996.71
1/31/99                          15776.24                     13169.44
2/28/99                          14894.89                     12102.77
3/31/99                          15016.08                     12291.72
4/30/99                          16095.73                     13393.17
5/31/99                          16734.72                     13588.82
6/30/99                          17650.22                     14203.28
7/31/99                          18047.85                     13813.60
8/31/99                          16821.83                     13302.33
9/30/99                          16866.01                     13305.23
10/31/99                         17860.08                     13359.12
11/30/99                         18809.97                     14156.81
12/31/99                         20059.03                     15759.36
1/31/00                          19053.08                     15506.27
2/29/00                          19867.42                     18066.90
3/31/00                          19819.52                     16875.75
4/30/00                          17568.12                     15860.25
5/31/00                          16526.24                     14935.89
6/30/00                          16834.02                     16237.87
7/31/00                          16748.25                     15715.45
8/31/00                          17765.16                     16914.55
9/30/00                          17642.64                     16417.42
10/31/00                         17654.89                     15684.55
11/30/00                         16625.73                     14074.51
12/31/00                         18255.23                     15283.26
1/31/01                          19406.90                     16078.96
2/28/01                          19370.15                     15023.95
3/31/01                          18904.58                     14289.04
4/30/01                          21195.67                     15406.86
5/31/01                          22384.10                     15785.56
6/30/01                          23008.94                     16330.63
7/31/01                          23253.98                     15446.66
8/31/01                          22616.88                     14947.76
9/30/01                          19345.64                     12935.60
10/31/01                         19394.65                     13692.60
11/30/01                         20546.32                     14752.63
12/31/01                         21770.22                     15663.22
1/31/02                          22031.16                     15500.30
2/28/02                          21285.61                     15075.49
3/31/02                          23099.79                     16287.14
4/30/02                          23447.72                     16435.57
5/31/02                          22130.57                     15706.13
6/30/02                          20801.00                     14926.83
7/31/02                          17967.89                     12672.42
8/31/02                          17706.94                     12640.15
9/30/02                          16389.79                     11732.41
10/31/02                         17172.63                     12108.58
11/30/02                         18663.74                     13189.19
12/31/02                         17744.22                     12454.83



          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------
 1 YEAR         5 YEARS         LIFE OF FUND
-18.49%          2.86%             9.49%

LIBERTY ACORN USA TOP 10 HOLDINGS (AS A %OF NET ASSETS)

1. First Health Group                           4.6%
PPO Network

2. ITT Educational Services                     3.9%
Technology-oriented Post-secondary Degree Programs

3. Micros Systems                               3.7%
Information Systems for Restaurants & Hotels

4. Kronos                                       2.7%
Labor Management Solutions

5. Edwards Lifesciences                         2.6%
Heart Valves

6. JDA Software                                 2.6%
Applications/Software & Services for Retailers

7. Salem Communications                         2.6%
Radio Stations for Religious Programming

8. Scotts Company                               2.5%
Consumer Lawn & Garden Products

9. Commonwealth Telephone                       2.5%
Rural Phone Franchises & CLEC

10. Lincare Holdings                            2.4%
Home Health Care Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Liberty Acorn Foreign Forty
        >In a Nutshell

Photo of: Todd M. Narter
Photo of: Christopher J. Olson

Liberty Acorn Foreign Forty ended the year on a positive note, up 3.00% for the fourth quarter. The Fund benchmark, the SSB World ex-US Cap Range $2-$10B Index, was up 3.95% and the EAFE Index increased 6.45% in the quarter. The Fund finished the year down 14.89%, ahead of EAFE, which was off 15.94%, but behind the SSB World ex-US Cap Range $2-$10B's 9.18% decline.

     Business spending continued to be down in 2002 but consumer spending remained strong and helped offset some of the weakness in equity markets. Mortgage activity, especially in the UK and Ireland, reached historic highs as refinancings and new home purchases showed no signs of slowing down. One major beneficiary of this was Irish Life & Permanent, the Fund's second best performer for the year. The strong mortgage market and new savings incentives initiated by the Irish government helped push the share price up 9% in 2002. The company has also been buying back shares. The Fund's best performer this year was another Irish financial name, Anglo Irish Bank. This niche, small business bank continues to take market share away from its larger competitors. For the year, the stock increased 85%.

     The rapid deceleration in telecommunications spending took its toll on Amdocs, the Fund's biggest loser for the year. Amdocs has a 20-year track record of providing excellent billing software and customer care services to communications providers around the globe. However, the company's substantial cash position and solid technology were not enough to combat the weak spending environment. Shortly after management announced weak earnings, the stock fell 78%.

     Other stocks that dragged down performance included Computershare, a share registry service based in Australia. The company was hurt by a decrease in corporate actions during the year and fell 50% after a profit warning. Nintendo, a manufacturer of video games and equipment in Japan, was down 47% for the year. The yen strengthened against the dollar, which translated into higher costs and lower revenues for Nintendo. The share price was also hurt by Nintendo's slow release of new game titles.

     It's impossible to say when the equity markets will recover. Although we believe valuations look reasonable, especially in Europe, the uncertainty created by possible military action in the Middle East will likely result in more market volatility. We will continue to look for opportunities to upgrade the holdings in the portfolio with stocks that represent better values.

/s/ Todd M. Narter
Todd M. Narter
Co-Portfolio Manager

/s/ Christopher J. Olson
Christopher J. Olson
Co-Portfolio Manager



--------------------------------------------------------------------------------

A Toast to Lion Nathan
--------------------------------------------------------------------------------

Lion Nathan is a beer brewer in Australia and New Zealand. It is a well-run company with a simple business model and many attributes we like to see in any stock. It is a high cash-flow business with solid earnings growth and a premium yield, paying out 70% of its earnings in dividends. Most importantly, it has a duopoly in the Australian beer market with its other major competitor, Fosters, which allows for greater control over pricing.

     Other avenues of growth include a large modern brewery in Suzhou, China and a selective foray into the premium wine business. We added the stock to the Fund in the summer of 2002 and have made 20% on it so far.

--------------------------------------------------------------------------------



Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Irish Life & Permanent, 1.6%; Anglo Irish Bank, 3.2%; Amdocs, 0.0%; Computershare, 0.0%; Nintendo, 0.0%, Lion Nathan, 3.8%.

Liberty Acorn Foreign Forty
        >At a Glance                                        Ticker Symbol: ACFFX


PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2002

                                                LIFE OF
                         1 YEAR      3 YEARS      FUND
 Returns before taxes    -14.89%    -19.42%       1.08%
-------------------------------------------------------
 Returns after taxes     -14.89     -19.53        0.96
 on distributions
-------------------------------------------------------
 Returns after taxes      -9.14     -14.80        0.85
 on distributions and
 sale of fund shares
-------------------------------------------------------
 SSB World ex-US          -9.18     -10.33       -1.99
 $2-$10B (pretax)
-------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.


LIBERTY ACORN FOREIGN FORTY PORTFOLIO DIVERSIFICATION
    >as a % of net assets, as of December 31, 2002

Pie Chart:

10.6%           Energy/Minerals

13.0%           Information Technology

15.1%           Industrial Goods/Services

20.2%           Consumer Goods/Services

18.9%           Finance 12.8% Health Care

 9.4%           Other*

*Other includes cash and other assets less liabilities of 6.7%.


THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN FOREIGN FORTY (CLASS Z)
     >November 23, 1998 through December 31, 2002

This graph compares the results of $10,000 invested in Liberty Acorn Foreign Forty at inception on November 23, 1998 (the date the Fund shares were first offered to the public) to the SSB World ex-US $2-$10B Index, a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT LIBERTYFUNDS.COM FOR DAILY UPDATES.

LIBERTY ACORN FOREIGN FORTY NAV ON 12/31/02: $10.29

TOTAL NET ASSETS: $33.4 MILLION



Line Chart:
                                 Acorn Foreign                SSB World ex-US
                                 Forty                        $2-$10B
11/30/98                         10140.00                     10045.10
12/31/98                         11000.00                     10338.75
1/31/99                          11790.00                     10309.79
2/28/99                          11590.00                     10051.80
3/31/99                          11980.00                     10449.20
4/30/99                          12240.00                     11032.36
5/31/99                          12170.00                     10566.63
6/30/99                          13109.84                     10952.66
7/31/99                          13510.75                     11361.95
8/31/99                          13771.35                     11489.64
9/30/99                          13621.00                     11529.74
10/31/99                         14132.17                     11535.09
11/30/99                         16998.69                     11864.36
12/31/99                         19975.47                     12771.71
1/31/00                          19664.76                     12154.33
2/29/00                          24245.19                     12310.70
3/31/00                          23092.56                     12679.68
4/30/00                          21258.39                     12171.73
5/31/00                          18923.07                     11975.76
6/30/00                          19852.53                     12610.84
7/31/00                          19469.01                     12203.07
8/31/00                          20266.34                     12586.32
9/30/00                          19236.87                     12168.04
10/31/00                         18479.91                     11791.03
11/30/00                         16128.29                     11439.81
12/31/00                         17309.15                     11998.19
1/31/01                          17874.35                     11938.61
2/28/01                          15825.51                     11505.01
3/31/01                          13706.02                     10607.46
4/30/01                          14412.52                     11390.59
5/31/01                          14382.24                     11293.20
6/30/01                          13763.22                     10999.42
7/31/01                          13062.36                     10723.39
8/31/01                          12777.96                     10626.16
9/30/01                          10624.60                     9391.94
10/31/01                         11305.14                     9769.16
11/30/01                         11924.74                     10118.32
12/31/01                         12280.25                     10140.15
1/31/02                          11650.49                     9840.78
2/28/02                          11508.29                     9990.63
3/31/02                          11914.58                     10562.16
4/30/02                          12290.40                     10755.61
5/31/02                          12432.61                     11097.33
6/30/02                          12046.63                     10712.13
7/31/02                          10746.48                     9752.72
8/31/02                          10949.63                     9729.61
9/30/02                          10147.20                     8859.06
10/31/02                         10126.89                     9017.25
11/30/02                         10380.82                     9476.41
12/31/02                         10451.92                     9209.34



         AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------
 1 YEAR         3 YEARS         LIFE OF FUND
-14.89%         -19.42%            1.08%



LIBERTY ACORN FOREIGN FORTY TOP 10 HOLDINGS (AS A % OF NET ASSETS)



1. Kerry Group (Ireland)                        4.8%
Food Ingredients

2. Synthes-Stratec (Switzerland)                4.6%
Products for Orthopedic Surgery

3. Kaba Holdings (Switzerland)                  4.5%
Building Security Systems

4. Oriental Land (Japan)                        4.4%
Disney Theme Park Operator

5. Rhoen-Klinikum (Germany)                     3.8%
Hospital Management

6. Lion Nathan (Australia)                      3.8%
Beer Brewer/Distributor

7. Orix (Japan)                                 3.3%
Finance Leasing

8. Anglo Irish Bank (Ireland)                   3.2%
Small Business & Middle Market Banking

9. Talisman Energy (Canada)                     3.2%
Oil & Gas Producer

10. TVB (Hong Kong)                             2.8%
Television Programming & Broadcasting

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Liberty Acorn Twenty
     >In a Nutshell

Photo of: John H. Park

Liberty Acorn Twenty gained 6.04% during the fourth quarter, ahead of the S&P MidCap 400's 5.83% return but behind the S&P 500's 8.44% increase. For 2002, the Fund finished a difficult year down 7.81%, considerably ahead of the S&P MidCap 400's 14.51% loss and the S&P 500's 22.1% drop. We are never happy with a losing year, but on a relative basis the Fund did quite well.

     Boston Scientific followed 2001's 75% return with a 78% gain in 2002. Favorable legal rulings against a competitor solidified its position in the emerging drug-eluting stent market. Although Boston Scientific should see explosive growth in sales and earnings in 2004, the stock's current valuation reflects a scenario with little room for error, and after nearly tripling the Fund's money since August 2000, we sold the stock in early 2003 to search for new stocks with better risk/return characteristics. Fidelity National Financial, the country's largest title insurer, returned 26% for the Fund since our purchase early last year due to robust growth in home purchases and mortgage refinancings given the current low interest rate environment. Like Boston Scientific, we believe the stock is fully valued and have sold our position in the new year.

     During the fourth quarter, the Fund sold its long-held position in H&R Block for a 17% year-to-sale loss. H&R Block's business has been increasingly targeted for class action lawsuits surrounding its controversial refund anticipation loan program. Although these lawsuits today appear manageable, our initial analysis dramatically underestimated the magnitude and frequency of possible future adverse judgements. In addition, our confidence in management diminished considerably following their limited, initial disclosure of pending class action lawsuits against the company. The other significant dollar loss in the Fund came from Liberty Media, down 35% for the year. In Liberty's case, we have high conviction that management will continue to build business value through both private and public investments. We believe the stock at current levels is one of the most attractively valued securities in the Fund and accordingly, it is Liberty Acorn Twenty's largest position.

     It is never easy to take a loss, but our outstanding team of analysts is working hard to provide positive returns over a long period with, most importantly, below average risk. I am very grateful to Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik, Todd Griesbach, and David Frank for all their help with the Fund and for providing compelling stock ideas. Thanks also to traders Deb Wolfe, Shelley Maish, and Mike Olah. Finally, we thank you for your continued investment in Liberty Acorn Twenty.

/s/ John H. Park
John H. Park
Lead Portfolio Manager


--------------------------------------------------------------------------------
A Change of Heart
--------------------------------------------------------------------------------
We purchased Guidant in December to replace Boston Scientific, which we sold in January 2003. Guidant in many ways reminds us of Boston Scientific two years ago when the Fund first purchased its stock. Like Boston Scientific, Guidant is a major player in the cardiac medical device industry. It has an undervalued business (implantable cardiac defibrillators) overshadowed by problems in its coronary stent division. Again, similar to Boston Scientific, Guidant is developing new products (drug eluting stents) for its stent business that we believe should pay off over the next five years, but short-term sales and earnings will be negatively affected by loss of market share to new technology. Most importantly, like Boston in late 2000, investors are paying nothing for this new product in today's stock price and getting a good core business at a discounted valuation.
--------------------------------------------------------------------------------


Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Boston Scientific, 5.6%; Guidant, 4.4%; Fidelity National Financial, 2.7%; H&R Block, 0.0%; Liberty Media, 8.6%.

Liberty Acorn Twenty
        >At a Glance                                        Ticker Symbol: ACTWX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2002

                                                LIFE OF
                         1 YEAR      3 YEARS      FUND

 Returns before taxes     -7.81%      3.60%      11.08%
-------------------------------------------------------
 Returns after taxes      -7.81       2.92       10.43
 on distributions
-------------------------------------------------------
 Returns after taxes      -4.80       2.74        8.94
 on distributions and
 sale of fund shares
-------------------------------------------------------
 S&P MidCap 400          -14.51      -0.05        6.04
 (pretax)
-------------------------------------------------------


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

LIBERTY ACORN TWENTY PORTFOLIO DIVERSIFICATION
     >as a % of net assets, as of December 31, 2002

Pie Chart:

26.9%           Health Care

 5.9%           Industrial Goods/Services

 8.6%           Media

 9.0%           Computer Related Hardware

12.0%           Software & Services

19.6%           Finance

12.1%           Consumer Goods/Services

 5.9%           Other*

                *Cash and other assets less liabilities.

THE VALUE OF A $10,000 INVESTMENT IN LIBERTY ACORN TWENTY (CLASS Z) >November 23, 1998 through December 31, 2002

This graph compares the results of $10,000 invested in Liberty Acorn Twenty at inception on November 23, 1998 (the date the Fund shares were first offered to the public) to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT LIBERTYFUNDS.COM FOR DAILY UPDATES.

LIBERTY ACORN TWENTY NAV ON 12/31/02:  $14.04
TOTAL NET ASSETS:  $168.3 MILLION

Line Chart:
                                 Acorn Twenty                 S&P Midcap 400
11/30/98                         10030.00                     9911.29
12/31/98                         10710.00                     11108.89
1/31/99                          11000.00                     10676.22
2/28/99                          10710.00                     10117.24
3/31/99                          11480.00                     10399.86
4/30/99                          12710.00                     11220.20
5/31/99                          12730.00                     11268.84
6/30/99                          13040.00                     11872.18
7/31/99                          13190.00                     11619.89
8/31/99                          12060.00                     11221.68
9/30/99                          12110.00                     10875.08
10/31/99                         12970.00                     11429.28
11/30/99                         13250.00                     12029.15
12/31/99                         13847.99                     12744.12
1/31/00                          13474.00                     12385.15
2/29/00                          13554.86                     13251.99
3/31/00                          14171.45                     14361.10
4/30/00                          13463.89                     13859.63
5/31/00                          13100.00                     13686.69
6/30/00                          14319.79                     13887.71
7/31/00                          13931.31                     14107.10
8/31/00                          15431.28                     15682.19
9/30/00                          15798.17                     15574.83
10/31/00                         15927.67                     15046.66
11/30/00                         14381.64                     13910.89
12/31/00                         15465.19                     14975.10
1/31/01                          15913.93                     15308.61
2/28/01                          14983.61                     14434.98
3/31/01                          14403.53                     13361.77
4/30/01                          15454.24                     14835.78
5/31/01                          16297.00                     15181.30
6/30/01                          16023.38                     15120.01
7/31/01                          15870.15                     14894.77
8/31/01                          15125.90                     14407.59
9/30/01                          14206.52                     12615.47
10/31/01                         14512.98                     13173.52
11/30/01                         16023.38                     14153.50
12/31/01                         16702.51                     14884.66
1/31/02                          16373.51                     14807.34
2/28/02                          16022.57                     14825.56
3/31/02                          16581.88                     15885.35
4/30/02                          15682.60                     15811.08
5/31/02                          16143.20                     15544.42
6/30/02                          15869.03                     14406.70
7/31/02                          14860.08                     13011.18
8/31/02                          15221.99                     13076.64
9/30/02                          14520.11                     12023.12
10/31/02                         15320.69                     12544.09
11/30/02                         16088.37                     13269.83
12/31/02                         15397.46                     12724.52


        AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
1 YEAR         3 YEARS         LIFE OF FUND
-7.81%          3.60%            11.08%




LIBERTY ACORN TWENTY TOP 10 HOLDINGS (AS A % OF NET ASSETS)

1. Liberty Media                                8.6%
CATV Programming & Media Company Holdings

2. First Health Group                           7.3%
PPO Network

3. TCF Financial                                6.0%
Great Lakes Bank

4. Expeditors International
of Washington                                   5.9%
International Freight Forwarder

5. Synopsys                                     5.9%
Software for Designing Semiconductor Chips

6. Boston Scientific                            5.6%
Stents & Catheters

7. Associated Banc-Corp                         4.7%
Midwest Bank

8. IMS Health                                   4.5%
Prescription Data to Pharmaceutical Industry

9. International Game
Technology                                      4.5%
Slot Machines & Progressive Jackpots

10. Guidant                                     4.4%
Stents, Defibrillators & Other Cardiac
Medical Devices

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund
     >In a Nutshell

Photo of: Ralph Wanger
Photo of: Charles P. McQuaid
Photo of: Harvey Hirschhorn

Columbia Thermostat Fund was launched near the beginning of the fourth quarter on September 25, 2002. It has been running quietly and effectively, doing exactly what it was designed to do. The Fund returned 5.69% in the quarter, in line with the Lipper Flexible Portfolio Funds Index (up 5.76%). Thermostat ended December with $4 million in assets; as it grows, the expense ratio will decline, helping returns.

     There were three signals requiring reallocation during the quarter, in keeping with our expectations of about one per month. The rule we follow in managing the Fund is simple: If the market (measured by the S&P 500) goes up, crossing a 50-point multiple line (such as 900), we reduce the Fund's equities by five percentage points and put the money in the portfolio's bond funds. If the market goes down across a line, we sell bonds and buy equities. There is a second rule in place that restricts reversing that trade for at least 30 days to prevent "weather vaning."

     The performance of the Funds held in Columbia Thermostat Fund were as follows for the fourth quarter:

--------------------------------------------------------------------------------
Equity Funds
                                          Total Return
                                             for Three
                                          Months Ended      Investment
Ticker          Fund                     Dec. 31, 2002      Style
--------------------------------------------------------------------------------
ACRNX           Liberty Acorn Fund               7.42%      Small growth
--------------------------------------------------------------------------------
ACTWX           Liberty Acorn Twenty             6.04%      Mid-cap growth
--------------------------------------------------------------------------------
SRFSX           Liberty Growth Stock             4.54%      Large growth
--------------------------------------------------------------------------------
LGISX           Liberty Growth                  12.14%      Large value & Income
--------------------------------------------------------------------------------
LSVSX           Liberty Select Value             3.90%      Mid-cap value
--------------------------------------------------------------------------------
                     Average Return of
              Thermostat Fund's Equity:          7.15%

Bond Funds
--------------------------------------------------------------------------------
LFSZX           Liberty Federal                  0.53%     Intermediate
                Securities                                 govt.
--------------------------------------------------------------------------------
SRBFX           Liberty Intermediate             2.24%     Intermediate
                Bond                                       corp.
--------------------------------------------------------------------------------
CMHYX           Columbia High Yield              3.43%     High-yield bonds
--------------------------------------------------------------------------------
                     Average Return of
              Thermostat Fund's Bonds:           2.16%
--------------------------------------------------------------------------------

     Our portfolio of funds performed well. On the equity side, all five funds had positive returns, with Liberty Growth & Income, managed by Scott Schermerhorn, performing the best. The equity sector performance of 7.15% was a fine result. Don't multiply these returns by four and expect to do that well for the year, however. The bonds performed well too, returning 2.16%.

     Columbia Thermostat is performing as planned and we believe it can be a useful part of an investment portfolio. As a current Class Z shareholder, you and your family are eligible to invest in the no-load Class Z shares of Columbia Thermostat Fund.

/s/ Ralph Wanger
Ralph Wanger
Co-Portfolio Manager

/s/ Charles P. McQuaid
Charles P. McQuaid
Co-Portfolio Manager

/s/ Harvey Hirschhorn
Harvey Hirschhorn
Co-Portfolio Manager

The value of an investment in the fund is based primarily on the performance of the under lying portfolio funds and the allocation of the fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Investing in small- and mid-cap stocks may present special risks including possible illiquidity and greater price volatility than stocks of larger, more established companies. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability.

THIS FUND IS NOT AVAILABLE ON ALL PLATFORMS. Columbia Thermostat Fund is available only to existing shareholders who meet eligibility requirements.

Columbia Thermostat Fund
        >At a Glance                                        Ticker Symbol: COTZX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
     >through December 31, 2002

                                              LIFE OF
                         4TH QUARTER*          FUND*
 Returns before taxes        5.69%             4.10%
-----------------------------------------------------
 Returns after taxes         5.69              4.10
 on distributions
-----------------------------------------------------
 Returns after taxes         3.49              2.52
 on distributions and
 sale of fund shares
-----------------------------------------------------
 S&P 500 (pretax)            8.44              7.96
-----------------------------------------------------
 Lehman U.S. Govt.           0.97              1.37
 Intermediate Bond
 Index (pretax)
-----------------------------------------------------
 Lipper Flexible Portfolio   5.76              5.79
 Funds Index (pretax)
-----------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

*Fourth quarter and Life of Fund data not annualized.


PORTFOLIO WEIGHTINGS
     >as a % of assets in each investment category, as of December 31, 2002

Pie Chart:

Stock Mutual Funds

15%  Liberty Select Value

25%  Liberty Growth & Income

20%  Liberty Acorn Fund

15%  Liberty Acorn Twenty

25%  Liberty Growth Stock


Pie Chart:

Bond Mutual Funds

20%  Columbia High Yield

30%  Liberty Federal Securities

50%  Liberty Intermediate Bond


THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS Z)
     >September 25, 2002 through December 31, 2002

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 (the date the Fund shares were first offered to the public) to the S&P 500, a broad, market-weighted average of U.S. blue-chip company stock performance, and the Lehman U.S. Government Intermediate Bond Index, which is made up of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds. The indexes are unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT LIBERTYFUNDS.COM FOR DAILY UPDATES.

COLUMBIA THERMOSTAT FUND NAV ON 12/31/02:  $10.41

TOTAL NET ASSETS:  $4.2 MILLION


Line chart:

             Columbia                                 Lehman U.S. Govt.
             Thermostat Fund        S&P 500           Intermediate Bond
9/30/02       9850                   9955.6           10038.8
10/31/02     10220                  10831.9           10032
11/30/02     10700                  11469.4            9952.6
12/31/02     10410                  10795.6           10136.5



  AVERAGE ANNUAL TOTAL RETURN
-------------------------------
4TH QUARTER        LIFE OF FUND
   5.69%              4.10%


COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
     >as a % of net assets, as of December 31, 2002

Pie Chart:
Stock Mutual Funds                      67.4%
Bond Mutual Funds                       22.7%
Cash and Other Assets Less Liabilities   9.9%

Liberty Acorn Fund
        >Major Portfolio Changes in the Fourth Quarter


                                                                                 Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02               12/31/02

Additions
----------------------------------------------------------------------------------------------------------
        Information

Activision                                                                 800,000               1,000,000
Analysts International                                                   2,250,000               2,300,000
Aspect Communications                                                    2,000,000               3,356,000
Avid Technology                                                          1,876,000               1,900,000
Commonwealth Telephone                                                     800,000                 850,000
Concurrent Computer                                                              0               1,500,000
Crown Castle International                                               2,000,000               2,500,000
E.Piphany                                                                4,434,000               4,900,000
Euronet Worldwide                                                          300,000                 405,100
Euronext (France)                                                          280,000                 300,000
Gray Television                                                                  0               1,400,000
II VI                                                                            0                 116,000
Information Holdings                                                       700,000                 800,000
Insight Communications                                                   1,500,000               1,550,000
Integrated Circuit Systems                                                 840,000                 920,000
JDA Software                                                             2,050,000               2,150,000
Lawson Software                                                          2,721,000               3,000,000
Liberty Media                                                            2,500,000               2,605,000
Mediacom Communications                                                  2,000,000               2,100,000
MRO Software                                                             1,400,000               1,900,000
Navigant Consulting                                                      2,200,000               2,236,000
Novell                                                                   7,300,000               7,700,000
Pioneer-Standard Electronics                                               985,000               1,200,000
PRIMEDIA                                                                 1,400,000               1,700,000
Proquest                                                                   240,000                 300,000
RealNetworks                                                               800,000               1,200,000
RSA Security                                                             2,456,000               2,500,000
Seachange International                                                  2,250,000               2,350,000
Skillsoft Publishing                                                             0               8,430,000
SPSS                                                                       430,000                 500,000
Supertex                                                                         0                 284,000
Systems & Computer Technology                                            2,526,000               2,620,000
THQ                                                                      1,550,000               1,850,000
United Global Com                                                          312,000               1,500,000
Western Wireless                                                         1,700,000               1,750,000
Witness Systems                                                            500,000               1,176,000



                                                                                 Number of Shares
                                                                        -----------------------------------
                                                                          09/30/02               12/31/02
----------------------------------------------------------------------------------------------------------
  Health Care
Ciphergen Biosystems                                                     1,080,000               1,430,000
Diagnostic Products                                                              0                 171,000
Enzon Pharmaceuticals                                                      660,000               1,115,000
(formerly known as Enzon)
First Health Group                                                       3,668,000               3,716,000
Inhale Therapeutic Systems                                               1,583,000               1,968,000
Medarex                                                                    355,000               1,500,000
NDCHealth Group                                                          2,187,000               2,317,000
Sangamo Biosciences                                                        660,000               1,000,000
Synaptic Pharmaceutical                                                    832,000                 917,000

----------------------------------------------------------------------------------------------------------
  Consumer Goods/Services
Action Performance                                                               0                 500,000
American Woodmark                                                                0                  82,000
Chico's Fas                                                              2,360,000               2,400,000
Christopher & Banks                                                      1,910,000               2,095,000
Genesco                                                                    315,000                 395,000
International Speedway Motors                                              385,000                 525,000
Jones Apparel                                                            1,230,000               1,300,000
Kerry Group (Ireland)                                                    1,000,000               1,100,000
Michael's Stores                                                         1,115,000               1,200,000
Orkla (Norway)                                                             601,500                 665,000
Pinnacle Entertainment                                                     742,000               1,771,000
Princeton Review                                                         1,344,000               1,400,000
SCP Pool                                                                   750,000                 861,000
Six Flags                                                                2,425,000               3,025,000
Steven Madden                                                              655,000                 750,000

----------------------------------------------------------------------------------------------------------
  Finance
Anchor Bancorp Wisconsin                                                 1,008,000               1,098,000
Bank of Bermuda                                                                  0                 127,000
Downey Financial                                                           273,000                 559,000
DVI Health Services                                                        850,000                 900,000
First Federal Capital                                                      300,000                 362,000
Glacier Bancorp                                                            807,000                 848,000
Hawthorne Financial                                                         65,000                 300,000
Housing Development
  Finance (India)                                                          449,803               1,199,606
Peoples Bank Bridgeport                                                  2,163,000               2,184,000
Quaker City Bancorp                                                              0                 347,000
RLI                                                                        912,000               1,000,000
(includes the effect of a 2 for 1 stock split)
TFC Financial                                                            1,026,000               1,461,000


                                       16


                                                                                 Number of Shares
                                                                        -----------------------------------
                                                                          09/30/02               12/31/02
Additions, continued
----------------------------------------------------------------------------------------------------------
  Industrial Goods/Services
Ametek                                                                     850,000                 925,000
Bacou Dalloz (France)                                                       38,000                  50,000
Clarcor                                                                  1,300,000               1,400,000
Cuno                                                                       650,000                 725,000
Esco Technologies                                                          750,000                 893,000
Exel (United Kingdom)                                                            0                 500,000
Florida Rock Industries                                                    250,000                 325,000
Forward Air                                                                740,000               1,000,000
G & K Services                                                             300,000                 409,000
Hughes Supply                                                                    0                 400,000
Osmonics                                                                         0                 151,000
Pall                                                                       600,000                 730,000
Spartech                                                                 1,600,000               1,850,000
Tetra Tech                                                               2,100,000               2,400,000
UTI Worldwide                                                              575,000                 650,000

----------------------------------------------------------------------------------------------------------
  Energy/Minerals
Carbo Ceramics                                                             423,000                 500,000
FMC Technologies                                                         1,034,000               1,100,000
Newpark Resources                                                        3,700,000               4,500,000
Southwestern Energy                                                        906,000               1,150,000
Talisman Energy (Canada)                                                         0                 300,000
Ultra Petroleum (Canada)                                                 1,960,000               2,500,000
Western Gas                                                                      0                 525,000
Westport Resources                                                               0                 360,000

----------------------------------------------------------------------------------------------------------
  Other Industries
Crescent Real Estate Equities                                                    0                 670,000
Macerich Company                                                           625,000                 800,000
United Dominion Realty                                                     404,000                 650,000




                                                                                 Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02               12/31/02
Sales
----------------------------------------------------------------------------------------------------------
  Information
American Management Systems                                                805,000                 560,000
Axcelis Technologies                                                       825,000                       0
Concord EFS                                                              1,508,000                 393,000
International Game Technology                                            2,880,000               2,457,000
Kronos                                                                   1,259,000               1,180,000
Moore (Canada)                                                             800,000                 600,000
Shuffle Master                                                           1,562,000               1,327,000
Smart Force                                                              6,000,000                       0
Telephone & Data Systems                                                   350,000                 300,000
TietoEnator (Finland)                                                      350,000                       0
Universal Electronics                                                      365,000                       0

----------------------------------------------------------------------------------------------------------
  Health Care
Alliance Unichem (United Kingdom)                                          900,000                       0
Beverly Enterprises                                                        417,000                       0

----------------------------------------------------------------------------------------------------------
  Consumer Goods/Services
Coach                                                                    2,114,000               1,774,000
Columbia Sportswear                                                        285,000                 200,000
Ducati Motor (Italy)                                                     6,500,000               3,910,000
Furniture Brands International                                           1,020,000                 510,000
Goodman Fielder (Australia)                                              7,000,000               5,000,000
Hokuto (Japan)                                                             200,000                       0
ITT Educational Services                                                 2,400,000               2,225,000
MyTravel (United Kingdom)                                                3,000,000                       0
Nutreco Holdings (Netherlands)                                             256,754                       0
Pier 1 Imports                                                             550,000                 500,000
Station Casinos                                                          1,550,000               1,250,000

----------------------------------------------------------------------------------------------------------
  Finance
Aeon Credit Service (Japan)                                                190,000                       0
Affiliated Managers Group                                                1,105,000                 738,000
BKF Capital Group                                                          240,000                 209,000
Commonwealth Bancorp                                                       724,000                 167,000
Irish Life & Permanent (Ireland)                                           400,000                 300,000
Julius Baer (Switzerland)                                                   18,000                       0
Knight Trading                                                           1,253,000                       0
Texas Regional Bancshares                                                1,204,000                 900,000
Umpqua Holdings                                                            284,000                       0

----------------------------------------------------------------------------------------------------------
  Industrial Goods/Services
Applied Industrial Technologies                                            750,000                 575,000
Cadiz                                                                    2,400,000                       0
Intermagnetics General                                                     400,000                 290,000
Waste Recycling Group
  (United Kingdom)                                                       1,350,000                       0

----------------------------------------------------------------------------------------------------------
  Energy/Minerals
Dynegy                                                                   1,283,000                       0
Harmony Gold (South Africa)                                                370,000                       0
Tesoro Petroleum                                                           770,000                       0
XTO Energy                                                               5,150,000               4,800,000

----------------------------------------------------------------------------------------------------------
  Other Industries
AMLI Residential                                                            73,000                       0
Summit Properties                                                          211,000                       0


                                       17


Liberty Acorn Fund
        >Statement of Investments December 31, 2002


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                                                                                  Common Stocks and Other
                                                                             Equity-Like Securities: 89.9%
----------------------------------------------------------------------------------------------------------
Information: 22.7%
             Media
                  >TV Broadcasting: 0.4%
      1,400,000   Gray Television                                                                  $13,650
                  Mid Market Affiliated TV Stations
      2,300,000   TVB (Hong Kong)                                                                    7,255
                  Television Programming & Broadcasting
        200,000   Young Broadcasting (b)                                                             2,634
                  Television Stations
----------------------------------------------------------------------------------------------------------
                                                                                                    23,539
                  >Radio Broadcasting: 0.6%
        850,000   Salem Communications (b)                                                          21,225
                  Radio Stations for Religious Programming
        700,000   Cumulus Media, Cl. A (b)                                                          10,409
                  Radio Stations in Small Cities
----------------------------------------------------------------------------------------------------------
                                                                                                    31,634
                  >Television Programming/CATV: 1.3%
      2,605,000   Liberty Media (b)                                                                 23,289
                  CATV Programming & Media Company Holdings
      1,550,000   Insight Communications (b)                                                        19,189
                  CATV Franchises in Midwest
      2,100,000   Mediacom Communications (b)                                                       18,501
                  Cable Television Franchises
      1,000,000   Corus Entertainment (Canada) (b)                                                  11,996
                  Television Programming & Radio Stations
      1,500,000   United Global Com (b)                                                              3,600
                  Video, Voice & Data Services
----------------------------------------------------------------------------------------------------------
                                                                                                    76,575
Telecommunications
                  >Telecommunications/Wireline
Communications: 0.5%
        850,000   Commonwealth Telephone (b)                                                        30,464
                  Rural Phone Franchises & CLEC
----------------------------------------------------------------------------------------------------------

                  >Mobile Communications: 0.6%
        300,000   Telephone & Data Systems                                                          14,106
                  Cellular & Telephone Services
      2,500,000   Crown Castle International (b)                                                     9,375
                  Communication Towers in USA & UK
      1,750,000   Western Wireless (b)                                                               9,275
                  Rural Cellular Phone Franchises
        533,000   COMARCO (b) (c)                                                                    4,610
                  Wireless Network Testing
----------------------------------------------------------------------------------------------------------
                                                                                                    37,366
Computer Related Hardware
                  >Computer Hardware/Related Systems: 1.2%
      2,350,000   Seachange International (b) (c)                                                   14,453
                  Systems for Video on Demand & Ad Insertion
        238,000   Zebra Technologies (b)                                                            13,637
                  Bar Code Printers
        525,000   Avocent (b)                                                                       11,665
                  Computer Control Switches
        331,900   Neopost (France) (b)                                                              10,686
                  Postage Meters
        535,000   Excel Technologies (b)                                                             9,571
                  Laser Systems & Electro-Optical Components
        230,000   Applied Films (b)                                                                  4,598
                  Thin-Film Glass Coating Equipment



Number of Shares or
Principal Amount (000)                                                                         Value (000)
----------------------------------------------------------------------------------------------------------
      1,500,000   Concurrent Computer (b)                                                           $4,320
                  Video on Demand Services & Software
        116,000   II VI (b)                                                                          1,863
                  Laser Components
$         3,000   Tidel Technologies, 6%
                  Note Due 9/8/04 (b)                                                                  450
         63,158   Tidel Technologies (b)                                                                --
                  ATM Machines
----------------------------------------------------------------------------------------------------------
                                                                                                    71,243
                  >Gaming Equipment: 3.7%
      2,457,000   International Game Technology (b)                                                186,535
                  Slot Machines & Progressive Jackpots
      1,327,000   Shuffle Master (b)(c)                                                             25,359
                  Card Shufflers, Casino Games & Slot Machines
----------------------------------------------------------------------------------------------------------
                                                                                                   211,894
                  >Contract Manufacturing: 0.1%
        338,000   Jabil Circuit (b)                                                                  6,057
                  Electronic Manufacturing Services
----------------------------------------------------------------------------------------------------------

                  >Instrumentation: 1.0%
        700,000   Mettler Toledo (b)                                                                22,442
                  Laboratory Equipment
        511,000   Dionex (b)                                                                        15,182
                  Ion & Liquid Chromatography
      1,700,000   Spectris (United Kingdom)                                                          7,743
                  Electronic Instrumentation & Controls
        555,000   Trimble Navigation (b)                                                             6,932
                  GPS-Based Instruments
        227,000   Varian (b)                                                                         6,513
                  Analytical Instruments
----------------------------------------------------------------------------------------------------------
                                                                                                    58,812
                  >Semiconductors/Related Equipment: 0.7%
        920,000   Integrated Circuit Systems (b)                                                    16,790
                  Silicon Timing Devices
        664,000   Asyst Technologies (b)                                                             4,880
                  Semiconductor Fab Automation Equipment
        679,000   IXYS (b)                                                                           4,794
                  Power Semiconductors
        261,000   Actel (b)                                                                          4,233
                  Field Programmable Gate Arrays
        284,000   Supertex (b)                                                                       4,229
                  Mixed-Signal Semiconductors
        519,000   Microsemi (b)                                                                      3,161
                  Analog/Mixed Signal Semiconductors
----------------------------------------------------------------------------------------------------------
                                                                                                    38,087
Software/Services
                  >Business Software: 6.2%
      1,180,000   Kronos (b)(c)                                                                     43,648
                  Labor Management Solutions
      1,900,000   Avid Technology (b)(c)                                                            43,605
                  Digital Nonlinear Editing Software & Systems
      3,350,000   JD Edwards (b)                                                                    37,788
                  Mid Market ERP & Supply Chain Software
      7,700,000   Novell (b)                                                                        25,718
                  Security & Identity Management Software
      1,050,000   Micros Systems (b)(c)                                                             23,541
                  Information Systems for Restaurants & Hotels
      1,900,000   MRO Software (b)(c)                                                               23,076
                  Enterprise Management Software


                                       18


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Business Software--continued
      2,620,000   Systems & Computer Technology (b)(c)                                             $22,532
                  Enterprise Software & Services
      2,150,000   JDA Software (b)(c)                                                               20,769
                  Applications/Software & Services for Retailers
      4,900,000   E.Piphany (b)(c)                                                                  20,433
                  CRM Software
      3,000,000   Lawson Software (b)                                                               17,250
                  Enterprise Resource Planning (ERP) Software
      3,200,000   Multex.Com (b)(c)                                                                 13,440
                  Online Investment Research
        500,000   Hyperion Solutions (b)                                                            12,835
                  Analytical Application Software
      1,750,000   MAPICS (b)(c)                                                                     12,163
                  Mid Market ERP Software
      3,356,000   Aspect Communications (b)(c)                                                       9,531
                  Call Center Software
        500,000   SPSS (b)                                                                           6,995
                  Statistical Analysis Software
        450,000   Sybase (b)                                                                         6,030
                  Database Software
      3,200,000   Indus International (b)(c)                                                         5,248
                  Enterprise Asset Management Software
      3,300,000   BSQUARE (b)(c)                                                                     4,161
                  Software To Help Design Mobile Devices
      1,176,000   Witness Systems (b)(c)                                                             4,045
                  Customer Experience Management Software
        200,000   Radiant Systems (b)                                                                1,926
                  Point of Sale Systems for Convenience Stores
        800,000   Actuate (b)                                                                        1,416
                  Information Delivery Software & Solutions
         70,000   Group 1 Software (b)                                                                 837
                  Address Verification Software
      1,400,000   ClickSoftware Technologies (b)(c)                                                    267
                  Service Chain Optimization Software
----------------------------------------------------------------------------------------------------------
                                                                                                   357,254
                  >Consumer Software: 0.7%
      1,850,000   THQ (b)                                                                           24,513
                  Entertainment Software
      1,000,000   Activision (b)                                                                    14,590
                  Entertainment Software
----------------------------------------------------------------------------------------------------------
                                                                                                    39,103
                  >Computer Services: 1.1%
      3,260,000   Ciber (b)(c)                                                                      16,789
                  Software Services & Staffing
      4,600,000   AnswerThink Consulting (b)(c)                                                     11,500
                  IT Integrator for Fortune 2000
      4,200,000   iGATE Corporation (b)(c)                                                          11,004
                  Technology Staffing Services
        560,000   American Management Systems (b)                                                    6,714
                  Software Development Services
        500,000   Pomeroy Computer Resources (b)                                                     5,850
                  Network Integration Services
      2,300,000   Analysts International (b)(c)                                                      4,554
                  Technology Staffing Services
        600,000   Torex (United Kingdom)                                                             3,081
                  Application Software for Hospital Management & Retail
        511,000   New Horizons Worldwide (b)                                                         2,018
                  Computer Training Services
----------------------------------------------------------------------------------------------------------
                                                                                                    61,510





Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Business Information/Marketing
Services/Publishing: 1.9%
      1,200,000   Getty Images (b)                                                                 $36,660
                  Photographs for Publications & Electronic Media
        463,000   Choicepoint (b)                                                                   18,284
                  Fraud Protection Information
      2,685,000   InfoUSA (b)(c)                                                                    13,344
                  Business Data for Sales Leads
      2,236,000   Navigant Consulting (b)(c)                                                        13,192
                  Consulting Firm
        800,000   Information Holdings (b)                                                          12,416
                  Scientific & Medical Publications, Patent Information
        300,000   Proquest (b)                                                                       5,880
                  Information Services for Education & Automotive Markets
        600,000   Moore (Canada) (b)                                                                 5,428
                  Commercial Printing
      1,700,000   PRIMEDIA (b)                                                                       3,502
                  Specialty Magazines & Other Publications
----------------------------------------------------------------------------------------------------------
                                                                                                   108,706
                  >Internet: 0.8%
      8,430,000   Skillsoft Publishing (b)                                                          23,183
                  Integrated E-Learning Solutions
      2,500,000   RSA Security (b)                                                                  14,975
                  Enterprise Security Software
      1,200,000   RealNetworks (b)                                                                   4,572
                  Streaming Software & Content
      1,051,030   Vital Stream, Cl. C (b)                                                              230
        421,621   Vital Stream, Cl. B (b)                                                               87
                  Streaming Services for the Internet
        250,000   NeoPlanet, Series A (b)                                                               29
         53,376   NeoPlanet, Series B (b)                                                               11
                  Web Browser
        265,841   Bigfoot International, Series A (b)(c)                                                 2
                  Internet Direct Marketing
----------------------------------------------------------------------------------------------------------
                                                                                                    43,089
                  >Electronics Distribution: 0.3%
      1,200,000   Pioneer-Standard Electronics                                                      11,016
                  Component & Computer Distribution
        585,000   Avnet                                                                              6,336
                  Electronic Components Distribution
----------------------------------------------------------------------------------------------------------
                                                                                                    17,352
                  >Transaction Processors: 1.6%
      1,467,000   Global Payments                                                                   46,959
                  Credit Card Processor
        600,000   Cubic                                                                             11,058
                  Revenue Collection & Defense Systems
        175,000   Deutsche Boerse (Germany)                                                          7,003
                  Trading, Clearing & Settlement Services for
                  Financial Markets
        300,000   Euronext (France)                                                                  6,516
                  Trading, Clearing & Settlement Services for
                  Financial Markets
        393,000   Concord EFS (b)                                                                    6,186
                  Credit Card Processor
      8,000,000   Travelsky Technology (Hong Kong)                                                   5,539
                  Online Air Travel Bookings in China
      4,200,000   Hong Kong Exchanges & Clearing
                  (Hong Kong)                                                                        5,278
                  Trading, Clearing & Settlement Services for
                  Financial Markets


                                       19


Liberty Acorn Fund
        >Statement of Investments, continued

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Transaction Processors--continued
        405,100   Euronet Worldwide (b)                                                             $3,042
                  ATM Processor
----------------------------------------------------------------------------------------------------------
                                                                                                    91,581
                                                                                               -----------
Information: Total                                                                               1,304,266
----------------------------------------------------------------------------------------------------------
Health Care: 9.3%
                  >Biotechnology/Drug Delivery: 2.0%
      1,115,000   Enzon Pharmaceuticals
                  (formerly known as Enzon) (b)                                                     18,643
                  Polymer Delivery Technology for
                  Improved Drugs
      1,968,000   Inhale Therapeutic Systems (b)                                                    15,901
                  Pulmonary Drug Delivery
        426,000   NPS Pharmaceuticals (b)                                                           10,722
                  Small Molecule Drugs
      1,875,000   Locus Discovery, Series D, Pfd. (b)                                                7,500
                  High Throughput Rational Drug Design
      1,500,000   Medarex (b)                                                                        5,925
                  Humanized Antibodies
        917,000   Synaptic Pharmaceutical (b)(c)                                                     5,814
                  Receptor Targeted Drug Design
        225,000   Martek Biosciences (b)                                                             5,661
                  Fatty Acids for Baby Formula & Other Foods
      1,430,000   Ciphergen Biosystems (b)(c)                                                        4,933
                  Protein Chips used for Drug Target Discovery
        304,000   Alexion Pharmaceuticals (b)                                                        4,292
                  Monoclonal Antibodies
        416,000   Diversa (b)                                                                        3,765
                  Molecular Breeding
        555,000   Arena Pharmaceuticals (b)                                                          3,613
                  Novel Drug Targeting Technology
        386,000   Protein Design Labs (b)                                                            3,281
                  Computer Designed Monoclonal Antibodies
      1,000,000   Sangamo Biosciences (b)                                                            3,010
                  Therapeutics & Diagnostics for Cancer &
                  Cardiovascular Disease
        389,000   Atherogenic (b)                                                                    2,882
                  Drugs for Atherosclerosis, Rheumatoid
                  Arthritis, Asthma
        365,000   Maxygen (b)                                                                        2,781
                  Molecular Breeding
      1,320,000   Aclara Biosciences (b)                                                             2,772
                  Microfluidic Systems for Drug Development
        160,000   Myriad Genetics (b)                                                                2,336
                  Gene Discovery & Diagnostic Products
      1,258,000   Corvas International (b)                                                           1,950
                  Rational Drug Design
      1,249,999   Perlegen Sciences (b)                                                              1,950
                  Large Scale Gene Sequencing
        528,000   Pharmacyclics (b)                                                                  1,885
                  Light Activated Drugs for Cancer &
                  Vascular Diseases
        461,000   SYRRX, Series C (b)                                                                1,614
                  X-Ray Crystallography
        320,000   Incyte Genomics (b)                                                                1,459
                  Bioinformatics & Drug Development
        210,000   Gene Logic (b)                                                                     1,321
                  Gene Expression Database


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
        316,000   Guilford Pharmaceuticals (b)                                                      $1,258
                  Drug Delivery & Neurology Drugs
        325,000   Genzyme Molecular Oncology Division (b)                                              569
                  Gene Expression Technology & Cancer Drugs
        326,000   Microdose (b)                                                                         39
                  Drug Inhalers
----------------------------------------------------------------------------------------------------------
                                                                                                   115,876
                  >Medical Equipment/Laboratory Supplies: 2.7%
      1,725,000   Steris (b)                                                                        41,831
                  Sterilization Devices
      1,234,000   Edwards Lifesciences (b)                                                          31,430
                  Heart Valves
        583,000   Orthofix International (b)                                                        16,353
                  Bone Fixation & Stimulation Devices
      1,495,000   Novoste (b)(c)                                                                    10,794
                  Radiation Catheters for In-stent Restenosis
        550,000   Kensey Nash (b)                                                                   10,049
                  Angioplasty Closure & Other Medical Devices
        600,000   Sola International (b)                                                             7,800
                  Specialty Eyeglass Lenses
        350,000   Haemonetics (b)                                                                    7,511
                  Blood & Plasma Collection Equipment
        770,000   Visx (b)                                                                           7,377
                  Laser Eye Surgery Equipment
        171,000   Diagnostic Products                                                                6,604
                  Immunodiagnostic Kits
        155,000   Essilor International (France)                                                     6,380
                  Eyeglass Lenses
        419,000   Viasys Healthcare (b)                                                              6,239
                  Respiratory & Neurology Medical Equipment
        800,000   Smith & Nephew (United Kingdom)                                                    4,899
                  Medical Equipment & Supplies
----------------------------------------------------------------------------------------------------------
                                                                                                   157,267
                  >Pharmaceuticals: 0.1%
        131,264   Yuhan (South Korea)                                                                5,744
                  Ethical Drug Producer
----------------------------------------------------------------------------------------------------------

                  >Hospital Management: 0.1%
        210,000   Rhoen-Klinikum (Germany)                                                           6,017
                  Hospital Management
----------------------------------------------------------------------------------------------------------

                  >Medical Supplies: 0.4%
        650,000   Owens & Minor                                                                     10,673
                  Distribution of Medical Supplies
        360,000   Techne (b)                                                                        10,284
                  Cytokines, Antibodies, Other Reagents For
                  Life Sciences
----------------------------------------------------------------------------------------------------------
                                                                                                    20,957
                  >Services: 4.0%
      3,716,000   First Health Group (b)                                                            90,485
                  PPO Network
      2,096,000   Lincare Holdings (b)                                                              66,276
                  Home Health Care Services
      2,317,000   NDCHealth Group (c)                                                               46,108
                  Health Claims Processing & Drug Marketing Services
      1,200,000   Dendrite International (b)                                                         8,964
                  Software for Pharmaceutical Sales Force
        440,000   Medquist (b)                                                                       8,914
                  Medical Transcription Services


                                       20


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Services--continued
        550,000   Serologicals (b)                                                                  $6,050
                  Blood Collection & Antibody Production
        700,000   Nestor Healthcare (United Kingdom)                                                 2,399
                  Supplier Of Outsourced Health Care Staffing Solutions
----------------------------------------------------------------------------------------------------------
                                                                                                   229,196
                                                                                              ------------
Health Care: Total                                                                                 535,057

----------------------------------------------------------------------------------------------------------
Consumer Goods/Services: 19.1%
          Goods
                  >Leisure Vehicles: 1.7%
      1,500,000   Harley-Davidson                                                                   69,300
                  Motorcycles & Related Merchandise
      1,365,000   Monaco Coach (b)                                                                  22,591
                  Recreational Vehicles
      3,910,000   Ducati Motor (Italy) (b)                                                           7,360
                  Motorcycles & Related Merchandise
----------------------------------------------------------------------------------------------------------
                                                                                                    99,251
                  >Furniture/Textiles: 1.5%
        718,000   Mohawk Industries (b)                                                             40,890
                  Carpet & Flooring
        725,000   Hon Industries                                                                    20,503
                  Office Furniture & Fireplaces
        510,000   Furniture Brands International (b)                                                12,163
                  Furniture
        750,000   Herman Miller                                                                     13,800
                  Office Furniture
----------------------------------------------------------------------------------------------------------
                                                                                                    87,356
                  >Food & Beverages: 0.8%
      1,100,000   Kerry Group (Ireland)                                                             14,708
                  Food Ingredients
        665,000   Orkla (Norway)                                                                    11,315
                  Diversified Consumer Goods
      2,150,000   Lion Nathan (Australia)                                                            6,860
                  Beer Brewer/Distributor
         23,200   Radegerger Gruppe (Germany)                                                        6,326
                  Brewery
      5,000,000   Goodman Fielder (Australia)                                                        5,008
                  Consumer Goods
----------------------------------------------------------------------------------------------------------
                                                                                                    44,217
                  >Nondurables: 1.2%
        570,000   Scotts Company (b)                                                                27,953
                  Consumer Lawn & Garden Products
      2,300,000   Helen of Troy (b)(c)                                                              26,772
                  Hairdryers & Curling irons
        255,000   Uni-Charm (Japan)                                                                 10,113
                  Infant Hygiene & Feminine Care Products
        601,000   First Years (c)                                                                    6,046
                  Infant & Toddler Products
----------------------------------------------------------------------------------------------------------
                                                                                                    70,884
                  >Durable Goods: 0.9%
        861,000   SCP Pool (b)                                                                      25,141
                  Distributor of Swimming Pool Supplies
        580,740   Hunter Douglas (Netherlands)                                                      17,388
                  Decorative Window Coverings
      8,030,000   Waterford Wedgwood (Ireland)                                                       4,126
                  Crystal, Tableware & Cookware
         82,000   American Woodmark                                                                  3,895
                  Kitchen Cabinet
----------------------------------------------------------------------------------------------------------
                                                                                                    50,550




Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Apparel: 2.6%
      1,774,000   Coach (b)                                                                        $58,400
                  Designer & Retailer of Branded Leather Accessories
      1,300,000   Jones Apparel (b)                                                                 46,072
                  Women's Apparel
        750,000   Steven Madden (b)(c)                                                              13,553
                  Wholesaler/Retailer of Fashion Footwear
        880,000   Nautica Enterprises (b)                                                            9,777
                  Casual Apparel
        200,000   Columbia Sportswear (b)                                                            8,884
                  Active Outdoor Apparel, Footwear & Accessories
        870,000   Skechers USA (b)                                                                   7,386
                  Footwear Designer & Marketer
        225,000   Hugo Boss Designs (Germany)                                                        2,367
                  Fashion Apparel
----------------------------------------------------------------------------------------------------------
                                                                                                   146,439
       Services
                  >Retail: 4.2%
      2,400,000   Chico's Fas (b)                                                                   45,384
                  Women's Specialty Retail
      2,095,000   Christopher & Banks (b)(c)                                                        43,471
                  Women's Apparel Retailer
      1,200,000   Michaels Stores (b)                                                               37,560
                  Craft & Hobby Specialty Retailer
        500,000   Whole Foods Market (b)                                                            26,365
                  Natural Food Supermarkets
      1,400,000   Borders Group (b)                                                                 22,540
                  Bookstores
        536,000   Zale (b)                                                                          17,098
                  Specialty Retailer of Jewelry
        713,000   Hot Topic (b)                                                                     16,313
                  Music Inspired Retailer of Apparel, Accessories & Gifts
        500,000   Pier 1 Imports                                                                     9,465
                  Imported Furniture & Tchotchkes
        805,000   Aeropostale (b)                                                                    8,509
                  Mall Based Teen Retailer
        395,000   Genesco (b)                                                                        7,359
                  Multi-Concept Branded Footwear Retailer
        750,000   Gadzooks (b)(c)                                                                    3,525
                  Teen Apparel Retailer
        300,000   Gaiam (b)                                                                          3,111
                  Healthy Living Catalog & E-Commerce
----------------------------------------------------------------------------------------------------------
                                                                                                   240,700
                  >Travel: 1.1%
      1,535,000   Intrawest (Canada)                                                                17,840
                  Owner/Operator of Ski Resorts
        950,000   Vail Resorts (b)                                                                  14,412
                  Owner/Operator of Ski Resorts
      3,050,000   LaQuinta (b)                                                                      13,420
                  Owner/Franchiser of Mid-Priced Hotels
        725,000   Navigant International (b)(c)                                                      8,939
                  Corporate Travel Agency
         25,800   Kuoni Reisen (Switzerland) (b)                                                     4,869
                  Tour Operator
        430,000   NH Hoteles (Spain) (b)                                                             3,693
                  Business Hotel
----------------------------------------------------------------------------------------------------------
                                                                                                    63,173


                                       21


Liberty Acorn Fund
        >Statement of Investments, continued

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Consumer Services: 1.4%
      2,225,000   ITT Educational Services (b)                                                     $52,399
                  Technology oriented Post-secondary
                  Degree Programs
      2,000,000   Bally Total Fitness (b)(c)                                                        14,180
                  National Chain of Fitness Centers
      1,400,000   Princeton Review (b)(c)                                                            6,930
                  College Preparation Courses
        100,000   Weight Watchers (b)                                                                4,597
                  Weight Loss Program
----------------------------------------------------------------------------------------------------------
                                                                                                    78,106
                  >Entertainment/Leisure Products: 1.1%
        525,000   International Speedway Motors                                                     19,577
                  Largest Motorsport Racetrack Owner & Operator
      3,025,000   Six Flags (b)                                                                     17,273
                  Worldwide Theme Park Operator
      1,750,000   Magna Entertainment, Cl. A (b)                                                    10,850
                  Owner/Operator Thoroughbred Racetracks
        500,000   Action Performance                                                                 9,500
                  Motorsport Collectibles & Merchandising
        265,000   Speedway Motors                                                                    6,832
                  Motorsport Racetrack Owner & Operator
----------------------------------------------------------------------------------------------------------
                                                                                                    64,032
                  >Casinos: 1.3%
      1,910,000   Alliance Gaming (b)                                                               32,527
                  Diversified Gaming Company
      1,250,000   Station Casinos (b)                                                               22,125
                  Casinos & Riverboats
      1,771,000   Pinnacle Entertainment (b)(c)                                                     12,273
                  Regional Riverboat Casinos
        635,000   Monarch Casino & Resort (b)(c)                                                     8,719
                  Casino/Hotel in Reno
        113,000   Lakes Entertainment (b)                                                              610
                  Gaming Entrepreneur
----------------------------------------------------------------------------------------------------------
                                                                                                    76,254
                  >Restaurants: 0.2%
      1,067,000   Autogrill (Italy) (b)                                                              8,303
                  Restaurants & Catering for Travelers
        158,000   Cheesecake Factory (b)                                                             5,712
                  Casual Dining Restaurant
----------------------------------------------------------------------------------------------------------
                                                                                                    14,015
                  >Cruise Lines: 1.1%
      1,400,000   Carnival                                                                          34,930
                  Largest Cruise Line
      1,260,000   Steiner Leisure (b)(c)                                                            17,564
                  Spas & Hair/Skin Products on Cruise Ships
     26,800,000   Star Cruises (Singapore) (b)                                                       7,772
                  Cruise Line
----------------------------------------------------------------------------------------------------------
                                                                                                    60,266
                                                                                               -----------
Consumer Goods/Services: Total                                                                   1,095,243

----------------------------------------------------------------------------------------------------------
Finance: 13.7%
                  >Banks: 4.1%
      1,461,000   TCF Financial                                                                     63,831
                  Great Lakes Bank
      1,608,000   Associated Banc-Corp                                                              54,576
                  Midwest Bank


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
        900,000   Texas Regional Bancshares                                                        $31,987
                  TexMex Bank
      2,830,000   Anglo Irish Bank (Ireland)                                                        20,122
                  Small Business & Middle Market Banking
        848,000   Glacier Bancorp                                                                   19,988
                  Mountain States Bank
      1,634,000   Republic                                                                          19,232
                  Michigan Bank
        605,000   Chittenden                                                                        15,415
                  Vermont & Western Massachusetts Bank
        300,000   Hawthorne Financial (b)                                                            8,562
                  Real Estate Lender
----------------------------------------------------------------------------------------------------------
                                                                                                   233,713
                  >Savings & Loans: 2.4%
      2,184,000   Peoples Bank Bridgeport                                                           54,906
                  Connecticut Savings & Loan
      1,098,000   Anchor Bancorp Wisconsin                                                          22,783
                  Wisconsin Thrift
        559,000   Downey Financial                                                                  21,801
                  California Home Lender
        347,000   Quaker City Bancorp (b)(c)                                                        11,427
                  LA Real Estate Lender
      1,199,606   Housing Development Finance (India)                                                8,961
                  Mortgage Loan Provider in India
        167,000   Commonwealth Bancorp                                                               7,744
                  Philadelphia Savings & Loan
        362,000   First Federal Capital                                                              6,990
                  Wisconsin Thrift
         50,000   Superior Financial                                                                   919
                  Biggest Little Rock Thrift
----------------------------------------------------------------------------------------------------------
                                                                                                   135,531
                  >Insurance: 3.3%
      1,320,000   HCC Insurance Holdings                                                            32,472
                  Aviation Insurance
        826,000   Leucadia National                                                                 30,818
                  Insurance Holding Company
        138,000   Markel (b)                                                                        28,359
                  Specialty Insurance
      1,000,000   RLI                                                                               27,900
                  Specialty Insurance
        995,000   Protective Life                                                                   27,382
                  Life Insurance
        706,000   Philadelphia Consolidated Holding (b)                                             24,992
                  Specialty Insurance
        210,000   StanCorp Financial                                                                10,259
                  Group Life, Disability & 401K
        350,000   Scottish Annuity & Life                                                            6,108
                  Life Reinsurer
        300,000   Irish Life & Permanent (Ireland)                                                   3,240
                  Savings Products
----------------------------------------------------------------------------------------------------------
                                                                                                   191,530
                  >Money Management: 2.8%
      2,230,000   SEI Investments                                                                   60,611
                  Mutual Fund Administration & Investment Management
        738,000   Affiliated Managers Group (b)                                                     37,121
                  Asset Management Holding Company
      1,100,000   Neuberger Berman                                                                  36,839
                  Asset Manager for High Net Worth


                                       22


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Money Management--continued
        480,000   Eaton Vance                                                                      $13,560
                  Specialty Mutual Funds
        127,000   Bank of Bermuda                                                                    4,051
                  Fund Administration
        209,000   BKF Capital Group (b)                                                              3,689
                  Institutional Money Manager
      1,360,000   Edinburgh Fund Managers
                  (United Kingdom)                                                                   2,802
                  Investment Management
        200,000   The Investment Company of
                  China (China)                                                                        410
                  Closed-End Fund
----------------------------------------------------------------------------------------------------------
                                                                                                   159,083
                  >Finance Companies: 1.1%
      5,531,000   AmeriCredit (b)                                                                   42,810
                  Auto Lending
      1,820,000   World Acceptance (b)(c)                                                           13,850
                  Personal Loans
        900,000   DVI Health Services (b)(c)                                                         6,795
                  Leases for Big Medical Equipment
----------------------------------------------------------------------------------------------------------
                                                                                                    63,455
                                                                                                ----------
Finance: Total                                                                                     783,312

----------------------------------------------------------------------------------------------------------
Industrial Goods/Services: 11.8%
                  >Steel: 0.5%
        945,000   Gibraltar Steel (c)                                                               17,993
                  Steel Processing
        850,000   Maruichi Steel Tube (Japan)                                                        9,956
                  Processed Steel
        370,000   Atchison Casting (b)                                                                 111
                  Steel Foundries
----------------------------------------------------------------------------------------------------------
                                                                                                    28,060
                  >Industrial Goods: 2.1%
      1,400,000   Clarcor (c)                                                                       45,178
                  Mobile & Industrial Filters
        750,000   Donaldson                                                                         27,000
                  Industrial Air Filtration
      1,000,000   Watsco                                                                            16,380
                  HVAC Distribution
        575,000   Applied Industrial Technologies                                                   10,867
                  Industrial Components Distribution
        201,000   Mine Safety Appliances                                                             6,482
                  Safety Equipment
        290,000   Intermagnetics General (b)                                                         5,696
                  Superconducting Wire
      1,300,000   Grafton Group (Ireland)                                                            4,908
                  Builders, Wholesalers & DIY Retailing
         50,000   Bacou Dalloz (France) (b)                                                          4,509
                  Safety Equipment
----------------------------------------------------------------------------------------------------------
                                                                                                   121,020
                  >Construction: 0.5%
        140,000   Technip-Coflexip (France)                                                         10,013
                  Global Oil Engineering & Construction
        325,000   Florida Rock Industries                                                           12,366
                  Concrete & Aggregates
        395,000   Northwest Pipe Company (b)(c)                                                      6,834
                  Water Transmission Pipe
----------------------------------------------------------------------------------------------------------
                                                                                                    29,213



Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Specialty Chemicals & Industrial Materials: 1.0%
      1,850,000   Spartech (c)                                                                     $38,166
                  Plastics Distribution & Compounding
         20,000   Givaudan (Switzerland)                                                             8,965
                  Industrial Fragrances & Flavors
        900,000   NuCo2 (b)(c)                                                                       7,245
                  Bulk CO2 Gas Distribution to Restaurants
        347,000   SYMYX (b)                                                                          4,369
                  Materials & Chemicals
----------------------------------------------------------------------------------------------------------
                                                                                                    58,745
                  >Machinery: 1.5%
        925,000   Ametek                                                                            35,603
                  Aerospace/Industrial Instruments
        893,000   Esco Technologies (b)(c)                                                          33,041
                  Filtration & Test Equipment
        400,000   Hughes Supply                                                                     10,928
                  Industrial Distribution
        605,000   Zardoya Otis (Spain)                                                               7,963
                  Elevator Manufacturer & Service Provider
----------------------------------------------------------------------------------------------------------
                                                                                                    87,535
                  >Outsourcing Services & Training: 0.5%
      2,400,000   Labor Ready (b)(c)                                                                15,408
                  Temporary Manual Labor
      9,500,000   Li & Fung (Hong Kong)                                                              9,014
                  Sourcing of Consumer Goods
        600,000   GP Strategies (b)                                                                  3,030
                  Training Programs
----------------------------------------------------------------------------------------------------------
                                                                                                    27,452
                  >Conglomerates: 0.1%
          2,800   Pargesa (Switzerland)                                                              5,061
                  Industrial & Media Holdings
        250,000   Jenoptik (Germany)                                                                 2,569
                  Clean Room Construction & Electrical Components
----------------------------------------------------------------------------------------------------------
                                                                                                     7,630
                  >Industrial Suppliers: 0.2%
      1,000,000   Xstrata (United Kingdom) (b)                                                      10,446
                  Diversified Mining Holding Company
----------------------------------------------------------------------------------------------------------

                  >Logistics: 2.6%
      2,900,000   Expeditors International of Washington                                            94,685
                  International Freight Forwarder
      1,000,000   Forward Air (b)                                                                   19,410
                  Freight Transportation Between Airports
        650,000   UTI Worldwide                                                                     17,063
                  International Freight Forwarder
        500,000   Exel (United Kingdom)                                                              5,537
                  Global Logistics & Freight Forwarding
      4,800,000   Sembcorp Logistics (Singapore)                                                     4,344
                  Logistic Services for Marine Transport
        759,000   Hub Group (b)(c)                                                                   3,643
                  Truck & Rail Freight Forwarder
        600,000   Airnet Systems (b)(c)                                                              2,952
                  Check & Other Small Package Shipment
----------------------------------------------------------------------------------------------------------
                                                                                                   147,634


                                       23


Liberty Acorn Fund
        >Statement of Investments, continued

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Water: 1.5%
      2,400,000   Tetra Tech (b)                                                                   $29,280
                  Resource Management & Infrastructure Consulting
        725,000   Cuno (b)                                                                          24,012
                  Filtration & Fluids Clarification
        900,000   Insituform Technologies (b)                                                       15,345
                  Water/Sewer Pipe Repair
        730,000   Pall                                                                              12,176
                  Filtration & Fluids Clarification
        151,000   Osmonics (b)                                                                       2,558
                  Filtration & Fluids Clarification
----------------------------------------------------------------------------------------------------------
                                                                                                    83,371
                  >Other Industrial Services: 1.3%
      1,500,000   Clark/Bardes Consulting (b)(c)                                                    28,875
                  Executive Compensation & Benefits Consulting
        409,000   G & K Services                                                                    14,479
                  Uniform Rental
        825,000   Mobile Mini (b)(c)                                                                12,928
                  Leases Portable Storage Units
      3,160,000   Serco Group (United Kingdom)                                                       7,788
                  Facilities Management
        550,000   Toppan Forms (Japan)                                                               6,178
                  Business Forms & Printing Services
        780,000   Hagemeyer (Netherlands)                                                            5,644
                  Maintenance, Repair & Operating
                  Supply Distribution
----------------------------------------------------------------------------------------------------------
                                                                                                    75,892
                                                                                                ----------
Industrial Goods/Services: Total                                                                   676,998

----------------------------------------------------------------------------------------------------------
Energy/Minerals: 7.1%
                  >Independent Power: 0.2%
        570,000   Gamesa (Spain) (b)                                                                 9,331
                  Spanish Wind Turbines
        720,000   Millennium Cell (b)                                                                1,721
                  Fuel Cell Technology
----------------------------------------------------------------------------------------------------------
                                                                                                    11,052
                  >Oil/Gas Producers: 4.0%
      4,800,000   XTO Energy                                                                       118,560
                  Natural Gas Producer
        680,000   Evergreen Resources (b)                                                           30,498
                  Coal Seam Gas Producer
      2,500,000   Ultra Petroleum (Canada) (b)                                                      24,750
                  Natural Gas Producer
        525,000   Western Gas                                                                       19,346
                  Oil Producer & Coal Seam Gas Producer
      1,150,000   Southwestern Energy (b)                                                           13,168
                  Natural Gas Producer
        300,000   Talisman Energy (Canada)                                                          10,796
                  Oil & Gas Producer
        360,000   Westport Resources (b)                                                             7,488
                  Oil & Gas Producer
      2,265,000   Tipperary (b)(c)                                                                   4,530
                  Coal Seam Gas Producer
----------------------------------------------------------------------------------------------------------
                                                                                                   229,136



Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Distribution/Marketing/Refining: 1.2%
      1,400,000   Equitable Resources                                                              $49,056
                  Natural Gas Utility & Producer
        761,000   Atmos Energy                                                                      17,747
                  Natural Gas Utility
      1,270,000   Aquila (b)                                                                         4,623
                  Electric Utility Holding Company
----------------------------------------------------------------------------------------------------------
                                                                                                    71,426
                  >Oil Services: 1.7%
      1,100,000   FMC Technologies (b)                                                              22,473
                  Oil & Gas Well Head Manufacturer
      3,200,000   Saipem (Italy)                                                                    21,377
                  Offshore Oil Construction & Drilling
      4,500,000   Newpark Resources (b)(c)                                                          19,575
                  Drilling Fluid Services to Oil & Gas Industry
        500,000   Carbo Ceramics                                                                    16,850
                  Natural Gas Well Stimulants
        900,000   Hanover Compressor (b)                                                             8,262
                  Natural Gas Compressor Rental
        850,000   Enerflex Systems (Canada)                                                          8,071
                  Natural Gas Compressor
----------------------------------------------------------------------------------------------------------
                                                                                                    96,608
                                                                                                ----------
Energy/Minerals: Total                                                                             408,222

----------------------------------------------------------------------------------------------------------
Other Industries: 6.2%
                  >Real Estate: 5.8%
      1,160,000   The Rouse Company                                                                 36,772
                  Regional Shopping Malls
        615,000   General Growth Properties                                                         31,980
                  Regional Shopping Malls
        875,000   SL Green Realty                                                                   27,650
                  Manhattan Office Buildings
        800,000   Macerich Company                                                                  24,600
                  Regional Shopping Malls
        699,000   Forest City Enterprises, Cl. B                                                    23,626
                  Commercial & Residential Property Developer
        700,000   Manufactured Home Communities                                                     20,741
                  Manufactured Home Communities
        675,000   First Industrial Realty Trust                                                     18,900
                  Industrial Properties
      1,099,000   LaSalle Hotel Properties (c)                                                      15,386
                  Upscale/Full Service Hotels
        540,000   AMB Property                                                                      14,774
                  Industrial Properties
        450,000   BRE Properties                                                                    14,040
                  West Coast Apartments
        400,000   Chelsea Properties Group                                                          13,324
                  Outlet Malls
        425,000   Mills                                                                             12,470
                  Regional Shopping Malls
        700,000   Keystone Property Trust                                                           11,879
                  Industrial Properties
        670,000   Crescent Real Estate Equities                                                     11,149
                  Class A Office Buildings
        380,000   Federal Realty Investment Trust                                                   10,686
                  Shopping Centers
        650,000   United Dominion Realty                                                            10,634
                  Apartments


                                       24


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Real Estate--continued
        200,000   Essex Property Trust                                                             $10,170
                  West Coast Apartments
        525,000   Glimcher Realty Trust                                                              9,319
                  Regional Malls & Community Shopping Centers
        425,372   Security Capital European Realty (b)                                               6,381
                  Real Estate Investments
      2,800,000   Consorcio (Mexico) (b)                                                             4,165
                  Low/Medium Income House Builder
        190,000   Consolidated Tomoka                                                                3,658
                  16,000 Acres of Florida Land
----------------------------------------------------------------------------------------------------------
                                                                                                   332,304
                  >Regulated Utilities: 0.4%
      1,100,000   Unisource Energy                                                                  19,019
                  Electric Utility in Arizona
        600,000   Red Electrica (Spain)                                                              6,066
                  Spanish Power Grid
----------------------------------------------------------------------------------------------------------
                                                                                                    25,085

                                                                                                ----------
Other Industries: Total                                                                            357,389


Total Common Stocks and Other
                                                                                                ----------
  Equity-Like Securities: 89.9%                                                                  5,160,487
                  (Cost: $4,316,068)



Principal Amount (000)                                                                         Value (000)
----------------------------------------------------------------------------------------------------------
Short-Term Obligations: 9.6%
                  Yield 1.00%-1.45%
                  Due 1/02/03-2/03/03
        $57,000   Toyota Motor Credit                                                              $56,998
         57,000   American Express Credit                                                           56,992
         57,000   Coca Cola Enterprises                                                             56,982
         57,000   American General Finance                                                          56,962
         55,447   Colgate Palmolive                                                                 55,390
         48,062   State Street Boston                                                               48,043
         44,190   Bell South                                                                        44,167
         40,239   United Parcel Services                                                            40,209
         31,076   Sara Lee                                                                          31,044
         31,000   Prudential Funding                                                                30,971
         24,954   Chevron Texaco                                                                    24,947
         19,590   Virginia Electric                                                                 19,582
         17,000   General Electric Capital                                                          16,989
         10,000   US Treasury Bill                                                                   9,993
          3,328   Repurchase agreement with State
                    Street Bank & Trust Co., dated
                    12/31/02, due 01/02/03 at 1.000%,
                    collateralized by Federal Home
                    Loan Bank Notes maturing
                    01/16/04, market value $3,395
                    (repurchase proceeds $3,328)                                                     3,328
----------------------------------------------------------------------------------------------------------
                  (Amortized Cost: $552,597)                                                       552,597


                                                                                                ----------
Total Investments: 99.5%                                                                         5,713,084
                  (Cost: $4,868,665) (a)


Cash and Other Assets Less Liabilities: 0.5%                                                        27,557

                                                                                                ----------
Total Net Assets: 100%                                                                          $5,740,641
----------------------------------------------------------------------------------------------------------

Liberty Acorn Fund
        >Statement of Investments, continued

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)


(a) At December 31, 2002, for federal income tax purposes cost of investments is $4,866,978 and net unrealized appreciation was $846,106, consisting of gross unrealized appreciation of $1,539,335 and gross unrealized depreciation of $693,229.

(b)  Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

   World Acceptance                   10.39%                  Monarch Casino & Resort            6.70%
   AnswerThink Consulting              9.95%                  NDCHealth Group                    6.67%
   Multex.Com                          9.87%                  Bigfoot International, Series A    6.38%
   Hub Group                           9.85%                  Aspect Communications              6.37%
   MAPICS                              9.50%                  Spartech                           6.32%
   Analysts International              9.50%                  Micros Systems                     6.04%
   Novoste                             9.24%                  Bally Total Fitness                6.03%
   Indus International                 9.10%                  Northwest Pipe Company             6.03%
   BSQUARE                             8.95%                  Newpark Resources                  6.00%
   Clark/Bardes Consulting             8.90%                  Kronos                             5.99%
   Seachange International             8.79%                  DVI Health Services                5.94%
   NuCo2                               8.46%                  Airnet Systems                     5.91%
   Synaptic Pharmaceutical             8.35%                  Gibraltar Steel                    5.91%
   Gadzooks                            8.19%                  Steve Madden                       5.90%
   igate Corporation                   8.17%                  Lasalle Hotel Properties           5.88%
   Helen Of Troy                       8.16%                  Labor Ready                        5.85%
   Christopher & Banks                 8.12%                  Mobile Mini                        5.78%
   Steiner Leisure                     7.88%                  Tipperary                          5.77%
   Systems & Computer Technology       7.80%                  Clarcor                            5.62%
   MRO Software                        7.80%                  Quaker City Bancorp                5.60%
   Shuffle Master                      7.60%                  ClickSoftware Technologies         5.32%
   COMARCO                             7.57%                  InfoUSA                            5.26%
   JDA Software                        7.57%                  Ciphergen Biosystems               5.25%
   First Years                         7.32%                  Navigant Consulting                5.24%
   Avid Technology                     7.16%                  Witness Systems                    5.16%
   Esco Technologies                   7.11%                  Navigant International             5.14%
   Pinnacle Entertainment              6.83%                  Princeton Review                   5.11%
   E.Piphany                           6.73%                  Ciber                              5.06%

   The aggregate cost and value of these companies at December 31, 2002, was $947,736 and $831,151 respectively. Investments in affiliate companies represent 14.48% of total net assets at December 31, 2002. Investment activity and income amounts relating to affiliates during the year ended December 31, 2002 were as follows:
           Dividend Income                      $      577
           Net realized gain or loss            $   23,488
           Change in unrealized gain or loss    $ (347,830)

           Purchases                            $  208,061
           Proceeds from sales                  $   64,278

   In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2002. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2002, the market value of foreign securities represents 7.79% of total net assets. The Fund's foreign portfolio was diversified as follows:

                       Value           Percent
===============================================
   Canada             $78,881            1.37%
   Ireland             47,104            0.82
   United Kingdom      44,695            0.78
   France              38,104            0.66
   Italy               37,040            0.65
   Hong Kong           27,086            0.47
   Spain               27,053            0.47
   Japan               26,247            0.46
   Germany             24,282            0.42
   Netherlands         23,032            0.40


                       Value           Percent
===============================================
   Switzerland        $18,895            0.33%
   Singapore           12,116            0.21
   Australia           11,868            0.21
   Norway              11,315            0.20
   India                8,961            0.16
   South Korea          5,744            0.10
   Mexico               4,165            0.07
   China                  410            0.01
                    ---------         -------
Total Foreign
    Portfolio        $446,998            7.79%
                    =========         =======


Liberty Acorn International
        >Major Portfolio Changes in the Fourth Quarter

                                                                                  Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02                12/31/02
Additions
----------------------------------------------------------------------------------------------------------
        Europe

>Germany
Software AG                                                                475,000                 655,000
Zapf Creation                                                              187,000                 220,000

>Norway
Den Norske Bank                                                                  0               1,990,000

>Finland
Jaakko Poyry                                                               417,000                 455,500

>Sweden
Intrum Justitia                                                          1,245,000               1,505,000
Perbio Science                                                                   0                 263,000

>France/Belgium
Bacou Dalloz                                                                93,000                 130,000
Groupe Bourbon                                                              61,596                 100,000
Neopost                                                                    450,000                 600,000
Omega Pharma (Belgium)                                                      30,000                 370,000
Technip-Coflexip                                                           150,000                 160,000
Vallourec                                                                        0                  50,000

>United Kingdom/Ireland
Bunzl                                                                      720,000               1,000,000
Euro Money
  Institutional Investors                                                1,360,000               1,580,000
Exel                                                                             0                 800,000
Hit Entertainment                                                        2,100,000               2,600,000
Kerry Group (Ireland)                                                    1,000,000               1,200,000
RPS Group                                                                   15,000               3,600,000
Torex                                                                    1,112,000               1,200,000

>Switzerland
Schindler                                                                        0                  40,000

>Italy
Permasteelisa                                                              163,000                 370,000

>Spain
Amadeus Global Travel                                                            0                 500,000
Cortefiel                                                                1,000,000               1,137,045
Telefonica Publicidad Info                                                       0                 800,000

>Netherlands/Luxembourg
Fugro                                                                      184,736                 200,000
Hagemeyer                                                                  880,000               1,185,000
Tenaris (Luxembourg)                                                             0                 400,000




                                                                                  Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02                12/31/02
----------------------------------------------------------------------------------------------------------
Asia

>Hong Kong
Aeon Credit Service                                                      4,990,000               5,000,000
China Oilfield Services                                                          0              10,000,000
Global Bio-Chem
  Technology Group                                                      33,600,000              35,000,000
Hainan Meilan Airport                                                            0               8,000,000
JCG Holding                                                             10,300,000              12,000,000
Lerado Group                                                            10,000,000              15,000,000
Techtronic Industries                                                            0               5,500,000

>Japan
ARRK                                                                       140,000                 220,000
Daiseki                                                                    225,000                 350,000
Eneserve                                                                   120,000                 150,000
Fuji Seal                                                                  170,000                 195,000
NIFCO                                                                      500,000                 675,000
Sugi Pharmacy                                                                    0                  50,000
Toyo Technica                                                              330,000                 870,000

>Taiwan
ASE Test                                                                 1,600,000               2,200,000

>South Korea
Cheil Communications                                                       100,000                 140,000

>Singapore
Delgro                                                                           0               3,000,000

>India
Hero Honda Motors                                                        1,200,000               1,500,000
Housing Development Finance                                                850,197               1,700,000

----------------------------------------------------------------------------------------------------------
       Other Countries

>Australia/New Zealand
Jupiters                                                                         0               3,000,000
Sky City Entertainment                                                           0                 500,000
The Warehouse Group
  (New Zealand)                                                            650,000               1,000,000

>Canada
Kingsway Financial                                                               0                 500,000
Shawcor                                                                          0                 600,000

                                       27


                                                                                  Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02                12/31/02
Sales
----------------------------------------------------------------------------------------------------------
      Europe

>Germany
Rhoen-Klinikum                                                             445,000                 435,000
Rhoen-Klinikum Pfd.                                                        550,000                 500,000
Stinnes                                                                    700,000                       0

>Poland
Bank Polska Kasa                                                           250,000                       0

>Finland
Instrumentarium                                                            368,000                 183,000
KCI Konecranes International                                               237,000                       0
TietoEnator                                                                400,000                       0

>Sweden
Cardo                                                                      290,000                       0

>France/Belgium
IPSOS                                                                       75,000                  35,453
Penauille Polyservice                                                      247,580                       0

>United Kingdom/Ireland
Alliance Unichem                                                         1,600,000                       0
First Choice Holidays                                                    2,000,000                       0
First Technology                                                           500,000                       0
Holmes Place                                                             1,500,000                       0
Homestyle Group                                                          1,100,000                 475,000
Smith & Nephew                                                             800,000                 600,000
Waste Recycling Group                                                    1,000,000                       0
Waterford Wedgwood (Ireland)                                            13,000,000              12,030,000

>Switzerland
Julius Baer                                                                 65,000                       0

>Italy
Autogrill                                                                1,750,000               1,350,000

>Spain
Prosegur                                                                   780,000                 685,000
Transportes Azkar                                                          758,000                       0

>Netherlands/Luxembourg
Nutreco Holdings                                                           227,777                       0
OCE                                                                        650,000                       0




                                                                                  Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02                12/31/02
----------------------------------------------------------------------------------------------------------
    Asia

>Hong Kong
Hang Lung Properties                                                     3,500,000                       0
Li & Fung                                                                6,500,000               5,000,000
SCMP Group                                                              11,000,000                       0
TVB                                                                      4,700,000               3,000,000

>Japan
Banyu Pharmaceutical                                                       920,000                       0
Hokuto                                                                     216,000                       0
Nintendo                                                                   120,000                       0
Nissan Healthcare Food Service                                             450,000                  55,000
Orix                                                                       280,000                 180,000

>Singapore
Sembcorp Logistics                                                      10,000,000               9,000,000

>India
Dr Reddy's Laboratories                                                    200,000                       0

----------------------------------------------------------------------------------------------------------
    Latin America

>Argentina
Siderca                                                                    350,000                       0

----------------------------------------------------------------------------------------------------------
                                                                   Other Countries

>Australia/New Zealand
Goodman Fielder                                                         11,000,000               5,000,000
Perpetual Trustees                                                         450,000                 350,000

>Canada
Moore                                                                      600,000                 450,000

>United States
MIH                                                                        830,000                       0


Liberty Acorn International
        >Statement of Investments December 31, 2002

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                                                                                   Common Stocks and Other
                                                                             Equity-Like Securities: 93.6%
----------------------------------------------------------------------------------------------------------
Europe: 56.2%
                  >Germany/Austria: 7.5%
        500,000   Rhoen-Klinikum Pfd.                                                              $14,325
        435,000   Rhoen-Klinikum                                                                    14,142
                  Hospital Management
        275,000   Deutsche Boerse                                                                   11,005
                  Trading, Clearing & Settlement Services for
                  Financial Markets
        770,000   Jenoptik                                                                           7,914
                  Clean Room Construction & Electrical Components
        400,000   Kali & Salz                                                                        7,278
                  Potash Products, Fertilizers, Salt &
                  Waste Management
        680,000   Hugo Boss Designs                                                                  7,153
                  Fashion Apparel
        500,000   GFK                                                                                6,717
                  Market Research Services
        200,000   Flughafen Wien (Austria)                                                           6,712
                  Vienna Airport Authority
        655,000   Software AG                                                                        6,189
                  Database Software
        220,000   Zapf Creation                                                                      5,892
                  Toy Manufacturer
      1,000,000   Takkt                                                                              3,681
                  Mail Order Retailer of Office & Warehouse Durables
         70,000   Beru                                                                               3,157
                  Auto Parts & Electronics
        250,000   Norddeutsche Affinerie                                                             2,661
                  Copper Smelter/Copper Products
        200,000   Lion Bioscience (b)                                                                1,275
                  Bioinformatics
----------------------------------------------------------------------------------------------------------
                                                                                                    98,101
                  >Denmark: 0.5%
        100,000   Kobenhavns Lufthavne                                                               7,199
                  Copenhagen Airport Authority
----------------------------------------------------------------------------------------------------------

                  >Norway: 1.6%
        681,000   Orkla                                                                             11,587
                  Diversified Consumer Goods
      1,990,000   DNB Holding                                                                        9,355
                  Bank
----------------------------------------------------------------------------------------------------------
                                                                                                    20,942
                  >Finland: 2.2%
        384,000   Amer Group                                                                        14,054
                  Branded Sporting Goods
        183,000   Instrumentarium                                                                    7,327
                  Anesthesia & Critical Care Medical Equipment
        455,500   Jaakko Poyry                                                                       7,165
                  Engineering Consultants in Forestry, Energy
----------------------------------------------------------------------------------------------------------
                                                                                                    28,546
                  >Sweden: 1.3%
        505,000   Castellum                                                                          7,087
                  Office, Warehouse & Retail Property Company
      1,505,000   Intrum Justitia (b)                                                                7,011
                  Receivables Management & Debt Collection
        263,000   Perbio Science (b)                                                                 2,995
                  Consumables to Biotech/Pharmaceutical Industries
----------------------------------------------------------------------------------------------------------
                                                                                                    17,093



Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >France/Belgium: 9.0%
        600,000   Neopost (b)                                                                     $19,317
                  Postage Meter Machines
        320,000   Essilor International                                                            13,172
                  Eyeglass Lenses
        130,000   Bacou Dalloz (b)                                                                 11,725
                  Safety Equipment
        160,000   Technip-Coflexip                                                                 11,443
                  Global Oil Engineering & Construction
        370,000   Omega Pharma (Belgium)                                                           10,601
                  OTC Products, Pharmacy & Dental Supplies
        650,000   NRJ                                                                               9,884
                  Radio Network
        425,000   Euronext                                                                          9,230
                  Trading, Clearing & Settlement Services for
                  Financial Markets
        250,000   RTL Group (Belgium)                                                               7,420
                  TV & Radio Broadcaster
        100,000   Groupe Bourbon                                                                    7,089
                  Food Retailer
        355,000   Grandvision                                                                       7,036
                  European Eyeglass Retailer
        500,000   Fininfo                                                                           6,706
                  Data Feeds for French Banks & Brokers
         50,000   Vallourec                                                                         2,934
                  Seamless Tubes
         35,453   IPSOS                                                                             2,099
                  Market Research
----------------------------------------------------------------------------------------------------------
                                                                                                  118,656
                  >United Kingdom/Ireland: 13.0%
      1,200,000   Kerry Group (Ireland)                                                            16,045
                  Food Ingredients
      2,200,000   Anglo Irish Bank (Ireland)                                                       15,642
                  Small Business & Middle Market Banking
      2,320,000   Spectris                                                                         10,567
                  Electronic Instruments & Controls
      2,250,000   SSL International                                                                 9,280
                  Medical & Footcare Products
      2,600,000   Hit Entertainment                                                                 8,945
                  Television Shows for Children
        800,000   Exel                                                                              8,859
                  Global Logistics & Freight Forwarding
      5,500,000   Tullow Oil (b)                                                                    8,706
                  Oil & Gas Producer
        800,000   Irish Life & Permanent (Ireland)                                                  8,641
                  Savings Products
        700,000   Xstrata (b)                                                                       7,312
                  Diversified Mining Holding Company
      2,100,000   Weir Group                                                                        7,165
                  Manufacturer of Industrial Pumps & Valves
      1,200,000   Expro International                                                               7,146
                  Offshore Oil Field Services
      1,800,000   Grafton Group (Ireland)                                                           6,796
                  Builders, Wholesalers & DIY Retailing
      3,600,000   RPS Group                                                                         6,403
                  Environmental Consulting
     12,030,000   Waterford Wedgwood (Ireland)                                                      6,182
                  Crystal, Tableware & Cookware
      1,200,000   Torex                                                                             6,161
                  Application Software for Hospital Management & Retail
      1,000,000   Bunzl                                                                             6,116
                  Distribution of Disposable Products to Food Industry


                                       29


Liberty Acorn International
        >Statement of Investments, continued


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >United Kingdom/Ireland--continued
      1,580,000   Euro Money Institutional Investor                                                 $6,103
                  Financial Publications
      2,250,000   Serco Group                                                                        5,545
                  Facilities Management
        330,000   Cobham                                                                             5,365
                  Aerospace
      1,400,000   Nestor Healthcare                                                                  4,798
                  Supplier of Outsourced Health Care Staffing Solutions
        600,000   Smith & Nephew                                                                     3,674
                  Medical Equipment & Supplies
        900,000   Meggitt                                                                            2,558
                  Aerospace, Defense & Electronics
        410,000   Charles Taylor Consulting                                                          1,650
                  Mutual Insurance Management
        475,000   Homestyle Group                                                                    1,246
                  Retailer of Curtains, Upholstery & Related Furniture
----------------------------------------------------------------------------------------------------------
                                                                                                   170,905
                  >Switzerland: 7.2%
         80,000   Kaba Holdings                                                                     14,865
                  Building Security Systems
         50,000   Geberit International                                                             14,388
                  Plumbing Supplies
          7,500   Pargesa                                                                           13,557
                  Industrial & Media Conglomerate
         30,000   Givaudan                                                                          13,448
                  Industrial Fragrances & Flavors
         21,000   Synthes-Stratec                                                                   12,875
                  Products for Orthopedic Surgery
         40,000   Schindler                                                                          7,794
                  Elevator Manufacturer & Service Provider
        160,000   Bachem                                                                             7,519
                  Peptides
         30,000   Kuoni Reisen (b)                                                                   5,661
                  Tour Operator
         90,000   Bon Appetit                                                                        3,807
                  Wholesale Food Distributor and Specialty
                  Restaurant/Retailer
----------------------------------------------------------------------------------------------------------
                                                                                                    93,914
                  >Italy: 2.3%
      2,000,000   Saipem                                                                            13,360
                  Offshore Oil Construction & Drilling
      1,350,000   Autogrill (b)                                                                     10,505
                  Restaurants & Catering for Travelers
        370,000   Permasteelisa                                                                      5,816
                  Curtain Walls
        141,000   De Longhi                                                                            628
                  Consumer Appliances for Heating, Air Conditioning
                  & Cooking
          6,540   Davide Campari (b)                                                                   204
                  Beverages
----------------------------------------------------------------------------------------------------------
                                                                                                    30,513
                  >Spain: 5.3%
      1,300,000   Red Electrica                                                                     13,142
                  Spanish Power Grid
        990,000   Zardoya Otis                                                                      13,030
                  Elevator Manufacturer & Service Provider
      1,400,000   NH Hoteles (b)                                                                    12,024
                  Business Hotel




Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
      1,199,500   Abengoa                                                                           $7,044
                  Engineering & Construction
        685,000   Prosegur                                                                           6,968
                  Security Guards
        422,000   Gamesa (b)                                                                         6,908
                  Spanish Wind Turbines
      1,137,045   Cortefiel                                                                          5,187
                  Apparel Retailer
        800,000   Telefonica Publicidado Info                                                        2,542
                  Spanish Telephone Directories
        500,000   Amadeus Global Travel                                                              2,061
                  Travel Reservation System
----------------------------------------------------------------------------------------------------------
                                                                                                    68,906
                  >Netherlands/Luxembourg: 6.3%
        520,000   Hunter Douglas                                                                    15,569
                  Decorative Window Coverings
        360,000   OPG Groep                                                                         12,383
                  Pharmaceutical Wholesaler & Retailer
        200,000   Fugro                                                                              9,046
                  Survey & GPS services
        670,000   IM Tech                                                                            8,832
                  Technical Engineering
      1,280,000   Ses Global (Luxembourg) (b)                                                        8,591
                  Satellite Broadcasting Services
      1,185,000   Hagemeyer                                                                          8,575
                  Maintenance, Repair &Operating
                  Supply Distribution
        400,000   Tenaris (b)                                                                        7,688
                  Steel Pipe for Oil Wells & Pipelines
        500,000   Vopak (b)                                                                          6,465
                  Oil Storage & Chemical Distribution
        520,000   United Services Group                                                              5,813
                  Temporary Staffing Services
----------------------------------------------------------------------------------------------------------
                                                                                                    82,962
                                                                                                ----------
Europe:   Total                                                                                    737,737

----------------------------------------------------------------------------------------------------------
Asia: 26.5%
                  >Hong Kong: 6.8%
      8,000,000   Hong Kong Exchanges & Clearing                                                   10,053
                  Trading, Clearing & Settlement Services for
                  Financial Markets
      3,000,000   TVB                                                                               9,463
                  Television Programming & Broadcasting
     35,000,000   Global Bio-Chem Technology Group                                                  9,313
                  Corn-Based Food Products
      2,000,000   Wing Hang Bank                                                                    6,399
                  Consumer & Commercial Banking
     12,000,000   JCG Holding                                                                       5,886
                  Consumer Finance
      8,500,000   Travelsky Technology                                                              5,886
                  Online Air Travel Bookings in China
     15,000,000   Zhejiang Expressway                                                               5,770
                  Toll Road Builder & Operator
     22,000,000   Tingyi Holding                                                                    5,713
                  Instant Noodles
     19,000,000   Jiangsu Express                                                                   5,604
                  Toll Road Builder & Operator
      5,500,000   Techtronic Industries                                                             5,219
                  Power Tool Manufacturer

                                       30


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Hong Kong--continued
      5,000,000   Li & Fung                                                                        $4,745
                  Sourcing of Consumer Goods
      8,000,000   Hainan Meilan Airport (b)                                                         3,821
                  Airport Operator
     15,000,000   Linmark                                                                           3,366
                  Apparel/Hard Goods Sourcing Agent
     10,000,000   China Oilfield Services (b)                                                       2,436
                  Offshore Oilfield Services
     15,000,000   Lerado Group                                                                      2,404
                  Baby Paraphernalia
      5,000,000   Aeon Credit Service                                                               1,699
                  Credit Card Issuer
      3,000,000   Convenience Retail (b)                                                              750
                  Exclusive Circle K Franchisee for HK & China
----------------------------------------------------------------------------------------------------------
                                                                                                   88,527
                  >Japan: 10.4%
      1,000,000   Maruichi Steel Tube                                                              11,713
                  Processed Steel
        180,000   Orix                                                                             11,595
                  Leasing & Other Financial Services
        267,000   Uni-Charm                                                                        10,589
                  Infant Hygiene & Feminine Care Products
        875,000   Yakult Honsha                                                                     9,961
                  Dairy Based Beverages
        410,000   Daito Trust Construction                                                          9,062
                  Apartment Builder
        195,000   Fuji Seal                                                                         9,047
                  Packaging Materials & Machinery
        220,000   ARRK                                                                              8,151
                  Prototypes & Molds for New Product Development
        700,000   Toppan Forms                                                                      7,863
                  Business Forms & Printing Services
        870,000   Toyo Technica                                                                     7,838
                  Value Added Reseller of Imported Instrumentation
        675,000   NIFCO                                                                             7,332
                  Industrial Fasteners
        325,000   Aderans                                                                           7,252
                  Hair Pieces
         35,000   Bellsystem24                                                                      6,829
                  Call Centers
        150,000   Eneserve                                                                          5,823
                  Sells & Maintains In-house Power Generators
        350,000   Daiseki                                                                           5,473
                  Waste Disposal & Recycling
        200,000   BML                                                                               3,671
                  Clinical Testing
        400,000   Tenma                                                                             3,267
                  Molded Plastic Products
        140,000   Goldcrest                                                                         3,095
                  Apartment Developer
        450,000   Kawasumi Laboratories                                                             2,861
                  Medical Supplies
      1,150,000   OMC Card (b)                                                                      2,857
                  Credit Card Issuer
         50,000   Sugi Pharmacy                                                                     1,844
                  Drugstores
         55,000   Nissin Healthcare Food Service                                                    1,000
                  Hospital Catering
----------------------------------------------------------------------------------------------------------
                                                                                                  137,123




Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Taiwan: 1.8%
      5,850,000   Advantech                                                                       $10,552
                  Computer Based Industrial Automation
      2,200,000   Ase Test (b)                                                                      8,800
                  Semiconductor Packaging & Test Services
      6,150,000   Chroma Ate                                                                        3,710
                  Test & Measurement Instruments
----------------------------------------------------------------------------------------------------------
                                                                                                   23,062
                  >South Korea: 3.8%
        750,000   S1 Corporation                                                                   13,153
                  Security Services
        140,000   Cheil Communications                                                             10,989
                  Advertising
        500,000   Hyundai Mobis                                                                     9,190
                  Auto Parts
        131,264   Yuhan                                                                             5,744
                  Ethical Drug Producer
        100,000   Samsumg Fire & Marine                                                             5,464
                  Non-Life Insurance
        475,000   Samyoung Heat Exchange (c)                                                        4,726
                  Power Plant Related Machinery
----------------------------------------------------------------------------------------------------------
                                                                                                   49,266
                  >Singapore: 2.1%
      9,000,000   Sembcorp Logistics                                                                8,146
                  Logistic Services for Marine Transport
     25,000,000   Star Cruises (b)                                                                  7,250
                  Cruise Line
      5,000,000   Singapore Technical Engineering                                                    4,756
                  Defense Supplier
      9,000,000   Comfort Group                                                                      4,047
                  Taxi Service
      3,000,000   Delgro                                                                             3,718
                  Bus & Taxi Service
----------------------------------------------------------------------------------------------------------
                                                                                                    27,917
                  >India: 1.6%
      1,700,000   Housing Development Finance                                                       12,700
                  Mortgage Loan Provider in India
      1,500,000   Hero Honda Motors                                                                  8,490
                  Motorcycle Manufacturer
----------------------------------------------------------------------------------------------------------
                                                                                                    21,190
                                                                                                ----------
Asia:     Total                                                                                    347,085

----------------------------------------------------------------------------------------------------------
Latin America: 1.2%
                  >Mexico: 1.0%
        700,000   Grupo Aeroportuario                                                                8,225
                  Mexican Airport Authority
      3,500,000   Consorcio ARA (b)                                                                  5,206
                  Low/Medium Income House Builder
----------------------------------------------------------------------------------------------------------
                                                                                                    13,431
                  >Brazil: 0.2%
      1,000,000   Cia De Consessoes Rodoviaria (b)                                                   2,090
                  Brazilian Tollroads
----------------------------------------------------------------------------------------------------------


                                                                                                ----------
Latin America: Total                                                                                15,521


                                       31


Liberty Acorn International
        >Statement of Investments, continued

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Other Countries: 9.7%
                  >Australia/New Zealand: 3.0%
      3,000,000   Jupiters                                                                         $9,387
                  Casino
      2,500,000   Lion Nathan                                                                       7,977
                  Australian Beer Brewer/Distributor
        350,000   Perpetual Trustees                                                                6,358
                  Investment Management
      5,000,000   Computershare                                                                     5,205
                  Financial Software/Services
      5,000,000   Goodman Fielder                                                                   5,009
                  Consumer Goods
      1,000,000   The Warehouse Group
                  (New Zealand)                                                                     3,833
                  Warehouse Club
        500,000   Sky City Entertainment                                                            2,118
                  Casino/Entertainment Complex
----------------------------------------------------------------------------------------------------------
                                                                                                   39,887
                  >Canada: 5.4%
        750,000   Power Financial                                                                  17,234
                  Life Insurance & Mutual Funds
      1,000,000   Corus Entertainment (b)                                                          11,996
                  Television Programming & Radio Stations
        330,000   Talisman Energy                                                                  11,876
                  Oil & Gas Producer
      3,500,000   Canadian 88 (b)                                                                   5,628
                  Natural Gas Producer
        600,000   Shawcor                                                                           5,298
                  Oil & Gas Pipeline Products
        450,000   Intrawest                                                                         5,230
                  Owner/Operator of Ski Resorts
        750,000   Altagas Services                                                                  4,553
                  Natural Gas Gatherer & Processor
        500,000   Kingsway Financial (b)                                                            4,333
                  Auto & Specialty Insurance
        450,000   Moore (b)                                                                         4,071
                  Commercial Printing
----------------------------------------------------------------------------------------------------------
                                                                                                   70,219



Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Russia: 0.4%
          8,827   Khanty Mansiysk (b)                                                               $3,400
         $1,500   Khanty Mansiysk 1% Notes
                  Due 10/14/99 (b)                                                                   1,350
                  Oil Production in Russia
----------------------------------------------------------------------------------------------------------
                                                                                                     4,750
                  >South Africa: 0.9%
        700,000   Harmony Gold                                                                      11,997
                  Gold Mining


----------------------------------------------------------------------------------------------------------
Other:            Total                                                                            126,853


Total Common Stocks and Other
                                                                                                ----------
   Equity-Like Securities: 93.6%                                                                 1,227,196
                  (Cost: $1,349,917)



Short-Term Obligations: 4.3%
        $56,790   Repurchase agreement with State
                    Street Bank & Trust Co., dated
                    12/31/02, due 01/02/03 at 1.000%,
                    collateralized by Federal Home
                    Loan Bank Notes maturing
                    01/16/04, market value $57,930
                    (repurchase proceeds $56,790)                                                  56,790
----------------------------------------------------------------------------------------------------------
                  (Cost: $56,790)                                                                  56,790


                                                                                                ----------
Total Investments: 97.9%                                                                         1,283,986
                  (Cost: $1,406,707) (a)


Cash and Other Assets Less Liabilities: 2.1%                                                        27,458
                                                                                                ----------
Total Net Assets: 100%                                                                          $1,311,444
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $1,417,839 and net unrealized depreciation was $133,853 consisting of gross unrealized appreciation of $83,535 and gross unrealized depreciation of $217,388.

(b)  Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

     Samyoung Heat Exchange (South Korea)       6.33%

   The aggregate cost and value of this company at December 31, 2002, was $8,990 and $4,726 respectively. Investments in affiliate companies represent 0.36% of total net assets at December 31, 2002. Investment activity and income amounts relating to affiliates during the year ended December 31, 2002 were as follows:

            Dividend Income                     $     --
            Net realized gain or loss           $     --
            Change in unrealized gain or loss   $ (4,264)

            Purchases                           $  8,990
            Proceeds from sales                 $     --

(d) On December 31, 2002, $473,438 or 36.1% of the Fund's net assets was denominated in the Euro currency.

Liberty Acorn International
        >Portfolio Diversification

At December 31, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:


                                                 Value (000)   Percent
----------------------------------------------------------------------

>Computer Hardware

Semiconductors                                         $8,800      0.7%
----------------------------------------------------------------------
                                                        8,800      0.7

>Computer Software
Internet                                                6,189      0.5
----------------------------------------------------------------------
                                                        6,189      0.5

>Technology Services
Embedded Systems                                        5,886      0.4
Full Service                                            6,161      0.5
----------------------------------------------------------------------
                                                       12,047      0.9

>Telecom
Cable                                                   8,591      0.6
----------------------------------------------------------------------
                                                        8,591      0.6

>Broadcasting & Media Content
Radio & TV Broadcasting                                35,712      2.7
Hybrid Internet                                        15,351      1.2
Media Content Providers                                14,095      1.1
Market Research                                         6,717      0.5
----------------------------------------------------------------------
                                                       71,875      5.5

>Health Care
Services                                               58,820      4.5
Devices & Consumable                                   32,361      2.5
Drugs                                                  21,184      1.6
Biotech                                                 8,794      0.7
----------------------------------------------------------------------
                                                      121,159      9.3

>Business Services
Business Services                                      54,123      4.1
BPO                                                    28,584      2.2
Logistics                                              17,005      1.3
----------------------------------------------------------------------
                                                       99,712      7.6




                                                 Value (000)   Percent
----------------------------------------------------------------------

>Financials
Lending Institutions                                  $60,444      4.6%
Insurance                                              37,322      2.8
Asset Management                                       25,641      2.0
----------------------------------------------------------------------
                                                      123,407      9.4

>Consumer Goods & Services
Branded Goods                                         148,573     11.3
Leisure                                                51,905      4.0
Retail Outlets                                         31,374      2.4
Distribution/ E-Commerce                               16,676      1.3
----------------------------------------------------------------------
                                                      248,528     19.0

>Industrials
Goods                                                 216,709     16.5
Electronic Manufacturing                               22,100      1.7
R&D Design Firms                                       15,932      1.2
Construction                                           10,201      0.8
Distribution                                            8,575      0.6
----------------------------------------------------------------------
                                                      273,517     20.8

>Other Industries
Energy                                                113,668      8.7
Real Estate                                            47,317      3.6
Utilities                                              40,004      3.0
Not-Classified                                         38,825      3.0
Conglomerate                                           13,557      1.0
----------------------------------------------------------------------
                                                      253,371     19.3

Total Common Stocks and
   Other Equity-Like Securities:
                                                   -------------------
                                                    1,227,196     93.6

Short-Term Obligations:                                56,790      4.3

                                                   -------------------
Total Investments:                                  1,283,986     97.9

Cash and Other Assets
   Less Liabilities:                                   27,458      2.1

                                                   -------------------
Total Net Assets:                                  $1,311,444    100.0%
----------------------------------------------------------------------


Liberty Acorn USA
   >Major Portfolio Changes in the Fourth Quarter

                                                                                 Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02                12/31/02
Additions
----------------------------------------------------------------------------------------------------------
   Information
Euronet Worldwide                                                                0                 200,000
Gray Television                                                                  0                 138,500
Group 1 Software                                                           221,400                 241,000
(includes the effect of a 2 for 1 stock split)
JDA Software                                                               679,000                 864,000
Mediacom Communications                                                    535,000                 600,000
Multex.Com                                                                 325,000                 500,000

----------------------------------------------------------------------------------------------------------
   Health Care
NDCHealth Group                                                            268,300                 298,300

----------------------------------------------------------------------------------------------------------
   Consumer Goods/Services
Christopher & Banks                                                        125,500                 212,500
Genesco                                                                          0                  75,000

----------------------------------------------------------------------------------------------------------
   Finance
Downey Financial                                                                 0                  35,000

----------------------------------------------------------------------------------------------------------
   Industrial Goods/Services
Forward Air                                                                      0                  59,600

----------------------------------------------------------------------------------------------------------
   Energy/Minerals
Ultra Petroleum (Canada)                                                         0                135,000
Western Gas                                                                      0                  30,000

----------------------------------------------------------------------------------------------------------
   Other Industries
Crescent Real Estate Equities                                                    0                  66,700




                                                                                 Number of Shares
                                                                        ----------------------------------
                                                                          09/30/02                12/31/02

Sales
----------------------------------------------------------------------------------------------------------
   Information
Axcelis Technologies                                                       235,000                       0
Telephone & Data Systems                                                    70,000                  30,000

----------------------------------------------------------------------------------------------------------
   Consumer Goods/Services
Coach                                                                      132,000                  62,000
Columbia Sportswear                                                        113,000                   9,000
ITT Educational Services                                                   570,000                 535,000

----------------------------------------------------------------------------------------------------------
   Finance
Markel                                                                      39,000                  21,000


Liberty Acorn USA
        >Statement of Investments December 31, 2002

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                                                                                      Common Stocks: 92.2%
----------------------------------------------------------------------------------------------------------
Information: 38.1%
                  >Broadcasting: 3.0%
        333,100   Salem Communications (b)                                                          $8,318
                  Radio Stations for Religious Programming
        138,500   Gray Television                                                                    1,350
                  Mid Market Affiliated TV Stations
----------------------------------------------------------------------------------------------------------
                                                                                                     9,668
                  >Television Programming: 1.6%
        600,000   Mediacom Communications (b)                                                        5,286
                  Cable Television Franchises
----------------------------------------------------------------------------------------------------------

                  >Telecommunications/Wireline
                  Communications: 2.6%
        227,800   Commonwealth Telephone (b)                                                         8,164
                  Rural Phone Franchises & CLEC
----------------------------------------------------------------------------------------------------------

                  >Mobile Communications: 2.7%
        730,000   Western Wireless (b)                                                               3,869
                  Rural Cellular Phone Franchises
        490,000   Crown Castle International (b)                                                     1,837
                  Communication Towers in USA & UK
        182,700   Comarco (b)                                                                        1,580
                  Wireless Network Testing
         30,000   Telephone and Data Systems                                                         1,411
                  Cellular & Telephone Services
----------------------------------------------------------------------------------------------------------
                                                                                                     8,697
                 >Computer Services: 2.7%
        786,000   RCM Technologies (b)(c)                                                            3,073
                  Technology Staffing Services
        232,000   American Management Systems (b)                                                    2,782
                  Software Development Services
        670,000   AnswerThink Consulting (b)                                                         1,675
                  IT Integrator for Fortune 2000
        149,600   Ciber (b)                                                                            770
                  Software Services & Staffing
        256,600   Analysts International (b)                                                           508
                  Technology Staffing Services
----------------------------------------------------------------------------------------------------------
                                                                                                     8,808
                 >Business/Consumer Software: 16.9%
        527,600   Micros Systems (b)                                                                11,829
                  Information Systems for Restaurants & Hotels
        238,200   Kronos (b)                                                                         8,811
                  Labor Management Solutions
        864,000   JDA Software (b)                                                                   8,346
                  Applications/Software & Services for Retailers
        378,500   MRO Software (b)                                                                   4,597
                  Enterprise Management Software
      1,330,000   Novell (b)                                                                         4,442
                  Security & Identity Management Software
        370,000   JD Edwards (b)                                                                     4,174
                  Mid Market ERP & Supply Chain Software
        241,000   Group 1 Software (b)                                                               2,880
                  Address Verification Software
        192,500   THQ (b)                                                                            2,551
                  Entertainment Software
        505,000   E.Piphany (b)                                                                      2,106
                  CRM Software





Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
        500,000   Multex.Com (b)                                                                    $2,100
                  Online Investment Research
        140,000   SPSS (b)                                                                           1,959
                  Statistical Analysis Software
         68,000   Activision (b)                                                                       992
                  Entertainment Software
----------------------------------------------------------------------------------------------------------
                                                                                                    54,787
                  >Transaction Processors: 2.6%
        211,640   Global Payments                                                                    6,775
                  Credit Card Processor
        200,000   Euronet Worldwide (b)                                                              1,502
                  ATM Processor
----------------------------------------------------------------------------------------------------------
                                                                                                     8,277
                  >Business Information/Marketing
                  Services/Publishing: 1.9%
        102,800   Getty Images (b)                                                                   3,141
                  Photographs for Publications & Electronic Media
        108,600   Information Holdings (b)                                                           1,685
                  Scientific & Medical Publications, Patent Information
        240,000   Navigant Consulting (b)                                                            1,416
                  Consulting Firm
----------------------------------------------------------------------------------------------------------
                                                                                                     6,242
                  >Computer Hardware/Semiconductors/
                  Related Equipment: 4.1%
        129,000   Zebra Technologies (b)                                                             7,392
                  Bar Code Printers
        175,300   Integrated Circuit Systems (b)                                                     3,199
                  Silicon Timing Devices
        424,100   Seachange International (b)                                                        2,608
                  Systems for Video on Demand & Ad Insertion
----------------------------------------------------------------------------------------------------------
                                                                                                    13,199
                                                                                                ----------
                  Information: Total                                                               123,128

----------------------------------------------------------------------------------------------------------
Health Care: 20.6%
                  >Biotechnology/Drug Delivery: 3.1%
        720,000   Inhale Therapeutic Systems (b)                                                     5,818
                  Pulmonary Drug Delivery
        131,400   Enzon Pharmaceuticals
                  (formerly known as Enzon) (b)                                                      2,197
                  Polymer Delivery Technology for Improved Drugs
        375,000   Locus Discovery, Series D, Pfd. (b)                                                1,500
                  High Throughput Rational Drug Design
        154,000   SYRRX, Series C (b)                                                                  539
                  X-Ray Crystallography
        363,636   Metabolex, Series F (b)                                                               91
                  Drugs for Diabetes
----------------------------------------------------------------------------------------------------------
                                                                                                    10,145
                  >Medical Equipment: 6.7%
        335,000   Edwards Lifesciences (b)                                                           8,532
                  Heart Valves
        314,000   Steris (b)                                                                         7,615
                  Sterilization Devices
        345,000   Novoste (b)                                                                        2,491
                  Radiation Catheters for In-stent Restenosis
        105,200   Viasys Healthcare (b)                                                              1,566
                  Respiratory & Neurology Medical Equipment
        135,600   Visx (b)                                                                           1,299
                  Laser Eye Surgery
----------------------------------------------------------------------------------------------------------
                                                                                                    21,503


                                       35


Liberty Acorn USA
        >Statement of Investments, continued


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
>Medical Supplies: 1.6%
        182,800   Techne (b)                                                                        $5,222
                  Cytokines, Antibodies, Other Reagents
                  For Life Sciences
----------------------------------------------------------------------------------------------------------

                  >Services: 9.2%
        609,000   First Health Group (b)                                                            14,829
                  PPO Network
        246,800   Lincare Holdings (b)                                                               7,804
                  Home Health Care Services
        298,300   NDCHealth Group                                                                    5,936
                  Health Claims Processing & Drug
                  Marketing Services
        100,000   Dendrite International (b)                                                           747
                  Software for Pharmaceutical Sales Force
         26,000   Medquist (b)                                                                         527
                  Medical Transcription Services
----------------------------------------------------------------------------------------------------------
                                                                                                    29,843
                                                                                                ----------
                  Health Care: Total                                                                66,713

----------------------------------------------------------------------------------------------------------
Consumer Goods/Services: 12.3%
                  >Consumer Services: 4.0%
        535,000   ITT Educational Services (b)                                                      12,599
                  Technology oriented Post-secondary
                  Degree Program
         48,900   Bally Total Fitness (b)                                                              347
                  National Chain of Fitness Centers
----------------------------------------------------------------------------------------------------------
                                                                                                    12,946
                  >Apparel: 2.0%
        182,200   Steven Madden (b)                                                                  3,292
                  Wholesaler/Retailer of Fashion Footwear
         62,000   Coach (b)                                                                          2,041
                  Designer & Retailer of Branded Leather Accessories
        108,000   Skechers USA (b)                                                                     917
                  Footwear Designer & Marketer
          9,000   Columbia Sportswear (b)                                                              400
                  Active Outdoor Apparel, Footwear & Accessories
----------------------------------------------------------------------------------------------------------
                                                                                                     6,650
                  >Entertainment: 1.1%
         91,300   International Speedway Motors                                                      3,405
                  Largest Motorsport Racetrack Owner & Operator
----------------------------------------------------------------------------------------------------------

                  >Nondurables: 2.5%
        167,200   Scotts Company (b)                                                                 8,199
                  Consumer Lawn & Garden Products
----------------------------------------------------------------------------------------------------------

                  >Retail: 2.7%
        212,500   Christopher & Banks (b)                                                            4,409
                  Women's Apparel Retailer
        347,000   Gadzooks (b)                                                                       1,631
                  Teen Apparel Retailer
         75,000   Genesco (b)                                                                        1,397
                  Multi-Concept Branded Footwear Retailer
        110,500   Aeropostale (b)                                                                    1,168
                  Mall Based Teen Retailer
----------------------------------------------------------------------------------------------------------
                                                                                                     8,605
                                                                                                ----------
                  Consumer Goods/Services: Total                                                    39,805





Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
Finance: 9.8%

                  >Banks: 1.3%
        158,125   Chittenden                                                                        $4,029
                  Vermont & West Massachusetts Bank
----------------------------------------------------------------------------------------------------------

                  >Finance Companies: 3.4%
        846,500   AmeriCredit (b)                                                                    6,552
                  Auto Lending
        590,000   World Acceptance (b)                                                               4,490
                  Personal Loans
----------------------------------------------------------------------------------------------------------
                                                                                                    11,042
                  >Savings & Loan: 1.3%
        116,400   Anchor Bancorp Wisconsin                                                           2,415
                  Wisconsin Thrift
         35,000   Downey Financial                                                                   1,365
                  California Home Lender
         16,500   Peoples Bank Bridgeport                                                              415
                  Connecticut Savings & Loan
----------------------------------------------------------------------------------------------------------
                                                                                                     4,195
                  >Money Management: 0.3%
         40,000   SEI Investments                                                                    1,087
                  Mutual Fund Administration &
                  Investment Management
----------------------------------------------------------------------------------------------------------

                  >Insurance: 3.5%
        290,000   HCC Insurance Holdings                                                             7,134
                  Aviation Insurance
         21,000   Markel (b)                                                                         4,315
                  Specialty Insurance
----------------------------------------------------------------------------------------------------------
                                                                                                    11,449
                                                                                                ----------
                  Finance: Total                                                                    31,802

----------------------------------------------------------------------------------------------------------
Industrial Goods/Services: 5.8%
                  >Specialty Chemicals/Industrial Materials: 0.8%
         95,000   Spartech                                                                           1,960
                  Plastics Distribution & Compounding
        100,000   NuCo2 (b)                                                                            805
                  Bulk CO2 Gas Distribution to Restaurants
----------------------------------------------------------------------------------------------------------
                                                                                                     2,765
                  >Construction: 0.4%
         30,000   Florida Rock Industries                                                            1,141
                  Concrete & Aggregates
----------------------------------------------------------------------------------------------------------

                  >Machinery: 0.7%
         58,100   Esco Technologies (b)                                                              2,150
                  Filtration & Test Equipment
----------------------------------------------------------------------------------------------------------

                  >Water: 1.4%
        134,000   Cuno (b)                                                                           4,438
                  Filtration & Fluids Clarification
         18,000   Osmonics (b)                                                                         305
                  Filtration & Fluids Clarification
----------------------------------------------------------------------------------------------------------
                                                                                                     4,743


                                       36


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Logistics: 0.9%
        346,000   Hub Group (b)                                                                     $1,661
                  Truck & Rail Freight Forwarder
         59,600   Forward Air (b)                                                                    1,157
                  Freight Transportation Between Airports
----------------------------------------------------------------------------------------------------------
                                                                                                     2,818
                  >Industrial Services: 1.6%
        206,900   Insurance Auto Auctions (b)                                                        3,432
                  Auto Salvage Services
         95,000   Clark/Bardes Consulting (b)                                                        1,829
                  Executive Compensation & Benefits Consulting
----------------------------------------------------------------------------------------------------------
                                                                                                     5,261

                                                                                                ----------
                  Industrial Goods/Services: Total                                                  18,878

----------------------------------------------------------------------------------------------------------
Energy/Minerals: 4.8%
                  >Oil Services: 1.1%
        651,000   Newpark Resources (b)                                                              2,832
                  Drilling Fluid Services to Oil & Gas Industry
         30,700   FMC Technologies (b)                                                                 627
                  Oil & Gas Well Head Manufacturer
----------------------------------------------------------------------------------------------------------
                                                                                                     3,459
                  >Oil & Gas Producers: 0.9%
        135,000   Ultra Petroleum (Canada) (b)                                                       1,337
                  Natural Gas Producer
         30,000   Western Gas                                                                        1,105
                  Oil & Coal Seam Gas Producer
         47,100   Southwestern Energy (b)                                                              539
                  Natural Gas Producer
----------------------------------------------------------------------------------------------------------
                                                                                                     2,981
                  >Distribution/Marketing/Refining: 2.8%
        193,000   Atmos Energy                                                                       4,501
                  Natural Gas Utility
        122,600   Equitable Resources                                                                4,296
                  Natural Gas Utility & Producer
        115,000   Aquila (b)                                                                           419
                  Electric Utility Holding Company
----------------------------------------------------------------------------------------------------------
                                                                                                     9,216

                                                                                                ----------
                  Energy/Minerals: Total                                                            15,656

----------------------------------------------------------------------------------------------------------
Other Industries: 0.8%
                  >Real Estate: 0.8%
         47,000   The Rouse Company                                                                 $1,490
                  Regional Shopping Malls
         66,700   Crescent Real Estate Equities                                                      1,110
                  Class A Office Buildings
----------------------------------------------------------------------------------------------------------
                                                                                                     2,600
                                                                                                ----------
                  Other Industries: Total                                                            2,600


----------------------------------------------------------------------------------------------------------
Total Common Stocks: 92.2%                                                                         298,582
                  (Cost: $312,495)

Short-Term Obligations: 7.9%

        $13,000   American Express Credit, 1.350%,
                    due 01/02/03                                                                    13,000
         12,441   Repurchase agreement with State
                    Street Bank & Trust Co., dated
                    12/31/02, due 01/02/03 at 1.000%,
                    collateralized by Federal Home
                    Loan Bank Notes maturing
                    01/16/04, market value $12,690
                    (repurchase proceeds $12,441)                                                   12,441
----------------------------------------------------------------------------------------------------------
                  (Cost: $25,441)                                                                   25,441
                                                                                                ----------
Total Investments: 100.1%                                                                          324,023
             (Cost: $337,936) (a)


Cash and Other Assets Less Liabilities: (0.1%)                                                        (500)
                                                                                                ----------
Total Net Assets: 100%                                                                            $323,523
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $338,182 and net unrealized depreciation was $14,159 consisting of gross unrealized appreciation of $43,586 and gross unrealized depreciation of $57,745.

(b)  Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

     RCM Technologies       7.42%

   The aggregate cost and value of these companies at December 31, 2002, was $5,636 and $3,073 respectively. Investments in affiliate companies represent 0.95% of total net assets at December 31, 2002. The change in unrealized gain(loss) in these companies amounted to $(621) during the year ended December 31, 2002. There was no other investment activity during the year.

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty
        >Major Portfolio Changes in the Fourth Quarter

                                                Number of Shares
                                        ----------------------------------
                                          09/30/02                12/31/02
Additions
--------------------------------------------------------------------------
        Europe

>United Kingdom
BG Group                                         0                 200,000
Reed Elsevier                                    0                  90,000



                                                Number of Shares
                                        ----------------------------------
                                          09/30/02                12/31/02
Sales
--------------------------------------------------------------------------
       Europe

>France
Suez                                        45,000                       0

>United Kingdom
Alliance Unichem                           150,000                       0

--------------------------------------------------------------------------
       Asia

>Japan
Nintendo                                     7,000                       0

--------------------------------------------------------------------------
       Other Countries

>Australia
Goodman Fielder                          1,200,000                       0


Liberty Acorn Foreign Forty
        >Statement of Investments December 31, 2002


Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------

                                                                                      Common Stocks: 93.3%
----------------------------------------------------------------------------------------------------------
Europe: 68.1%
                  >Germany: 6.3%
         39,500   Rhoen-Klinikum                                                                    $1,284
                  Hospital Management
         12,400   Deutsche Boerse                                                                      496
                  Trading, Clearing & Settlement Services for
                  Financial Markets
          5,000   Henkel                                                                               317
                  Chemicals, Detergents & Non-Food Consumer Brands
----------------------------------------------------------------------------------------------------------
                                                                                                     2,097
                  >Denmark: 2.1%
         26,000   Jyske Bank (b)                                                                       705
                  Retail & Corporate Banking
----------------------------------------------------------------------------------------------------------

                  >Norway: 5.3%
        201,000   DNB Holding                                                                          945
                  Bank
         48,000   Orkla                                                                                817
                  Diversified Consumer Goods
----------------------------------------------------------------------------------------------------------
                                                                                                     1,762
                  >France/Belgium: 8.2%
         25,000   Neopost (b)                                                                          805
                  Postage Meter Machines
         11,000   Technip-Coflexip                                                                     787
                  Global Oil Engineering & Construction
         20,000   Euronext                                                                             434
                  Trading, Clearing & Settlement Services for
                  Financial Markets
          9,000   Essilor International                                                                370
                  Eyeglass Lenses
         10,000   AGF                                                                                  335
                  Life & Health Insurance
----------------------------------------------------------------------------------------------------------
                                                                                                     2,731
                  >United Kingdom/Ireland: 29.0%
        120,000   Kerry Group (Ireland)                                                              1,604
                  Food Ingredients
        150,000   Anglo Irish Bank (Ireland)                                                         1,067
                  Small Business & Middle Market Banking
         80,000   Exel                                                                                 886
                  Global Freight Forwarding
        200,000   BG Group                                                                             863
                  Oil & Gas Producer
        160,000   Compass Group                                                                        850
                  International Concession & Contract Caterer
         80,000   Xstrata (b)                                                                          836
                  Diversified Mining Holding Company
         70,000   Standard Chartered                                                                   795
                  International Banking Group
         90,000   Reed Elsevier                                                                        771
                  Scientific, Legal, Education & Business Publisher
        120,000   Bunzl                                                                                734
                  Supplier of Business to Business Consumables
         50,000   Irish Life & Permanent (Ireland)                                                     540
                  Life Insurance
         25,000   Cobham                                                                               406
                  Aerospace



Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
         30,000   Smith & Nephew                                                                      $184
                  Medical Equipment & Supplies
         10,000   Man Group                                                                            143
                  Hedge Fund Manager
----------------------------------------------------------------------------------------------------------
                                                                                                     9,679
                  >Switzerland: 16.0%
          2,500   Synthes-Stratec                                                                    1,533
                  Products for Orthopedic Surgery
          8,000   Kaba Holdings                                                                      1,486
                  Building Security Systems
          2,100   Givaudan                                                                             941
                  Industrial Fragrances & Flavors
          2,100   Geberit International                                                                604
                  Plumbing Supplies
          3,000   Schindler                                                                            585
                  Elevator Manufacturer & Service Provider
            100   Pargesa Holdings                                                                     181
                  Industrial & Media Conglomerate
----------------------------------------------------------------------------------------------------------
                                                                                                     5,330
                  >Italy: 1.2%
         52,000   Autogrill (b)                                                                        405
                  Restaurants & Catering for Travelers

----------------------------------------------------------------------------------------------------------
                  Europe: Total                                                                     22,709

----------------------------------------------------------------------------------------------------------
Asia: 13.8%
                  >Hong Kong: 2.9%
        300,000   TVB                                                                                  946
                  Television Programming & Broadcasting
----------------------------------------------------------------------------------------------------------

                  >Singapore: 0.3%
        100,000   Singapore Technical Engineering                                                       95
                  Defense Supplier
----------------------------------------------------------------------------------------------------------

                  >Japan: 10.6%
         24,000   Oriental Land                                                                      1,453
                  Disney Theme Park Operator
         17,000   Orix                                                                               1,095
                  Finance Leasing
         65,000   Terumo                                                                               899
                  Medical Supplies
          1,600   NIDEC                                                                                100
                  Hard Disk drive Spindle Motor Manufacturer
----------------------------------------------------------------------------------------------------------
                                                                                                     3,547
                                                                                                ----------
                  Asia: Total                                                                        4,588

----------------------------------------------------------------------------------------------------------
Other Countries: 11.4%
                  >Australia: 3.8%
        400,000   Lion Nathan                                                                        1,276
                  Beer Brewer/Distributor
----------------------------------------------------------------------------------------------------------


                                       39

Liberty Acorn Foreign Forty
    >Statement of Investments, continued

Number of Shares                                                                               Value (000)
----------------------------------------------------------------------------------------------------------
                  >Canada: 7.6%
         29,600   Talisman Energy                                                                   $1,065
                  Oil & Gas Producer
         64,000   Corus Entertainment (b)                                                              768
                  Television Programming & Radio Stations
         30,000   Power Financial                                                                      689
                  Life Insurance & Mutual Funds
----------------------------------------------------------------------------------------------------------
                                                                                                     2,522
                                                                                                ----------
                  Other: Total                                                                       3,798

                                                                                                ----------
Total Common Stocks: 93.3%                                                                          31,095
                  (Cost: $31,277)




Principal Amount (000)                                                                         Value (000)
----------------------------------------------------------------------------------------------------------

Short-Term Obligations: 6.5%
         $2,175   Repurchase agreement with State
                    Street Bank & Trust Co., dated
                    12/31/02, due 01/02/03 at 1.000%,
                    collateralized by Federal Home
                    Loan Bank Notes maturing
                    01/16/04, market value $2,200
                    (repurchase proceeds $2,175)                                                    $2,175
----------------------------------------------------------------------------------------------------------
                  (Cost: $2,175)                                                                     2,175
                                                                                                ----------
Total Investments: 99.8%                                                                            33,270
                  (Cost: $33,452) (a)


Cash and Other Assets Less Liabilities: 0.2%                                                            82

Total Net Assets: 100%                                                                             $33,352
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $34,489 and net unrealized depreciation was $1,219, consisting of gross unrealized appreciation of $2,449 and gross unrealized depreciation of $3,668.

(b)  Non-income producing security.

(c) At December 31, 2002, $8,445 or 25.3% of the Fund's net assets was denominated in Euro currency.

Liberty Acorn Foreign Forty
        >Portfolio Diversification

At December 31, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:


                                       Value (000)               Percent
------------------------------------------------------------------------

>Information Technology
Television Broadcasting                     $946                    2.9%
Transaction Processors                       930                     2.8
Computer Hardware and
  Related Equipment                          905                     2.7
Publishing                                   771                     2.3
Television Programming                       768                     2.3
------------------------------------------------------------------------
                                           4,320                    13.0

>HealthCare
Medical Equipment                          2,087                     6.3
Hospital Management                        1,284                     3.8
Hospital/ Laboratory Supplies                899                     2.7
------------------------------------------------------------------------
                                           4,270                    12.8

>Consumer Goods/Services
Food                                       2,421                     7.3
Other Entertainment                        1,453                     4.4
Beverage                                   1,276                     3.8
Restaurants                                1,255                     3.8
Nondurables                                  317                     0.9
------------------------------------------------------------------------
                                           6,722                    20.2

>Finance
Banks                                      3,512                    10.5
Other Finance Companies                    1,095                     3.3
Insurance                                    875                     2.6
Money Management                             832                     2.5
------------------------------------------------------------------------
                                           6,314                    18.9



                                       Value (000)               Percent
------------------------------------------------------------------------
>Industrial Goods/Services
Construction                              $1,486                    4.5%
Speciality Chemicals                         941                     2.8
Outsourcing and Training Services            734                     2.2
Other Industrial Services                    680                     2.1
Industrial Materials                         604                     1.8
Electrical Components                        406                     1.2
Conglomerates                                181                     0.5
------------------------------------------------------------------------
                                           5,032                    15.1

>Energy/Minerals
Oil/Gas Producers                          1,928                     5.8
Non Ferrous Metals                           836                     2.5
Oil Services                                 787                     2.3
------------------------------------------------------------------------
                                           3,551                    10.6

>Other
Transportation                               886                     2.7
------------------------------------------------------------------------
                                             886                     2.7

Total Common Stocks:                      31,095                    93.3


Short-Term Obligations:                    2,175                     6.5


                                       ---------------------------------
Total Investments:                        33,270                    99.8


Cash and Other Assets
       Less Liabilities                       82                     0.2

                                       ---------------------------------
Net Assets                               $33,352                  100.0%
------------------------------------------------------------------------

Liberty Acorn Twenty
   >Major Portfolio Changes in the Fourth Quarter

                                                 Number of Shares
                                       ----------------------------------
                                         09/30/02                12/31/02
Additions
-------------------------------------------------------------------------
     Information
Liberty Media                             850,000               1,610,000
Moody's                                    90,000                 165,000
Synopsys                                  145,000                 215,000
Tektronix                                 150,000                 225,000

-------------------------------------------------------------------------
     Health Care
First Health Group                        340,000                 505,000
Guidant                                         0                 240,000
IMS Health                                330,000                 475,000

-------------------------------------------------------------------------
     Consumer Goods/Services
Costco                                          0                 210,000
International Speedway Motors              90,000                 150,000

-------------------------------------------------------------------------
     Finance
Associated Banc-Corp                      165,000                 235,000
Fidelity National Finance                 110,000                 140,000
TCF Financial                              85,000                 230,000

-------------------------------------------------------------------------
     Industrial Goods/Services
Expeditors International
of Washington                             245,000                 305,000




                                                 Number of Shares
                                       ----------------------------------
                                         09/30/02                12/31/02
Sales
-------------------------------------------------------------------------
     Information
Concord EFS                               213,000                       0
H&R Block                                 225,000                       0


Liberty Acorn Twenty
     >Statement of Investments December 31, 2002


Number of Shares                                                                              Value (000)
---------------------------------------------------------------------------------------------------------

                                                                                     Common Stocks: 94.1%
---------------------------------------------------------------------------------------------------------
Information: 29.6%
                  >Television Programming: 8.6%
      1,610,000   Liberty Media (b)                                                               $14,393
                  CATV Programming & Media Company Holdings
---------------------------------------------------------------------------------------------------------

                  >Instrumentation: 4.5%
        225,000   Tektronix (b)                                                                     4,093
                  Analytical Instruments
        160,000   Waters (b)                                                                        3,485
                  Chromatography, Mass Spectrometry,
                  Thermal Analysis
---------------------------------------------------------------------------------------------------------
                                                                                                    7,578
                  >Gaming Equipment: 4.5%
        100,000   International Game Technology (b)                                                 7,592
                  Slot Machines & Progressive Jackpots
---------------------------------------------------------------------------------------------------------

                  >Business Software: 8.0%
        215,000   Synopsys (b)                                                                      9,922
                  Software for Designing Semiconductor Chips
        310,000   JD Edwards (b)                                                                    3,497
                  Mid Market ERP & Supply Chain Software
---------------------------------------------------------------------------------------------------------
                                                                                                   13,419
                  >Business Information: 4.0%
        165,000   Moody's                                                                           6,813
                  Ratings Service for Credit Obligations

                                                                                                ---------
                  Information: Total                                                               49,795

---------------------------------------------------------------------------------------------------------
Health Care: 26.9%
                  >Medical Equipment: 10.0%
        220,000   Boston Scientific (b)                                                             9,354
                  Stents & Catheters
        240,000   Guidant (b)                                                                       7,404
                  Stents, Defibrillators & Other Cardiac Medical Devices
---------------------------------------------------------------------------------------------------------
                                                                                                   16,758
                  >Services: 14.8%
        505,000   First Health Group (b)                                                           12,297
                  PPO Network
        475,000   IMS Health                                                                        7,600
                  Prescription Data to Pharmaceutical Industry
        160,000   Lincare Holdings (b)                                                              5,059
                  Home Health Care Services
---------------------------------------------------------------------------------------------------------
                                                                                                   24,956
                  >Hospital/Laboratory Supplies: 2.1%
        125,000   Techne (b)                                                                        3,571
                  Cytokines, Antibodies, Other Reagents
                  for Life Sciences

                                                                                                ---------
                  Health Care: Total                                                               45,285

---------------------------------------------------------------------------------------------------------
Consumer Goods/Services: 12.1%
                  >Leisure Vehicles: 2.3%
         85,000   Harley-Davidson                                                                   3,927
                  Motorcycles & Related Merchandise
---------------------------------------------------------------------------------------------------------

  >Retail: 3.5%
        210,000   Costco (b)                                                                        5,893
                  Warehouse Superstores





 Number of Shares or
 Principal Amount (000)                                                                       Value (000)
---------------------------------------------------------------------------------------------------------
>Entertainment: 3.3%
        150,000   International Speedway Motors                                                    $5,593
                  Largest Motorsport Racetrack Owner & Operator
---------------------------------------------------------------------------------------------------------

                  >Furniture & Manufacturers: 3.0%
        140,000   Jones Apparel (b)                                                                 4,962
                  Women's Apparel

                                                                                                ---------
                  Consumer Goods/Services: Total                                                   20,375

---------------------------------------------------------------------------------------------------------
Finance: 19.6%
                  >Banks: 10.7%
        230,000   TCF Financial                                                                    10,049
                  Great Lakes Bank
        235,000   Associated Banc-Corp                                                              7,976
                  Midwest Bank
---------------------------------------------------------------------------------------------------------
                                                                                                   18,025
                  >Insurance: 7.0%
         35,000   Markel (b)                                                                        7,192
                  Specialty Insurance
        140,000   Fidelity National Financial                                                       4,596
                  Title Insurance & Other Services
---------------------------------------------------------------------------------------------------------
                                                                                                   11,788
                  >Money Management: 1.9%
        115,000   SEI Investments                                                                   3,126
                  Mutual Fund Administration & Investment
                  Management

                                                                                                ---------
                  Finance: Total                                                                   32,939

---------------------------------------------------------------------------------------------------------
Industrial Goods/Services: 5.9%
                  >Logistics: 5.9%
        305,000   Expeditors International of Washington                                            9,958
                  International Freight Forwarder

                                                                                                ---------
                  Industrial Goods/Services: Total                                                  9,958

                                                                                                ---------
Total Common Stocks: 94.1% (Cost: $143,163)                                                       158,352

Short-Term Obligations: 4.9%
         $4,199   Repurchase agreement with State
                    Street Bank & Trust Co., dated
                    12/31/02, due 01/02/03 at 1.000%,
                    collateralized by Federal Home
                    Loan Bank Notes maturing
                    01/16/04, market value $4,285
                   (repurchase proceeds $4,199)                                                     4,199
          4,000   American Express Credit, 1.350%,
                    due 01/02/03                                                                    4,000
---------------------------------------------------------------------------------------------------------
                  (Cost: $8,199)                                                                    8,199
                                                                                                ---------
Total Investments: 99.0%                                                                          166,551
                  (Cost: $151,362) (a)

Cash and Other Assets Less Liabilities: 1.0%                                                        1,759
                                                                                                ---------
Total Net Assets: 100%                                                                           $168,310
=========================================================================================================

>Notes to Statement of Investments (in thousands)

(a) At December 31, 2002, for federal income tax purposes cost of investments is $151,383 and net unrealized appreciation was $15,168, consisting of gross unrealized appreciation of $19,963 and gross unrealized depreciation of $4,795.

(b)  Non-income producing security.


Liberty Acorn Family of Funds
        >Statements of Assets and Liabilities

                                              Liberty             Liberty            Liberty         Liberty          Liberty
                                               ACORN               ACORN              ACORN           ACORN            ACORN
DECEMBER 31, 2002                              Fund           International            USA        Foreign Forty       Twenty
-------------------------------------------------------------------------------------------------------------------------------
(in thousands)
ASSETS
Investments, at value (cost: Liberty
   Acorn Fund $4,868,665; Liberty
   Acorn International $1,406,707;
   Liberty Acorn USA $337,936;
   Liberty Acorn Foreign Forty $33,452;
   Liberty Acorn Twenty $151,362)          $5,713,084           $1,283,986           $324,023          $33,270         $166,551
Cash                                               34                    1                 --                1                1
Foreign currency (cost: Liberty Acorn
   Fund $99; Liberty Acorn International
   $23,854, Liberty Foreign Forty $5)             100               23,645                 --                5               --
Receivable for:
   Investments sold                               641                  284                 --               --               --
   Fund shares sold                            35,980                4,755                801              111            2,061
   Dividends and interest                       4,049                2,644                 36              143                7
   Expense reimbursement due from Advisor          --                   --                 --               12               19
Deferred Trustees' Compensation Investments       785                  398                 56               --               --
Other assets                                      245                   77                  4                5                7
-------------------------------------------------------------------------------------------------------------------------------
   Total Assets                             5,754,918            1,315,790            324,920           33,547          168,646

LIABILITIES
Payable for:
   Investments purchased                        4,273                  879                126               --               --
   Fund shares redeemed                         7,498                2,222              1,019               98              251
   Foreign capital gains tax                      293                  187                 --               --               --
   Custodian                                       76                  172                 12                8                1
   Management fee                                   9                    8                 --               --               --
   Administration fee                               5                    1                 --               --               --
   Legal and audit fees                            63                   60                 12               20               16
   Reports to shareholders                        166                   78                 23               13               17
   Deferred Trustees' fees                        785                  398                 56               12               12
   Transfer agent fee                             809                  123                 58               14               33
Other liabilities                                 300                  218                 91               30                6
-------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                           14,277                4,346              1,397              195              336
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $5,740,641           $1,311,444           $323,523          $33,352         $168,310
===============================================================================================================================

COMPOSITION OF NET ASSETS
Paid in capital                            $4,949,255           $1,660,450           $361,356         $71,416        $153,684
Undistributed net investment income
   (Accumulated net investment loss)            3,601                5,460                (50)              5             (11)
Accumulated net realized loss                 (55,964)            (224,336)           (23,870)        (37,901)           (552)
Net unrealized appreciation
   (depreciation) on:
   Investments (net of unrealized PFIC
   gains of $409 for Liberty Acorn
   Fund and $7,225 for Liberty
   Acorn International) 844,010              (129,946)             (13,913)              (182)         15,189
   Foreign currency transactions                 (261)                (184)                --              14              --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $5,740,641           $1,311,444           $323,523         $33,352        $168,310
===============================================================================================================================

Net asset value and redemption
   price per share - Class A (a)               $15.34               $15.32             $14.18           $10.24           $13.93
   (Net assets/shares)               ($724,121/47,211)      ($33,806/2,206)    ($32,422/2,286)     ($2,612/255)  ($31,742/2,279)

Maximum offering price
   per share - Class A (b)                     $16.28               $16.25             $15.05           $10.86           $14.78
   (Net asset value and redemption
   price per share/front-end
   sales charge)                        ($15.34/.9425)       ($15.32/.9425)     ($14.18/.9425)   ($10.24/.9425)   ($13.93/.9425)

Net asset value and offering price
   per share - Class B (a)                     $15.13               $15.11             $14.01           $10.08           $13.73
   (Net assets/shares)               ($618,727/40,903)      ($22,560/1,493)    ($37,478/2,675)     ($1,835/182)  ($33,106/2,411)

Net asset value and offering price
   per share - Class C (a)                     $15.12               $15.11             $14.01           $10.09           $13.73
   (Net assets/shares)               ($376,024/24,862)        ($14,575/964)    ($18,313/1,307)     ($2,915/289)    ($10,919/795)

Net asset value, offering price and
   redemption price
   per share - Class Z                         $15.50               $15.40             $14.28           $10.29           $14.04
   (Net assets/shares)            ($4,021,769/259,396)  ($1,240,503/80,565)  ($235,310/16,474)  ($25,990/2,525)  ($92,543/6,589)

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.


See accompanying notes to financial statements.


Liberty Acorn Family of Funds
        >Statements of Operations
         For the Year Ended December 31, 2002

                                          Liberty         Liberty         Liberty         Liberty         Liberty
                                           Acorn           Acorn           Acorn           Acorn           Acorn
(in thousands)                             Fund        International        USA        Foreign Forty      Twenty
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                         $46,122         $30,303          $1,215            $718            $547
   Interest income                           7,733           1,575             497              39             167
-------------------------------------------------------------------------------------------------------------------
                                            53,855          31,878           1,712             757             714
   Foreign taxes withheld                     (813)         (3,077)             --             (71)             --
-------------------------------------------------------------------------------------------------------------------
      Total Investment Income               53,042          28,801           1,712             686             714
EXPENSES:
Management fees                             37,007          12,863           3,027             381           1,095
Administration fees                          2,747             774             163              20              61
12b-1 Service & Distribution fees            9,825             473             680              66             360
Custody fees                                   486           1,013              17              46               8
Legal and audit fees                           380             159              52              36              33
Transfer agent fee                           6,201           1,174             505              95             278
Trustees' fee                                  301              96              17              13              15
Registration and blue sky                      531             129             109              82              91
Reports to shareholders                        436             189              79              37              49
Other expenses                                 208              77              13               2               5
-------------------------------------------------------------------------------------------------------------------
   Total expenses                           58,122          16,947           4,662             778           1,995
Less custody fees paid indirectly               (1)            --*              (1)            --*             --*
Less reimbursement of expenses by Advisor       --              --              --            (131)            (57)
-------------------------------------------------------------------------------------------------------------------
   Net Expenses                             58,121          16,947           4,661             647           1,938
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)             (5,079)         11,854          (2,949)             39          (1,224)
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
   Investments                             (57,647)        (85,045)        (17,552)         (6,827)           (508)
   Forward foreign currency contracts           --          (2,222)             --              --              --
   Foreign currency transactions                38          (1,351)             --             (18)             --
-------------------------------------------------------------------------------------------------------------------
   Net realized loss                       (57,609)        (88,618)        (17,552)         (6,845)           (508)
===================================================================================================================
Net change in net unrealized
   appreciation/ depreciation on:
   Investments                            (778,327)       (190,087)        (56,039)          1,141          (7,857)
   Foreign currency transactions              (328)          1,696              --              10              --
-------------------------------------------------------------------------------------------------------------------
   Net change in unrealized
      appreciation/depreciation           (778,655)       (188,391)        (56,039)          1,151          (7,857)
===================================================================================================================
   Net realized and unrealized loss       (836,264)       (277,009)        (73,591)         (5,694)         (8,365)
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets resulting
   from Operations                       $(841,343)      $(265,155)       $(76,540)        $(5,655)        $(9,589)
===================================================================================================================

*Rounds to less than $500.

See accompanying notes to financial statements.


Liberty Acorn Family of Funds
        >Statements of Changes in Net Assets

                                                                                     Liberty                    Liberty Acorn
                                                                                    Acorn Fund                  International

                                                                              Year ended    Year ended     Year ended    Year ended
INCREASE (DECREASE) IN NET ASSETS                                            December 31,  December 31,   December 31,  December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                      2002          2001           2002          2001
OPERATIONS:
Net investment income (loss)                                                     $(5,079)       $8,831        $11,854       $12,043
Net realized gain (loss) on investments,
        forward foreign currency contracts, futures
        and foreign currency transactions                                        (57,609)       25,700        (88,618)     (140,634)
Change in net unrealized appreciation (depreciation)
        of investments, forward foreign currency contracts
        and foreign currency transactions                                       (778,655)      244,013       (188,391)     (375,330)
-----------------------------------------------------------------------------------------------------------------------------------
                        Net Increase (Decrease) from Operations                 (841,343)      278,544       (265,155)     (503,921)

DISTRIBUTION TO SHAREHOLDERS FROM:
        Net investment income - Class A                                               --            --            (24)           --
        Net realized gain - Class A                                                   --        (2,844)            --          (398)
        Net investment income - Class B                                               --            --             --            --
        Net realized gain - Class B                                                   --        (2,637)            --          (273)
        Net investment income - Class C                                               --            --             --            --
        Net realized gain - Class C                                                   --        (1,296)            --          (230)
        Net investment income - Class Z                                               --        (8,940)        (9,265)           --
        Net realized gain-- Class Z                                                   --       (80,989)            --       (38,229)
-----------------------------------------------------------------------------------------------------------------------------------
                        Total Distribution to Shareholders                            --       (96,706)        (9,289)      (39,130)
SHARE TRANSACTIONS:
        Subscriptions - Class A                                                  645,380       307,484        264,875       239,039
        Proceeds from shares issued in connection with
                the tax-free transfer of assets from Stein Roe
                Small Company Growth Fund                                             --            --             --            --
        Distributions reinvested - Class A                                            --         2,629             17           334
        Redemptions-- Class A                                                   (134,555)      (37,092)      (251,764)     (220,639)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)-- Class A                                        510,825       273,021         13,128        18,734

        Subscriptions - Class B                                                  490,366        273,803        15,847        18,727
        Distributions reinvested - Class B                                            --         2,424             --           231
        Redemptions-- Class B                                                    (67,763)      (15,884)        (6,194)       (3,880)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase-- Class B                                                   422,603       260,343          9,653        15,078

        Subscriptions - Class C                                                  330,698       151,838         43,176        46,327
        Distributions reinvested - Class C                                            --         1,220             --           199
        Redemptions-- Class C                                                    (53,861)      (16,911)       (40,348)      (33,605)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)-- Class C                                        276,837       136,147          2,828        12,921

        Subscriptions - Class Z                                                  917,983       634,962        649,314       855,561
        Proceeds from shares issued in connection with
                the tax-free transfer of assets from Stein Roe
                Small Company Growth Fund                                             --            --             --            --
        Distributions reinvested - Class Z                                            --        81,436          8,562        35,680
        Redemptions-- Class Z                                                   (509,628)     (630,511)      (768,033)   (1,203,599)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)-- Class Z                                        408,355        85,887       (110,157)     (312,358)
-----------------------------------------------------------------------------------------------------------------------------------
                        Net Increase (Decrease) from
                                Share Transactions                             1,618,620       755,398        (84,548)     (265,625)
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                          777,277       937,236       (358,992)     (808,676)
NET ASSETS:
Beginning of period                                                            4,963,364     4,026,128      1,670,436     2,479,112
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                 $5,740,641    $4,963,364     $1,311,444    $1,670,436
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
        NET INVESTMENT LOSS OR OVERDISTRIBUTED NET
        INVESTMENT INCOME)                                                        $3,601         $(420)        $5,460        $5,051
===================================================================================================================================



Liberty Acorn Family of Funds
        >Statements of Changes in Net Assets

                                                          Liberty                  Liberty Acorn                  Liberty
                                                         Acorn USA                 Foreign Forty                Acorn Twenty


                                                 Year ended     Year ended    Year ended    Year ended     Year ended    Year ended
INCREASE (DECREASE) IN NET ASSETS               December 31,   December 31,  December 31,  December 31,   December 31,  December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                         2002           2001          2002          2001           2002          2001
OPERATIONS:
Net investment income (loss)                        $(2,949)       $(1,409)          $39         $(374)       $(1,224)        $(496)
Net realized gain (loss) on investments,
        forward foreign currency contracts,
        futures and foreign currency
        transactions                                (17,552)         7,406        (6,845)      (30,434)          (508)          823
Change in net unrealized appreciation
        (depreciation) of investments,
        forward foreign currency contracts
        and foreign currency transactions           (56,039)        31,876         1,151        (9,135)        (7,857)        6,110
-----------------------------------------------------------------------------------------------------------------------------------
                 Net Increase (Decrease)
                   from Operations                  (76,540)        37,873         (5,655)     (39,943)        (9,589)        6,437

DISTRIBUTION TO SHAREHOLDERS FROM:
        Net investment income - Class A                  --             --            --            (3)            --            --
        Net realized gain - Class A                      --           (155)           --           (23)            --           (21)
        Net investment income - Class B                  --             --            --            (2)            --            --
        Net realized gain - Class B                      --           (181)           --           (13)            --           (23)
        Net investment income - Class C                  --             --            --            (5)            --            --
        Net realized gain - Class C                      --            (90)           --           (30)            --            (9)
        Net investment income - Class Z                  --             --            --           (66)            --            --
        Net realized gain-- Class Z                      --         (3,172)           --          (441)            --          (135)
-----------------------------------------------------------------------------------------------------------------------------------
                Total Distribution to Shareholders       --         (3,598)           --          (583)            --          (188)
SHARE TRANSACTIONS:
        Subscriptions - Class A                      35,469          32,901       54,708        56,509         31,504        11,048
        Proceeds from shares issued in connection
                with the tax-free transfer of
                assets from Stein Roe
                Small Company Growth Fund                22             --            --            --             --            --
        Distributions reinvested - Class A               --            144            --            23             --            19
        Redemptions-- Class A                       (15,616)       (13,214)      (54,724)      (55,501)       (10,199)       (3,166)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)-- Class A            19,875         19,831           (16)        1,031         21,305         7,901

        Subscriptions - Class B                      33,711         31,389         2,363         2,027         27,565        10,371
        Distributions reinvested - Class B               --            155            --            13             --            21
        Redemptions-- Class B                       (13,914)        (4,458)       (2,245)         (778)        (5,862)       (2,066)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase-- Class B                       19,797         27,086           118         1,262         21,703         8,326

        Subscriptions - Class C                      14,839         14,042         5,117         8,387          8,806         3,892
        Distributions reinvested - Class C               --             84            --            11             --             8
        Redemptions-- Class C                        (5,070)        (1,321)       (5,510)       (6,283)        (2,268)         (389)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)-- Class C             9,769         12,805          (393)        2,115          6,538         3,511

        Subscriptions - Class Z                     125,400         83,357        72,837       146,755         46,496        11,389
        Proceeds from shares issued in
                connection with the tax-free
                transfer of assets from Stein
                Roe Small Company Growth Fund        10,075             --            --            --             --            --
        Distributions reinvested - Class Z               --          3,020            --           450             --           128
        Redemptions-- Class Z                       (75,563)      (113,912)      (79,344)     (202,928)       (17,872)      (12,911)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)-- Class Z            59,912        (27,535)       (6,507)      (55,723)        28,624        (1,394)
-----------------------------------------------------------------------------------------------------------------------------------
                 Net Increase (Decrease) from
                   Share Transactions               109,353         32,187        (6,798)      (51,315)        78,170        18,344
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets              32,813         66,462       (12,453)      (91,841)        68,581        24,593
NET ASSETS:
Beginning of period                                 290,710        224,248        45,805       137,646         99,729        75,136
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                      $323,523       $290,710       $33,352       $45,805       $168,310       $99,729
===================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME
        (ACCUMULATED NET INVESTMENT LOSS OR
        OVERDISTRIBUTED NET INVESTMENT INCOME)         $(50)          $(52)           $5          $(16)          $(11)          $(9)
===================================================================================================================================



See accompanying notes to financial statements.

                                     46-47


Liberty Acorn Family of Funds
        >Statements of Changes in Net Assets continued

                                                                                     Liberty                    Liberty Acorn
                                                                                    Acorn Fund                  International

                                                                              Year ended    Year ended     Year ended    Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:                                    December 31,  December 31,   December 31,  December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                      2002          2001           2002          2001
        Subscriptions - Class A                                                   38,478        18,209         15,488        12,434
        Proceeds from shares issued in connection with the
                tax-free transfer of assets from Stein Roe Small
                Company Growth Fund                                                   --            --             --            --
        Shares issued in reinvestment and capital
                gains - Class A                                                       --           146              1            16
        Less shares redeemed-- Class A                                            (8,482)       (2,202)       (14,677)      (11,489)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase-- Class A                                                    29,996        16,153            812           961

        Subscriptions-- Class B                                                   29,099         16,110           923           900
        Shares issued in reinvestment and capital
                gains-- Class B                                                       --           135             --            11
        Less shares redeemed-- Class B                                            (4,407)         (963)          (376)         (203)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase-- Class B                                                    24,692        15,282            547           708

        Subscriptions-- Class C                                                   19,804         8,969          2,573         2,305
        Shares issued in reinvestment and capital
                gains-- Class C                                                       --            68             --            10
        Less shares redeemed-- Class C                                            (3,475)       (1,000)        (2,396)       (1,695)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) - Class C                                         16,329         8,037            177           620

        Subscriptions - Class Z                                                   54,769        37,199         38,166        42,524
        Proceeds from shares issued in connection with the
                tax-free transfer of assets from Stein Roe Small
                Company Growth Fund                                                   --            --             --            --
        Shares issued in reinvestment and capital
                gains - Class Z                                                       --         4,491            484         1,705
        Less shares redeemed-- Class Z                                           (31,314)      (37,172)       (45,408)      (60,018)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)-- Class Z                                                 23,455         4,518         (6,758)      (15,789)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest                          94,472        43,990         (5,222)      (13,500)
-----------------------------------------------------------------------------------------------------------------------------------


Liberty Acorn Family of Funds
        >Statements of Changes in Net Assets continued

                                                          Liberty                  Liberty Acorn                  Liberty
                                                         Acorn USA                 Foreign Forty                Acorn Twenty


                                                 Year ended     Year ended    Year ended    Year ended     Year ended    Year ended
CHANGES IN SHARES OF BENEFICIAL INTEREST:       December 31,   December 31,  December 31,  December 31,   December 31,  December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                         2002           2001          2002          2001           2002          2001
        Subscriptions - Class A                       2,124          1,880         4,749         4,477          2,229           778
        Proceeds from shares issued in
                connection with the tax-free
                transfer of assets from Stein
                Roe Small Company Growth Fund             2             --            --            --             --            --
        Shares issued in reinvestment and capital
                gains - Class A                          --              9            --             2             --             1
        Less shares redeemed-- Class A               (1,009)          (774)       (4,731)       (4,427)          (735)         (225)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase-- Class A                        1,117          1,115            18            52          1,494           554

        Subscriptions-- Class B                       2,019          1,815           220           145          1,955           736
        Shares issued in reinvestment and capital
                gains-- Class B                          --              9            --             1             --             1
        Less shares redeemed-- Class B                 (937)          (277)         (211)          (64)          (431)         (151)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase-- Class B                        1,082          1,547             9            82          1,524           586

        Subscriptions-- Class C                         892            800           459           652            630           281
        Shares issued in reinvestment and capital
                gains-- Class C                          --              5            --             1             --             1
        Less shares redeemed-- Class C                 (335)           (78)         (495)         (526)          (164)          (29)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) - Class C               557             727          (36)          127            466           253

        Subscriptions - Class Z                       7,498          4,826         6,884        10,085          3,286          812
        Proceeds from shares issued in connection
                with the tax-free transfer of
                assets from Stein Roe Small
                Company Growth Fund                     724             --            --            --             --            --
        Shares issued in reinvestment and capital
                gains - Class Z                          --            179            --            32             --             9
        Less shares redeemed-- Class Z               (4,844)        (6,839)       (7,419)      (14,609)        (1,263)         (965)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)-- Class Z                     3,378         (1,834)         (535)       (4,492)         2,023          (144)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
        Beneficial Interest                           6,134          1,555          (544)       (4,231)         5,507         1,249
-----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                     48-49

Liberty Acorn Family of Funds
        >Financial Highlights



Liberty Acorn Fund                                              Class Z                  Years Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period          2002          2001          2000           1999          1998
NET ASSET VALUE, BEGINNING OF PERIOD                                $17.88        $17.21        $18.53         $16.85        $16.99
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                             0.02          0.05          0.10           0.09          0.04
Net realized and unrealized gain (loss)                              (2.40)         1.01          1.55           5.22          0.91
-----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                             (2.38)         1.06          1.65           5.31          0.95
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                              --         (0.04)        (0.11)         (0.09)        (0.03)
From net realized gains                                                 --         (0.35)        (2.86)         (3.54)        (1.06)
-----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Declared to Shareholders                    --         (0.39)        (2.97)         (3.63)        (1.09)
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                      $15.50        $17.88        $17.21         $18.53        $16.85
===================================================================================================================================
Total Return (b)                                                  (13.31)%         6.14%        10.06%         33.40%         6.00%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                                         0.82%         0.82%         0.83%          0.85%         0.84%
Net investment income (c)                                            0.15%         0.28%         0.55%          0.49%         0.30%
Portfolio turnover rate                                                13%           20%           29%            34%           24%
Net assets at end of period (in millions)                           $4,022        $4,220        $3,983         $3,921        $3,549

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c)  The benefits derived from custody fees paid indirectly had no impact.



Liberty Acorn International                                     Class Z                  Years Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period          2002          2001          2000           1999          1998
NET ASSET VALUE, BEGINNING OF PERIOD                                $18.47        $23.85        $35.33         $20.82        $18.39
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                             0.14          0.12          0.01           0.83          0.17
Net realized and unrealized gain (loss)                              (3.10)        (5.11)        (6.73)         15.45          2.68
-----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                             (2.96)        (4.99)        (6.72)         16.28          2.85
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                           (0.11)           --         (0.66)         (0.22)        (0.15)
From net realized gains                                                 --         (0.39)        (4.10)         (1.55)        (0.27)
-----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Declared to Shareholders                 (0.11)        (0.39)        (4.76)         (1.77)        (0.42)
===================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                      $15.40        $18.47        $23.85         $35.33        $20.82
===================================================================================================================================
Total Return (b)                                                  (16.10)%      (21.11)%       (20.02)%        79.20%        15.40%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                                         1.06%         1.06%         1.05%          1.11%         1.12%
Net investment income (c)                                            0.80%         0.62%         0.02%          0.12%         0.86%
Portfolio turnover rate                                                52%           45%           63%            46%           37%
Net assets at end of period (in millions)                           $1,241        $1,613        $2,459         $2,868        $1,725

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c)  The benefits derived from custody fees paid indirectly had no impact.



Liberty Acorn USA                                              Class Z                  Years Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2002          2001          2000           1999          1998
NET ASSET VALUE, BEGINNING OF PERIOD                               $17.52        $14.90        $16.75         $14.80        $15.12
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                    (0.10)        (0.08)        (0.05)          0.00(b)      (0.07)
Net realized and unrealized gain (loss)                             (3.14)         2.94         (1.48)          3.32          0.87
----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                            (3.24)         2.86         (1.53)          3.32          0.80
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                             --           --          (0.00)(b)         --            --
From net realized gains                                                --         (0.24)        (0.32)         (1.37)        (1.12)
----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Declared to Shareholders                   --         (0.24)        (0.32)         (1.37)        (1.12)
==================================================================================================================================
NET ASSET VALUE, END OF PERIOD                                     $14.28        $17.52        $14.90         $16.75        $14.80
==================================================================================================================================
Total Return (c)                                                 (18.49)%        19.25%       (8.99)%         23.00%         5.80%
==================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                        1.17%         1.17%         1.15%          1.15%         1.20%
Net investment income (loss) (d)                                  (0.64)%       (0.46)%       (0.32)%          0.00%(e)      (0.42)%
Portfolio turnover rate                                               31%           24%           45%            49%           42%
Net assets at end of period (in millions)                            $235          $229          $222           $371          $281

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  The benefits derived from custody fees paid indirectly had no impact.
(e)  Rounds to less than 0.01%.



See accompanying notes to financial statements


                                     50-51


Liberty Acorn Family of Funds
        >Financial Highlights

                                                                                                                    Inception
                                                                                                                  November 23
                                                                                                                      through
Liberty Acorn USA                                        Class Z                  Years Ended December 31,        December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding                         2002          2001          2000           1999            1998
throughout each period
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.09        $17.15        $19.93         $11.00          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                              0.03         (0.05)        (0.11)         (0.02)          (0.01)
Net realized and unrealized gain (loss)                      (1.83)        (4.92)        (2.53)          8.98            1.01
-----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                     (1.80)        (4.97)        (2.64)          8.96            1.00
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      --         (0.01)        (0.04)            --              --
From net realized gains                                         --         (0.08)        (0.10)         (0.03)             --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Declared to Shareholders            --         (0.09)        (0.14)         (0.03)             --
===================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                             $10.29        $12.09        $17.15         $19.93          $11.00
===================================================================================================================================
Total Return (b)                                          (14.89)%(c)   (29.05)%(c)   (13.35)%         81.60%(c)       10.00%(c)(d)
cRATIOS TO AVERAGE NET ASSETS
Expenses                                                     1.45%(e)      1.45%(e)      1.33%(e)       1.48%(f)        1.73%(f)(g)
Net investment income (loss)                                 0.26%(e)    (0.32)%(e)    (0.42)%(e)     (0.17)%(f)      (0.78)%(f)(g)
Reimbursement                                                0.33%         0.01%            --          0.09%           0.97%(g)
Portfolio turnover rate                                       102%           82%           79%            60%             90%(g)
Net assets at end of period (in millions)                      $26           $37          $130           $107             $16

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(d)  Not annualized.
(e)  The benefits derived from custody fees paid indirectly had no impact.
(f) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and (0.14)%, respectively for the year ended December 31, 1999, and 1.45% and (0.50)%, respectively for the period ended December 31, 1998.
(g)  Annualized.

                                                                                                                    Inception
                                                                                                                  November 23
                                                                                                                      through
Liberty Acorn Twenty                                     Class Z                  Years Ended December 31,        December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding                         2002          2001          2000           1999            1998
throughout each period
NET ASSET VALUE, BEGINNING OF PERIOD                        $15.23        $14.13        $13.70         $10.71          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                             (0.10)        (0.05)        (0.07)         (0.08)           0.00(b)
Net realized and unrealized gain (loss)                      (1.09)         1.18          1.59           3.21            0.71
-----------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                     (1.19)         1.13          1.52           3.13            0.71
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      --            --         (0.01)            --              --
From net realized gains                                         --         (0.03)        (1.08)         (0.14)             --
-----------------------------------------------------------------------------------------------------------------------------------
        Total Distributions Declared to Shareholders            --         (0.03)        (1.09)         (0.14)             --
===================================================================================================================================
 NET ASSET VALUE, END OF PERIOD                             $14.04        $15.23        $14.13         $13.70          $10.71
===================================================================================================================================
Total Return (c)                                           (7.81)%(d)      8.00%(d)     11.68%         29.30%(d)        7.10%(d)(e)
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     1.26%(f)      1.35%         1.34%(g)       1.37%(g)        1.41%(g)(h)
Net investment income (loss)                               (0.67)%(f)    (0.44)%       (0.52)%(g)     (0.62)%(g)        0.22%(g)(h)
Reimbursement                                                0.01%         0.03%            --          0.04%           0.42%(h)
Portfolio turnover rate                                        40%           82%          116%           101%            173%(h)
Net assets at end of period (in millions)                      $93           $70           $67            $68             $34

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  The benefits derived from custody fees paid indirectly had no impact.
(g) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.32% and (0.50)%, respectively for the year ended December 31, 2000, 1.35% and (0.60)%, respectively for the year ended
     December 31, 1999, 1.35% and 0.28% for the period ended December 31, 1998.
(h)  Annualized.



See accompanying notes to financial statements


                                     52-53

Liberty Acorn Family of Funds
    >Notes to Financial Statements


1.   Nature of Operations
Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty (the "Funds") are series of Liberty Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report. The annual report for Columbia Thermostat Fund, another series of the Trust, is presented starting on page 59 of this report.
     Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.
     On July 26, 2002, Liberty Acorn USA acquired all of the net assets of the Stein Roe Small Company Growth Fund ("Stein Roe Fund") pursuant to a plan of reorganization approved by the Stein Roe Fund shareholders on June 28, 2002. The acquisition was accomplished by a tax-free exchange of 1,139,488 shares of the Stein Roe Fund (valued at $10,096,640) for 726,123 shares of Liberty Acorn USA.
     The net assets of the Stein Roe Fund were combined with the net assets of the Liberty Acorn USA on the acquisition date and included $3,125,202 of unrealized depreciation on investments. The aggregate net assets of Liberty Acorn USA immediately before and after acquisition were $306,945,066 and $317,041,706, respectively.

2.   Significant Accounting Policies
        >Security valuation
Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

        >Repurchase agreements
The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Foreign currency translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

        >Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums (if any) on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

        >Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Financial instruments
Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Liberty Acorn USA and Liberty Acorn Twenty, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

     None of the Funds entered into any futures contracts during the year ended December 31, 2002. Liberty Acorn Fund, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty did not enter into any forward foreign currency contracts during the year ended December 31, 2002.

        >Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated daily to each class proportionately based on relative net assets for purposes of determining the net asset value of each class.

        >Custody fees
Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

        >Federal income taxes
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

        >Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date.


3.   Federal Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for: income on real estate investment trust ("REITs"), deferral of losses from wash sales, foreign currency transactions, net operating losses, treatment of passive foreign investment company gains, capital loss carryforwards, non-deductible expenses and post-October losses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                    UNDISTRIBUTED
                    NET INVESTMENT
                       INCOME
                     (ACCUMULATED     ACCUMULATED                   UNREALIZED
                    NET INVESTMENT    NET REALIZED    PAID-IN      APPRECIATION
                        LOSS)             LOSS        CAPITAL     (DEPRECIATION)
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn Fund      $9,100           $3,607       $(12,298)       $(409)

Liberty Acorn
  International         (2,156)           1,356             --          800

Liberty Acorn USA        2,951           (4,353)         1,402           --

Liberty Acorn
  Foreign Forty            (18)            (367)            --          385

Liberty Acorn Twenty     1,222               --         (1,222)          --

     Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Liberty Acorn Family of Funds
        >Notes to Financial Statements continued

The tax character of distributions paid during 2002 and 2001 were as follows:

LIBERTY ACORN FUND                      2002       2001
---------------------------------------------------------
(in thousands)
Ordinary Income                        $  --      $ 8,940
Long-Term Capital Gains                   --       87,766
=========================================================

LIBERTY ACORN INTERNATIONAL             2002       2001
---------------------------------------------------------
(in thousands)
Ordinary Income                        $9,289     $    --
Long-Term Capital Gains                    --      39,130
=========================================================

LIBERTY ACORN USA                       2002       2001
---------------------------------------------------------
(in thousands)
Ordinary Income                        $   --     $ 1,475
Long-Term Capital Gains                    --       2,123
=========================================================

LIBERTY ACORN FOREIGN FORTY             2002       2001
---------------------------------------------------------
(in thousands)
Ordinary Income                        $   --     $    76
Long-Term Capital Gains                    --         507
=========================================================

LIBERTY ACORN TWENTY                    2002       2001
---------------------------------------------------------
(in thousands)
Ordinary Income                        $   --     $    --
Long-Term Capital Gains                    --         188
=========================================================

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
                                         UNDISTRIBUTED
                        UNDISTRIBUTED      LONG-TERM          UNREALIZED
                          ORDINARY          CAPITAL          APPRECIATION
                           INCOME             GAINS         (DEPRECIATION)
--------------------------------------------------------------------------
(in thousands)
Liberty Acorn Fund         $   --              $ --           $845,845
Liberty Acorn
  International             5,858                --           (134,036)
Liberty Acorn USA              --                --            (14,159)
Liberty Acorn
  Foreign Forty                18                --             (1,203)
Liberty Acorn Twenty           --                --             15,168

The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the return of capital on REITs, tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investments (PFIC's), and foreign currency transactions.

     The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF           LIBERTY      LIBERTY ACORN    LIBERTY ACORN
EXPIRATION       ACORN FUND    INTERNATIONAL         USA
-------------------------------------------------------------
(in thousands)
2008               $   --        $     --          $  126
2009                   --         111,479           3,634
2010               38,238          76,335          17,936
-------------------------------------------------------------
TOTAL             $38,238        $187,814         $21,696


YEAR OF                          LIBERTY          LIBERTY
EXPIRATION                   FOREIGN FORTY         TWENTY
-------------------------------------------------------------
(in thousands)
2009                             $23,084             $ --
2010                              12,528              530
-------------------------------------------------------------
TOTAL                            $35,612             $530

     During the year ended December 31, 2002, the capital loss carryforward acquired by Liberty Acorn USA as a result of the merger with Stein Roe Fund was $3,760.
     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.
     Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post-October losses were deferred January 1, 2003 as follows:

                                                 AMOUNT
-------------------------------------------------------
(in thousands)
Liberty Acorn Fund                              $15,436
Liberty Acorn International                      32,617
Liberty Acorn USA                                 1,921
Liberty Acorn Foreign Forty                       1,251
Liberty Acorn Twenty                                 --

     Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

LIBERTY ACORN FUND
---------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2001                                 $ --
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2002                              409
Unrealized appreciation recognized in
prior years on PFIC's sold during 2002                 --
                                               ----------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2002          $409
                                               ----------
LIBERTY ACORN INTERNATIONAL
---------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2001                               $8,026
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2002                              319
Unrealized appreciation recognized in
prior years on PFIC's sold during 2002             (1,120)
                                               ----------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2002        $7,225
                                               ----------
LIBERTY ACORN FOREIGN FORTY
---------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2001                                 $385
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2002                               --
Unrealized appreciation recognized in
prior years on PFIC's sold during 2002               (385)
                                               ----------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2002         $  --
                                               ----------

4.   Transactions with Affiliates
The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of the Funds' business affairs.
     Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Liberty WAM at the annual rates shown in the table below for each fund.


LIBERTY ACORN FUND
---------------------------------------------------------
Net asset value:
For the first $700 million                           .75%
Next $1.300 billion                                  .70%
Net assets in excess of $2 billion                   .65%

LIBERTY ACORN INTERNATIONAL
---------------------------------------------------------
Net asset value:
For the first $100 million                          1.20%
Next $400 million                                    .95%
Net assets in excess of $500 million                 .75%

LIBERTY ACORN USA
---------------------------------------------------------
Net asset value:
For the first $200 million                           .95%
Net assets in excess of $200 million                 .90%

LIBERTY ACORN FOREIGN FORTY
---------------------------------------------------------
On average daily net assets:                         .95%

LIBERTY ACORN TWENTY
---------------------------------------------------------
On average daily net assets:                         .90%


        >Expense Limit
The Fund's advisor has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Liberty Acorn Foreign Forty Class Z shares and 1.35% of the average annual net assets for Liberty Acorn Twenty Class Z shares.
     Liberty WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.
     Liberty Funds Distributor, Inc. (the Distributor), an indirect subsidiary of Fleet, is each Fund's principal underwriter and receives no compensation on the sale of Class Z shares.
     Each Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

Liberty Acorn Family of Funds
        >Notes to Financial Statements continued

     Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. Trustees' fees and expenses for the year ended December 31, 2002 are as follows:

                                             Year Ended
                                           December 31,
-------------------------------------------------------
(in thousands)                                     2002
Liberty Acorn Fund                                 $301
Liberty Acorn International                          96
Liberty Acorn USA                                    17
Liberty Acorn Foreign Forty                           1
Liberty Acorn Twenty                                  3
-------------------------------------------------------

     The Trust provides a deferred compensation plan for its trustees. Under this deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the participant. Benefits under the deferred compensation plan are payable upon retirement.
     During the year ended December 31, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

FUNDS                            PURCHASES      SALES
-----------------------------------------------------
(in thousands)
Liberty Acorn Fund                  $8,836     $2,201
Liberty Acorn International          9,652      5,822
Liberty Acorn USA                       --        480
Liberty Acorn Foreign Forty            546        823
Liberty Acorn Twenty                   384         --

4.   Borrowing Arrangements
The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended December 31, 2002.


5.   Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2002 were:

LIBERTY ACORN FUND
---------------------------------------------------------
(in thousands)                                       2002
Investment securities
  Purchases                                    $2,045,844
  Proceeds from sales                             678,890
---------------------------------------------------------

LIBERTY ACORN INTERNATIONAL
---------------------------------------------------------
(in thousands)                                       2002
Investment securities
  Purchases                                      $761,252
  Proceeds from sales                             852,166
---------------------------------------------------------

LIBERTY ACORN USA
---------------------------------------------------------
(in thousands)                                       2002
Investment securities
  Purchases                                      $182,553
  Proceeds from sales                              92,203
---------------------------------------------------------

LIBERTY ACORN FOREIGN FORTY
---------------------------------------------------------
(in thousands)                                       2002
Investment securities
  Purchases                                       $38,295
  Proceeds from sales                              47,417
---------------------------------------------------------

LIBERTY ACORN TWENTY
---------------------------------------------------------
(in thousands)                                       2002
Investment securities
  Purchases                                      $119,852
  Proceeds from sales                              45,879
---------------------------------------------------------

Columbia Thermostat Fund
        >Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
(in thousands)
ASSETS
Investments:
      STOCK MUTUAL FUNDS
51 shares Liberty Growth & Income Fund, Class Z                            $702
36 shares Liberty Acorn Fund, Class Z                                       560
31 shares Liberty Growth Stock Fund, Class Z                                696
30 shares Liberty Acorn Twenty Fund, Class Z                                422
22 shares Liberty Select Value Fund, Class Z                                420
      BOND MUTUAL FUNDS
53 shares Liberty Intermediate Bond Fund, Class Z                           472
26 shares Liberty Federal Securities Fund, Class Z                          283
22 shares Columbia High Yield, Class Z                                      188
--------------------------------------------------------------------------------
   Total Investments (cost: $3,683)                                       3,743
Cash                                                                         95
Receivable for:
   Fund shares sold                                                         337
   Dividends                                                                  4
   Expense reimbursement due from Advisor                                     6
Other assets                                                                  5
--------------------------------------------------------------------------------
   Total Assets                                                           4,190

LIABILITIES
Payable for:
   Investments purchased                                                      4
   Registration and blue sky                                                  5
   Reports to shareholders                                                    8
   Legal and audit fee                                                       10
   Trustees' fee                                                              2
   Transfer agent fee                                                         7
Other liabilities                                                             2
--------------------------------------------------------------------------------
   Total Liabilities                                                         38
--------------------------------------------------------------------------------
NET ASSETS                                                               $4,152
================================================================================

Composition of Net Assets
Paid in capital                                                          $4,073
Undistributed net investment income                                           9
Accumulated net realized gain                                                10
Net unrealized appreciation on investments                                   60
--------------------------------------------------------------------------------
NET ASSETS                                                               $4,152
================================================================================

Class Z shares outstanding                                                  399
Net asset value, offering price and redemption price per share           $10.41



See accompanying notes to financial statements.

Columbia Thermostat Fund
        >Statement of Operations
         For the Period Ended December 31, 2002 (a)

(in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from investment company shares                                 $13
--------------------------------------------------------------------------------
EXPENSES:
Management fees                                                               1
Custody fees                                                                  2
Legal and audit fees                                                         11
Transfer agent fee                                                            7
Trustees fee                                                                  2
Registration and blue sky                                                    28
Reports to shareholders                                                      10
Organizational expense                                                       71
Other expenses                                                                1
--------------------------------------------------------------------------------
   Total expenses                                                           133
Less custody fees paid indirectly                                            --*
Less reimbursement of expenses by Advisor                                  (129)
--------------------------------------------------------------------------------
   Net Expenses                                                               4
--------------------------------------------------------------------------------
   Net Investment Income                                                      9
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain distributions from investment company shares                   10
Net unrealized appreciation on investments                                   60
--------------------------------------------------------------------------------
   Net realized and unrealized gain                                          70
--------------------------------------------------------------------------------
Net Increase in Net Assets resulting
   from Operations                                                          $79
================================================================================

(a)  The Fund commenced operations on September 25, 2002.

*Rounds to less than $500.


See accompanying notes to financial statements.

Columbia Thermostat Fund
        >Statement of Changes in Net Assets

                                                                    Period ended
                                                                    December 31,
INCREASE IN NET ASSETS
--------------------------------------------------------------------------------
(in thousands)                                                          2002 (a)

OPERATIONS:
Net investment income                                                      $9
Net realized gain on investments                                           10
Net unrealized appreciation                                                60
--------------------------------------------------------------------------------
  Net Increase from Operations                                             79

SHARE TRANSACTIONS:
  Subscriptions                                                         4,089
  Redemptions                                                             (16)
--------------------------------------------------------------------------------
  Total Increase                                                        4,073
--------------------------------------------------------------------------------
Total Increase in Net Assets                                            4,152
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period                                                          $4,152
================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME                                        $9
================================================================================

                                                                    Period ended
                                                                    December 31,
--------------------------------------------------------------------------------
(in thousands)                                                          2002 (a)

CHANGES IN SHARES OF BENEFICIAL INTEREST
Number of Fund Share of Beneficial Interest:
  Subscriptions                                                           400
  Redemptions                                                              (1)
--------------------------------------------------------------------------------
Net Increase                                                              399
--------------------------------------------------------------------------------

(a)  The Fund commenced operations on September 25, 2002.


See accompanying notes to financial statements.

Columbia Thermostat Fund
        >Financial Highlights

                                                                    Inception
                                                           September 25, 2002
                                                                      through
                                                                 December 31,
-------------------------------------------------------------------------------
Selected data for a share outstanding                                 2002
   throughout the period
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
===============================================================================
INCEOM FROM INVESTMENT OPERATIONS
Net investment income (a)                                             0.04
Net realized and unrealized gain                                      0.37
-------------------------------------------------------------------------------
   Total from Investment Operations                                   0.41
===============================================================================


NET ASSET VALUE, END OF PERIOD                                      $10.41
===============================================================================
Total Return                                                         4.10%(b)(c)
===============================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (d)(e)                                                      0.62%(f)
Net investment income (e)                                            1.41%(f)
Reimbursement                                                       19.94%(f)
Portfolio turnover rate                                                11%(b)
Net assets at end of period (in millions)                               $4

(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)  Not annualized.
(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.
(f)  Annualized.

See accompanying notes to financial statements

Columbia Thermostat Fund
        >Notes to Financial Statements


1.   Nature of Operations
Columbia Thermostat Fund (the "Fund"), a series of Liberty Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, commenced operations September 25, 2002. The Fund may issue an unlimited number of shares. The Fund currently offers one class of shares: Class Z shares. The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds", under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds"). The Fund currently invests in five stock Portfolio Funds (Liberty Acorn Fund, Liberty Acorn Twenty, Liberty Growth & Income Fund, Liberty Select Value Fund, Liberty Growth Stock Fund) and three bond Portfolio Funds (Liberty Federal Securities Fund, Liberty Intermediate Bond Fund and Columbia High-Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, high quality short-term paper and government securities. The annual report of other series of the Trust is also included in this report.

2.   Significant Accounting Policies
        >Security valuation
Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

        >Security transactions and investment income
Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and short-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

        >Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading.

        >Custody fees
The custody fees are reduced based on the Fund's cash balance maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

        >Federal income taxes
The Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, plans to distribute all of its taxable income, as well as any net realized gains on sales of Portfolio Fund shares and any distributions from net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

        >Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date.


3.   Federal Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED
                        UNDISTRIBUTED        LONG-TERM
                           ORDINARY           CAPITAL            UNREALIZED
                            INCOME             GAINS            APPRECIATION
----------------------------------------------------------------------------
(in thousands)
                             $10                 $9                  $58

                          COST OF            UNREALIZED          UNREALIZED
                        INVESTMENTS         APPRECIATION        DEPRECIATION
----------------------------------------------------------------------------
(in thousands)
                           $3,684               $86                  $28

The difference between book-basis and tax-basis unrealized appreciation (depreciation), is attributable to the tax deferral of losses (wash sales).

Columbia Thermostat Fund
        >Notes to Financial Statements continued


4.   Transactions with Affiliates
The Fund's investment adviser, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), an indirect wholly-owned subsidiary of Columbia Management Group, Inc. ("CMG"), which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. Liberty WAM and other subsidiaries of CMG are the investment advisors to the Portfolio Funds.
     Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Liberty WAM at the annual rate of 0.10% of the Fund's average daily net assets.

        >Expense Limit
Liberty WAM has agreed to voluntarily reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.60% of the average annual net assets of the Fund.
     Liberty WAM has also contracted to provide administrative services at an annual rate of .05% of the Fund's average daily net assets.
     Liberty Funds Distributor, Inc. (the Distributor), an indirect subsidiary of Fleet, is the Fund's principal underwriter and receives no compensation on the sale of shares.
     Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. Trustees' fees and expenses for the period ended December 31, 2002, were $1,973.
     The Trust provides a deferred compensation plan for its trustees. Under this deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the participant. Benefits under the deferred compensation plan are payable upon retirement.

5.   Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended December 31, 2002 were:


-------------------------------------------------------
(in thousands)
  Purchases                                      $3,877
  Proceeds from sales                              $194
=======================================================

Report of Independent Auditors
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
LIBERTY ACORN TRUST

We have audited the accompanying statements of assets and liabilities, including the statements of invest ments of Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty, Liberty Acorn Foreign Forty and Columbia Thermostat Fund, comprising the Liberty Acorn Trust, as of December 31, 2002, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our respon sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by cor respon dence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presen tation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respec tive Funds of the Liberty Acorn Trust as of December 31, 2002, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 7, 2003

Liberty Acorn Family of Funds
Class Z Share Information

        MINIMUM INITIAL INVESTMENT
        FOR ALL FUNDS                           $1,000
                                                $1,000 FOR AN IRA
        MINIMUM SUBSEQUENT INVESTMENT           $100
        EXCHANGE FEE                            NONE

LIBERTY ACORN FUND                              ACRNX
        Management Fee                          0.68%
        12b-1 Fee                               None
        Other Expenses                          0.14%
                                                --------
        Expense Ratio                           0.82%

LIBERTY ACORN INTERNATIONAL                     ACINX
        Management Fee                          0.81%
        12b-1 Fee                               None
        Other Expenses                          0.25%
                                                --------
        Expense Ratio                           1.06%

LIBERTY ACORN USA                               AUSAX
        Management Fee                          0.94%
        12b-1 Fee                               None
        Other Expenses                          0.23%
                                                --------
        Expense Ratio                           1.17%

LIBERTY ACORN FOREIGN FORTY                     ACFFX
        Management Fee                          0.95%
        12b-1 Fee                               None
        Other Expenses                          0.50%
                                                --------
        Net Expense Ratio                       1.45%

LIBERTY ACORN TWENTY                            ACTWX
        Management Fee                          0.90%
        12b-1 Fee                               None
        Other Expenses                          0.36%
                                                --------
        Net Expense Ratio                       1.26%

COLUMBIA THERMOSTAT FUND                        COTZX
        Management Fee                          0.10%
        12b-1 Fee                               None
        Other Expenses                          0.50%
                                                --------
        Net Expense Ratio                       0.60%


Fees and expenses are for the year ended December 31, 2002 and for Liberty Acorn Foreign Forty, Liberty Acorn Twenty and Columbia Thermostat Fund include the effect of Liberty Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custody fees paid indirectly, exceeding 1.45%, 1.35% and 0.60% of their average net assets, respectively. These expense limitations are voluntary and can be terminated by either the Funds or Liberty Wanger Asset Management, L.P. on 30 days' notice to the other.

Board of Trustees and Management of Acorn

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the six series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

                               YEAR FIRST
                               ELECTED OR
 NAME, POSITION(S) WITH ACORN   APPOINTED           PRINCIPAL OCCUPATION(S) DURING
 AND AGE AT JANUARY 1, 2003     TO OFFICE                   PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
                                         TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ACORN:
------------------------------------------------------------------------------------------------------------------------------------
 Margaret Eisen, 49,             2002    Formerly managing director, DeGuardiola Advisors;  Chair, Institute for Financial Markets;
 Trustee                                 formerly managing director, North American         director, Global Financial Group
                                         Equities at General Motors Asset Management;       (venture capital fund of funds)
                                         prior thereto, director of Worldwide Pension
                                         Investments for DuPont Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
 Leo A. Guthart, 65,             1994
 Trustee                                 Executive vice president, Honeywell International  AptarGroup, Inc. (producer of dispensing
                                         (home and building control); Chairman, Cylink      valves, pumps and closures); Symbol
                                         Corporation (supplier of encryption equipment);    Technologies, Inc. (manufacturer of
                                         former chairman of the board of trustees,          bar code scanning equipment)
                                         Hofstra University; chairman and  chief
                                         executive officer, Topspin Partners, L.P.

------------------------------------------------------------------------------------------------------------------------------------
 Jerome Kahn, Jr., 68,           1987    Former president, William Harris Investors, Inc.   None.
 Trustee                                 (investment adviser).

------------------------------------------------------------------------------------------------------------------------------------
 Steven N. Kaplan, 43,           1999    Neubauer Family Professor of Entrepreneurship and  None.
 Trustee                                 Finance, Graduate School of Business, University
                                         of Chicago.

------------------------------------------------------------------------------------------------------------------------------------
 David C. Kleinman, 67,          1972    Adjunct professor of strategic management,         Sonic Foundry, Inc. (software); AT&T
 Trustee                                 University of Chicago Graduate School of           Latin America.
                                         Business; Business consultant.

------------------------------------------------------------------------------------------------------------------------------------
 Allan B. Muchin, 67,            1998    Chairman emeritus, Katten Muchin Zavis Rosenman    Alberto-Culver Company (toiletries);
 Trustee                                 (law firm).                                        Carl Buddig & Company.

------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Nason, 66,            1998    Consultant and private investor since 1998; from   None.
 Trustee and chairman                    1990-1998, executive partner and chief executive
                                         officer, member of the executive committee of
                                         Grant Thornton, LLP (public accounting firm)
                                         and member of the policy board of Grant
                                         Thornton International.

------------------------------------------------------------------------------------------------------------------------------------
 John A. Wing, 67,               2002    Frank Wakely Gunsaulus Professor of Law and        AmerUs Life Holdings (life insurance);
 Trustee                                 Finance, and chairman of the Center for the        LDF, Inc. and Labe Federal Bank
                                         Study of Law and Financial Markets, Illinois       (banking); Margo Caribe, Inc. (farming).
                                         Institute of Technology; prior thereto,
                                         chairman of the board and chief executive
                                         officer of ABN-AMRO Incorporated, formerly
                                         The Chicago Corporation; chief executive
                                         officer of Market Liquidity Network, LLC.

------------------------------------------------------------------------------------------------------------------------------------
                                         TRUSTEES WHO ARE AN INTERESTED PERSONS OF ACORN:
------------------------------------------------------------------------------------------------------------------------------------
 Charles P. McQuaid, 49,         1994    Portfolio manager since 1995 and director of       None.
 Trustee and Senior                      research since July 1992 of Liberty WAM;
 Vice President(1)                       Principal, WAM from July 1995 to September 29,
                                         2000; senior vice president, Wanger Advisors
                                         Trust.

------------------------------------------------------------------------------------------------------------------------------------
 Ralph Wanger, 68,               1994    President, Chief Investment Officer and portfolio  Wanger Advisors Trust (4 portfolios).
 Trustee and President*(1)               manager, Liberty WAM since 1992; principal,
                                         WAM from July 1992 until September 29, 2000;
                                         president, WAM Ltd. from July 1992 to
                                         September 29, 2000; president and director, WAM
                                         Acquisition GP, Inc. since September 29, 2000;
                                         president, Wanger Advisors Trust; director, Wanger
                                         Investment Company plc.

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS OF ACORN:
------------------------------------------------------------------------------------------------------------------------------------
 J. Kevin Connaughton, 38,       2001    Treasurer of the Liberty Funds and of the Liberty  None.
 Assistant Treasurer                     All-Star Funds since December, 2000 (formerly
                                         controller of the Liberty Funds and of the
                                         Liberty All-Star Funds from February 1998
                                         to October 2000); Treasurer of the Stein Roe
                                         Funds since February 2001 (formerly controller
                                         from May 2000 to February 2001); Treasurer of the
                                         Galaxy Funds since September 2002; senior vice
                                         president of Liberty Funds Group since January
                                         2001 (formerly vice president of Colonial
                                         Management Associates from February 1998 to
                                         October 2000); Senior Tax Manager, Coopers &
                                         Lybrand, LLP from April 1996 to January 1998.

------------------------------------------------------------------------------------------------------------------------------------
 Kevin S. Jacobs, 41,            2001    Assistant vice president, Liberty Funds Group      None.
 Assistant Secretary                     since June 2000; senior legal product manager,
                                         First Union Corp. September1999 to June 2000;
                                         prior thereto, senior legal product manager,
                                         Colonial Management Associates.

------------------------------------------------------------------------------------------------------------------------------------
 Kenneth A. Kalina, 43,          1995    Chief financial officer, Liberty WAM since         None.
 Assistant Treasurer                     April 2000; assistant treasurer, Wanger Advisors
                                         Trust; fund controller, Liberty WAM since
                                         September 1995; director, New Americas Small
                                         Cap Fund.

------------------------------------------------------------------------------------------------------------------------------------
 Bruce H. Lauer, 45,             1995    Chief operating officer, Liberty WAM since         None.
 Vice President, Secretary               April 1995; principal, WAM from January 2000
 and Treasurer                           to September 29, 2000; vice president, treasurer
                                         and assistant secretary, Wanger Advisors Trust;
                                         director, Wanger Investment Company plc and
                                         New Americas Small Cap Fund.

------------------------------------------------------------------------------------------------------------------------------------
 Jean Loewenberg, 57,            2002    General counsel, Columbia Management Group,        None.
 Assistant Secretary                     Inc. since December 2001; senior vice
                                         president since November 1996 and assistant
                                         general counsel since September, Fleet
                                         National Bank.

------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Mohn, 41,             1997    Analyst and portfolio manager, Liberty WAM         None.
 Vice President                          since August 1992; principal, WAM from 1995
                                         to September 29, 2000; vice president, Wanger
                                         Advisors Trust.

------------------------------------------------------------------------------------------------------------------------------------
 Todd Narter, 38,                2001    Analyst and portfolio manager, Liberty WAM         None.
 Vice President                          since June 1997; vice president, Wanger
                                         Advisors Trust.

------------------------------------------------------------------------------------------------------------------------------------
 Christopher Olson, 38,          2001    Analyst and portfolio manager, Liberty WAM         None.
 Vice President                          since January 2001; vice president, Wanger
                                         Advisors Trust; prior thereto, director and
                                         portfolio strategy analyst with UBS Asset
                                         Management/Brinson Partners.

------------------------------------------------------------------------------------------------------------------------------------
 John H. Park, 35,               1998    Analyst and portfolio manager, Liberty WAM         None.
 Vice President                          since July 1993; principal, WAM from 1998
                                         to September 29, 2000; vice president, Wanger
                                         Advisors Trust.

------------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Pietropaolo, 37,     2001    Vice president and Counsel, Liberty Funds          None.
 Assistant Secretary                     Group since December 1999; associate, Morgan
                                         Lewis & Bockius, October 1998 to December 1999;
                                         product manager, Putnam Investments April
                                         1997 to October 1998.

------------------------------------------------------------------------------------------------------------------------------------
 Joseph Turo, 35,                2002    Assistant General Counsel, Columbia Management     None.
 Assistant Secretary                     Group, Inc. since January 2002; senior counsel,
                                         Fleet National Bank since August 1997; prior
                                         thereto, associate, Ropes & Gray.

------------------------------------------------------------------------------------------------------------------------------------
 Leah J. Zell, 53,               1994    Analyst, and portfolio manager, Liberty WAM        None.
 Vice President*                         since July 1992; vice president, Wanger
                                         Advisors Trust; director and managing member
                                         of trust committee, Chai Trust Company.


(1) Trustee who is an "interested person" of the Trust and of Liberty WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Liberty WAM.

The address for the trustees and officers of the Trust is Liberty Wanger Asset
Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.
Acorn's Statement of Additional Information includes additional information about Acorn's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:
                                                 Liberty Funds Distributor, Inc.
                                                            One Financial Center
                                                           Boston, MA 02111-2621
                                                                  1-800-426-3750
                                                            www.libertyfunds.com

 *Mr. Wanger and Ms. Zell are married to each other.

The Liberty Acorn
---------------------------
          Family of Funds


INVESTMENT ADVISOR
Liberty Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-962-1585

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Liberty Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.68




FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:
WWW.LIBERTYFUNDS.COM

OUR E-MAIL ADDRESS IS:
SERVICEINQUIRIES@COLUMBIAMANAGEMENT.COM

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

                               [GRAPHIC OMITTED]

Logo: LibertyFunds

A Member of Columbia Management Group

(c) 2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 0211-2621




                                                ACN-02/469M-0103 (02/03) 03/0352